UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	OCTOBER 31

Date of reporting period:	NOVEMBER 1, 2008 – OCTOBER 31, 2009
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

October 31, 2009

Managers Small Cap Fund

Managers Fremont Micro-Cap Fund

Managers Fremont Institutional Micro-Cap Fund

Managers Real Estate Securities Fund

Managers California Intermediate Tax-Free Fund

AR022-1009

Managers Funds

Annual Report – October 31, 2009

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGERS’ COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Small Cap Fund	5

Managers Fremont Micro-Cap Fund	11

Managers Fremont Institutional Micro-Cap Fund	20

Managers Real Estate Securities Fund	29

Managers California Intermediate Tax-Free Fund	33

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	45

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	46
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	47
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	48
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	50
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	54
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

TRUSTEES AND OFFICERS	62

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	63

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The past twelve months will go down in the history books as one of the wildest rides in the history of Wall Street. Early in the period, securities markets were under severe pressure as the credit crisis which began in the summer of 2007, accelerated in the fourth quarter of last year amid ongoing concerns about deteriorating economic conditions and the health of some of the most prominent financial institutions. Banks of all sizes remained under pressure, which led to continued consolidation within the industry. Wachovia agreed to sell itself to Wells Fargo & Co. while PNC agreed to acquire the troubled National City. Meanwhile, the U.S. Government attempted to stabilize the system by formally bailing out companies like Citigroup and by providing injections of capital into hundreds of other financial institutions. Like a sprawling fire, the crises extended to other industries with the automakers finding themselves on the verge of collapse. Once again, the U.S. Government stepped in and in late December President Bush approved an emergency bailout of the U.S. auto industry, offering $17.4 billion in rescue loans to Chrysler and General Motors with the expectation that the companies would move quickly to develop acceptable plans for long-term viability.

Consumer and investor confidence continued to sink in the early part of 2009 despite the U.S. Government’s aggressive efforts to restore the economy and stabilize the financial markets. During January, February and early March, stocks plunged, sending broad indexes to levels not seen since the mid to late 1990s. From peak (October 10, 2007) to trough (March 9, 2009), stocks, as measured by the S&P 500 Index, lost 55.5%, the Index’s steepest decline since the Great Depression. Then, on March 10, a very sharp recovery began amid preliminary signs that the Government’s efforts might be starting to bear fruit. More specifically, Citigroup, which had been under extreme pressure and was essentially bailed out by the Government, reported that it returned to profitability in the months of January and February. Citigroup’s surprising news seemed to ignite the markets, contributing to a more than 6% gain for the S&P 500 Index and set the stage for a sharp recovery in equities and extended the rally in credit sensitive fixed income securities.

For the entire one-year period, large-cap stocks outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 11.2%, 6.5%, 10.8% and 5.1%, respectively. International stocks outperformed their domestic counterparts by a wide margin as the MSCI EAFE Index returned 27.7%, thanks partly to weakness in the U.S. Dollar during this period. Over the same time period, REITs underperformed domestic U.S. equities as the Dow Jones U.S. Select REIT Index returned -0.3%. Fixed-income securities in the U.S. and abroad moved substantially higher during the period as investors capitalized on opportunities in various fixed-income segments, with the broad high-quality indexes such as the Barclays Capital U.S. Aggregate Bond and the Barclays Capital Global Aggregate ex US Indexes, returning 13.8% and 21.3%, respectively. Within the fixed-income markets, lower-quality securities posted the best results as investors took advantage of extraordinarily wide credit spreads. This is best exemplified by the 48.1% and 6.3% returns generated by the Barclays Capital US Corporate High Yield Index and the Barclays Capital U.S. Government –Treasury Index, respectively.

Against this backdrop, the, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, and the Managers California Intermediate Tax-Free Fund (each a “Fund” and collectively the “Funds”), generally posted solid absolute and relative returns in this volatile environment, as detailed below.

Letter to Shareholders (continued)

Periods Ended 10/31/09	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date

Managers Small Cap Fund	17.31%	14.80%	(4.63)%	3.87%	0.22%	9/24/1997

Russell 2000® Growth Index	15.70%	11.34%	(6.88)%	0.95%	0.12%

Managers Fremont Micro-Cap Fund	15.25%	11.34%	(6.37)%	0.31%	2.74%	6/30/1994

Russell Microcap® Index	18.17%	5.06%	(12.50)%	(2.57)%	—

Managers Fremont Institutional Micro-Cap Fund	14.86%	11.44%	(7.19)%	(0.18)%	3.80%	12/31/1986

Russell Microcap® Index	18.17%	5.06%	(12.50)%	(2.57)%	—

Managers Real Estate Securities Fund	29.40%	5.77%	(12.96)%	1.34%	8.76%	12/31/1997

Dow Jones U.S. Select REIT Index	27.98%	(0.26)%	(16.77)%	(0.87)%	9.44%

Managers California Intermediate Tax-Free Fund	2.42%	8.97%	3.03%	3.23%	4.47%	11/16/1990

Barclays Capital U.S. Municipal Bond: 5 Year Index	2.22%	9.70%	5.57%	4.19%	5.08%

For the fiscal year that ended October 31, 2009, the Managers Small Cap Fund returned 14.80%, outperforming the Russell 2000® Growth Index, which returned 11.34%. As detailed in the above table, the Fund’s returns also exceed those of the benchmark on a three-, five- and ten-year basis as well as since inception. The primary driver of the Fund’s outperformance for the past year was strong relative stock performance in the health care, energy and financial services sectors of the market. In health care, Mentor Corp. a manufacturer, developer, and marketer of products for the aesthetic medicine market, was a top contributor. In December, Johnson & Johnson announced plans to acquire Mentor in all cash deal valued at $31 per share, which represented a substantial premium to its share price. In energy, the Fund’s top contributor was Natco Group Inc. which benefitted from the June announcement that the company would be acquired by Cameron International Corporation. On an organizational note, in September, Frontier Capital Management replaced TimesSquare Capital Management as the subadvisor for the Fund. Frontier will serve as the Fund’s interim subadvisor, pending shareholder approval of a new subadvisory agreement.

For the 12 months that ended October 31, 2009, the Managers Fremont Micro-Cap Fund returned 11.34% and the Managers Fremont Institutional Micro-Cap Fund returned 11.44%, compared with 5.06% for its benchmark, the Russell Microcap® Index. Performance remains strong relative to both the Index and peers since the Fund was converted to a multi-manager, multi-style approach in early 2008. Solid outperformance over the last year has been driven by positive stock selection in several sectors including financials and information technology. In addition, the Fund has benefited from relative sector weightings versus the benchmark including a large underweight to the struggling financials sector and an overweight to the recovering consumer discretionary sector. The Fund’s growth subadvisors, in particular, performed well during this period as growth micro-cap stocks outperformed their value counterparts significantly.

For the 12 months that ended October 31, 2009, the Managers Real Estate Securities Fund returned 5.77%, compared with -0.26% for its benchmark, the Dow Jones U.S. Select REIT Index. This solid relative performance has helped to contribute to solid longer-term results

Letter to Shareholders (continued)

including performance over the last five years that places the Fund in the top decile amongst peers. The strong relative performance over the past fiscal year has been primarily driven by good stock selection in several areas of the REIT market. Early on, the primary contributors were within the office, shopping center, and healthcare sectors. In the latter half of the fiscal year, the Fund was able to keep pace with the benchmark as the REIT market rallied. The rally was led by low-quality issues while the Fund tends to focus on their high-quality counterparts. However, the solid stock selection exhibited earlier in the year helped after the market turned and enabled the Fund to overcome the headwinds of the lower-quality rally.

For the 12 months that ended October 31, 2009, the Managers California Intermediate Tax-Free Fund returned 8.97%, compared with 9.70% for its benchmark, the Barclays Capital 5-Year Municipal Bond Index. The Fund’s relative underperformance for the fiscal year can be mostly attributed to three key factors. First, the Fund focuses exclusively on California municipal bonds, while its benchmark is a national index that includes bonds from all states. Since California had the largest budget deficit and its general obligation debt was downgraded, the focus on California debt hurt relative performance. Second, the Fund had a shorter duration than its index and investors favored the long-end of the curve in search of higher yield. Third, A- and BBB-rated bonds led the way and the Fund generally has an average credit rating of AA. These biases all contributed to the Fund’s modest underperformance. Nevertheless, the Fund did generate strong absolute returns and still compares well to peers over longer time periods.

Looking forward, we expect that the economy will continue to recover but at a relatively slow pace. While there are certainly indications that economic conditions are improving on a number of fronts, the key metric, the unemployment rate, continues to deteriorate. While the pace of job losses has slowed considerably over the past few months, jobs are still being lost, and as a result, consumers remain concerned about the environment. Historically, consumer spending, which has accounted for up to 70% of all economic activity, has been a key driver of growth. If a high percentage of consumers remain unemployed or are concerned about job security, then spending and, therefore, economic growth may be subdued.

The following report covers the one year period that ended October 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2009	Expense Ratio for the Period	Beginning Account Value 05/01/2009	Ending Account Value 10/31/2009	Expenses Paid During the Period*

Managers Small Cap Fund

Based on Actual Fund Return	1.44%	$1,000	$1,173	$7.89

Based on Hypothetical 5% Annual Return	1.44%	$1,000	$1,018	$7.32

Managers Fremont Micro-Cap Fund

Based on Actual Fund Return	1.56%	$1,000	$1,153	$8.46

Based on Hypothetical 5% Annual Return	1.56%	$1,000	$1,017	$7.93

Managers Fremont Institutional Micro-Cap Fund

Based on Actual Fund Return	1.35%	$1,000	$1,149	$7.31

Based on Hypothetical 5% Annual Return	1.35%	$1,000	$1,018	$6.87

Managers Real Estate Securities Fund

Based on Actual Fund Return	1.50%	$1,000	$1,294	$8.67

Based on Hypothetical 5% Annual Return	1.50%	$1,000	$1,018	$7.63

Managers California Intermediate Tax-Free Fund

Based on Actual Fund Return	0.55%	$1,000	$1,024	$2.81

Based on Hypothetical 5% Annual Return	0.55%	$1,000	$1,022	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers Small Cap Fund

Portfolio Manager’s Comments

The Managers Small Cap Fund seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

In September 2009, Frontier Capital Management Co., LLC (“Frontier”) replaced TimesSquare Capital Management, LLC (“TimesSquare”) as the subadvisor for the Managers Small Cap Fund. Frontier will serve as the Fund’s interim subadvisor, pending shareholder approval of a new subadvisory agreement. In addition, the Fund, which had been closed to new investors since June of 2006, has been reopened. Separately, Managers Investment Group filed with the SEC at the end of October 2009, to change the name of the Fund from Managers Small Cap Fund to Managers Frontier Small Cap Growth Fund which we anticipate launching in January 2010 assuming shareholder approval of the new subadvisory agreement with Frontier.

The Portfolio Manager

Frontier manages client assets in small-, small/mid-, mid- and large-cap U.S. equity strategies. The Managers Small Cap Fund follows a small-cap growth discipline as Frontier implements its “GARP” investment approach to select attractive small-cap stocks.

Frontier believes:

•	Fundamental research is the cornerstone to adding value

•	Stock prices ultimately are linked to sales and earnings growth

•	Growth must be purchased at a reasonable price

•	Research is a continuous process

Frontier utilizes and draws support from its entire team of 16 investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research, Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well-conceived strategic plan. Frontier seeks businesses that can generate superior rates of return on capital in excess of their cost of capital over a business cycle due to above average secular growth prospects or a competitive advantage.

The Year in Review

For the fiscal year ending October 31, 2009, the Managers Small Cap Fund (the “Fund”) returned 14.8%, outperforming the Russell 2000® Growth Index, which returned 11.3%.

During the fiscal year ending October 31, 2009, it was determined by the National Bureau of Economic Research that the U.S. had been in a recession since December 2007. The fiscal year also saw rising unemployment levels and the increased usage of new financial acronyms from TARP (Troubled Asset Relief Program) to TALF (Term Asset-Backed Securities Loan Facility) to PPIP (Public-Private Investment Program). President Obama was sworn into office and new Secretary of the Treasury Geithner found himself immersed in economic turmoil and increased public backlash over government aid to troubled financial institutions such as AIG. After the U.S. equity markets fell to a twelve year low in March, the subsequent market rally, albeit driven mostly by higher beta and lower quality stocks, helped the period end with the Dow Jones Industrial Average crossing the 10,000 level for the first time since October 2008. Mixed signals of economic recovery gave the public the optimistic “green shoots” observations from Federal Reserve Chairman Bernanke, who was reappointed to his post. The $3 billion “cash for clunkers” program concluded well before the anticipated end date of November 1. The allocated federal proceeds to fund the program were quickly exhausted with car owners rushing to trade in their less fuel efficient vehicles, consequently boosting both new car sales and manufacturing activity expansion for the first time since January 2008. Access to credit appears to have stabilized, and the U.S. economy grew at a 3.5% annual rate for the third quarter of 2009, likely calling an end to the recession. Employment prospects, however, continued to remain weak and may impact the psyche of consumers leading into the holiday season, as disappointing consumer confidence data marked the end of the period.

U.S. equities, as measured by the Russell indices, finished the twelve months ending October 31 in positive territory across the size spectrum. Mid-caps outperformed their large- and small-cap counterparts as the Russell Midcap® Index rose 18.8%, followed by

11.2% and 6.5% returns for the Russell 1000® Index and Russell 2000® Index, respectively. From a style perspective, the Russell 2000® Growth Index and its 11.3% return handily outperformed the 2.0% return of the Russell 2000® Value Index.

Managers Small Cap Fund

Portfolio Manager’s Comments (continued)

In this volatile but generally positive environment for stocks, the Fund outperformed its benchmark on a relative basis. The primary driver of the outperformance was strong relative stock selection in the health care, energy and financial services sectors. The Fund also benefited from an overweight to the surging technology sector and an underweight to the lagging health care sector. Partially offsetting the aforementioned contributors was weak results in the consumer discretionary space.

Among the Fund’s financially focused stocks, Wright Express Corporation, a provider of payment processing and information management services to the U.S. commercial and government vehicle fleet industry, was a top contributor. Wright Express shares soared 124%, with much of the rise coming after management reported a better than expected fourth quarter. Evercore Partners Inc., a leading advisory and merchant banking boutique, benefited from emerging signs of merger & acquisition activity as well as a shakeout among large investment banks. Evercore rose 117% during the period, which prompted TimesSquare to sell the stock on this strength. TimesSquare exited Webster Financial Corporation, a bank holding company focused on providing financial services to customers in southern New England and eastern New York, at a loss upon learning that loan losses and investment portfolio write-downs were much worse than anticipated; their shares fell 84%.

In the energy sector, NATCO Group Inc. appreciated by 114% during the period. This was driven by the June announcement that the company would be acquired by Cameron International Corporation. NATCO is a leading provider of equipment, systems, and services used in the production of oil and natural gas, and they possess a proprietary technology to separate oil, gas, and water while removing contaminants.

In the technology-oriented space, SBA Communications Corporation, an independent owner and operator of wireless communications towers, was a top contributor with its 117% return. This was a result of management continuing to reduce outstanding debt levels, and the company continuing to be aided by a stable environment for wireless communication tower companies. Atheros Communications, Inc., a designer of radio frequency chips for wired and wireless network equipment, was also a key contributor. Atheros rose 91%, capped by a strong quarterly report during the third quarter with better than expected revenues and strong forward guidance.

The industrials sector was home to the Fund’s most significant detractor during the period, Huron Consulting Group Inc. This consulting firm, for accounting and other professional services, announced that accounting irregularities on the earn-out payments for prior acquisitions would force it to restate several years of results. As a result, the CEO and CFO resigned. TimesSquare sold the position but after a 75% decline.

Within the consumer discretionary sector, the for-profit education industry was under pressure on concerns about debt loads for all schools (not solely regarding the for-profits), and some degree of investor rotation within the sector towards higher beta names. American Public Education Inc., a provider of online post-secondary education for the military and public service communities, depreciated 22% during the period despite increasing forward guidance and reporting solid quarterly results during the second quarter due in part to growth in civilian student enrollments.

Looking Forward

Looking forward, the Fund’s new subadvisor Frontier continues to believe the economic recovery will be muted by the dampening effects of increased personal savings, deleveraging of the banking system, and the likelihood of higher taxes. Imbalances that caused the global recession took years to develop and will take time to mend. On a positive note, corporate earnings have improved dramatically over the last three quarters on strong cost management and stabilizing revenues, and largely exceeded consensus expectations. Frontier believes that companies that show sustained earnings growth in a slow growth environment will be awarded premium valuations. As a result, its focus remains on identifying high quality, secular growth businesses.

Cumulative Total Return Performance

Managers Small Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Small Cap Fund on October 31, 1999 to a $10,000 investment made in the

Managers Small Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Small Cap Fund and the Russell 2000® Growth Index for the one-year, five-year and ten-year periods ended October 31, 2009.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years
Managers Small Cap[2,3]	14.80%	3.87%	0.22%
Russell 2000® Growth Index	11.34%	0.95%	0.12%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments. An investment cannot be made directly into an index.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Small Cap Fund

Funds Snapshots

October 31, 2009

Portfolio Breakdown

Industry	Managers Small Cap**	Russell 2000® Growth Index
Information Technology	20.9%	26.8%
Industrials	19.9%	14.8%
Health Care	19.1%	23.6%
Consumer Discretionary	15.5%	16.4%
Financials	10.1%	6.0%
Energy	7.0%	4.0%
Materials	1.9%	2.4%
Consumer Staples	1.7%	4.0%
Telecommunication Services	0.6%	1.8%
Utilities	0.0%	0.2%
Other Assets and Liabilities	3.3%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Raymond James Financial, Inc.	2.9%
Millipore Corp.	2.7
Chico’s FAS, Inc.	2.5
Mednax, Inc.	2.3
Waddell & Reed Financial, Inc.	2.1
Skyworks Solutions, Inc.	2.1
Factset Research Systems, Inc.	2.0
Watsco, Inc.	2.0
Pall Corp.	2.0
Tractor Supply Co.	1.8

Top Ten as a Group	22.4%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Small Cap Fund

Schedule of Portfolio Investments

October 31, 2009

	Shares		Value
Common Stocks - 96.7%
Consumer Discretionary - 15.5%
1-800-FLOWERS.COM, Inc.*	24,700		$94,848
Bebe Stores, Inc.	12,500		78,250
Cheesecake Factory, Inc., The*	21,500	[2]	390,870
Chico’s FAS, Inc.*	81,800		977,510
Corinthian Colleges, Inc.*	18,800		298,168
Dollar Tree, Inc.*	14,000		631,820
Harman International Industries, Inc.	13,100		492,691
hhgregg, Inc.*	12,800		211,072
LKQ Corp.*	20,300		350,581
P.F. Chang’s China Bistro, Inc.*	4,800	[2]	140,112
Panera Bread Co., Class A*	3,100		185,938
Polaris Industries, Inc.	10,600		445,942
Regis Corp.	13,100		212,744
Tractor Supply Co.*	15,800		706,260
WABCO Holdings, Inc.	20,800		493,376
WMS Industries, Inc.*	10,400		415,792
Total Consumer Discretionary			6,125,974
Consumer Staples - 1.7%
Nu Skin Enterprises, Inc., Class A	28,800		655,488
Energy - 7.0%
Arena Resources, Inc.*	8,000		298,080
Carrizo Oil & Gas, Inc.*	11,500	[2]	266,570
Core Laboratories, N.V.	4,000	[2]	417,200
Denbury Resources, Inc.*	42,300		617,580
Rex Energy Corp.*	5,500		44,495
St. Mary Land & Exploration Co.	15,800		538,780
World Fuel Services Corp.	11,900		605,115
Total Energy			2,787,820
Financials - 10.1%
Argo Group International Holdings, Ltd.*	15,000		509,400
Investment Technology Group, Inc.*	11,500		248,055
Jefferies Group, Inc.*	24,600		642,060
Penson Worldwide, Inc.*	16,500	[2]	160,875
Raymond James Financial, Inc.	48,500		1,145,085
Thomas Weisel Partners Group, Inc.*	7,500		33,975
W.R. Berkley Corp.	17,600		435,072
Waddell & Reed Financial, Inc.	29,400		824,964
Total Financials			3,999,486
Health Care - 19.1%
American Medical Systems Holdings, Inc.*	31,900		491,898
Beckman Coulter, Inc.	9,300		598,269
Catalyst Health Solutions, Inc.*	20,400		639,948
Charles River Laboratories International, Inc.*	16,900		617,188
CONMED Corp.*	9,500		201,305
Cumberland Pharmaceuticals, Inc.*	11,100		132,090
Eclipsys Corp.*	20,700		388,125
ev3, Inc.*	14,700		173,166
Mednax, Inc.*	17,800		924,176
Millipore Corp.*	15,900		1,065,459
PAREXEL International Corp.*	18,400		230,368
PSS World Medical, Inc.*	25,100		507,522
Valeant Pharmaceuticals International*	4,900		144,060
VCA Antech, Inc.*	24,900		593,118
West Pharmaceutical Services, Inc.	14,200	[2]	560,474
Wright Medical Group, Inc.*	16,500		268,125
Total Health Care			7,535,291
Industrials - 19.9%
Advisory Board Co., The*	9,800		241,472
Aecom Technology Corp.*	17,400		439,176
A.O. Smith Corp.	14,500		574,635
Brady Corp.	19,100		517,228
CLARCOR, Inc.	12,400		364,932
Comfort Systems USA, Inc.	9,800		106,820
EnPro Industries, Inc.*	6,900		155,802
Hub Group, Inc.*	17,400		432,564
II-VI, Inc.*	9,000		238,230
Kaydon Corp.	11,300		395,387
Ladish Co., Inc.*	6,700		86,832
Landstar System, Inc.	17,000		599,080
MasTec, Inc.*	59,700	[2]	704,460
Navistar International Corp.*	6,900		228,666
Pall Corp.	24,400		774,456
Quanta Services, Inc.*	27,100		574,520
Waste Connections, Inc.*	13,700		430,591
Watsco, Inc.	15,400		788,788
Wesco International, Inc.*	8,700		222,372
Total Industrials			7,876,011

The accompanying notes are an integral part of these financial statements.

Managers Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 20.9%
Advanced Analogic Technologies, Inc.*	36,600		$115,290
Ariba, Inc.*	32,600		385,332
ATMI, Inc.*	10,300		156,045
Blackboard, Inc.*	8,500		301,495
Cogent, Inc.*	12,100		116,765
Equinix, Inc.*	7,900	[2]	674,028
Factset Research Systems, Inc.	12,400		794,220
iGATE Corp.*	32,800		289,624
Insight Enterprises, Inc.*	17,900		188,308
International Rectifier Corp.*	3,300		60,324
Jabil Circuit, Inc.	41,600		556,608
Loop Net, Inc.*	24,900		217,377
Monolithic Power Systems, Inc.*	14,800		295,852
Ness Technologies, Inc.*	18,500		121,915
QLogic Corp.*	22,700		398,158
Radisys Corp.*	15,500		131,905
RightNow Technologies, Inc.*	23,300		355,558
Rogers Corp.*	5,900		153,105
SAVVIS, Inc.*	24,800		366,792
Semtech Corp.*	19,700		304,759
Skyworks Solutions, Inc.*	77,800		811,454
Tech Data Corp.*	15,300		587,979
ValueClick, Inc.*	42,200		415,248
Verint Systems, Inc.*	12,400		190,960
Volterra Semiconductor Corp.*	20,200		279,770
Total Information Technology			8,268,871
Materials - 1.9%
Albemarle Corp.	10,300		325,274
Brush Engineered Materials, Inc.*	7,500		138,375
Cabot Corp.	13,200		289,476
Total Materials			753,125
Telecommunication Services - 0.6%
Premiere Global Services, Inc.*	33,100		247,257
Total Common Stocks (cost $38,983,613)			38,249,323
Short-Term Investments - 9.4% [1]
BNY Institutional Cash Reserves Fund, Series A, 0.07% [3]	1,990,007		1,990,007
BNY Institutional Cash Reserves Fund, Series B* [3,4]	118,432		18,653
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13%	1,696,817		1,696,817
Total Short-Term Investments (cost $3,805,256)			3,705,477
Total Investments - 106.1% (cost $42,788,869)			41,954,800
Other Assets, less Liabilities - (6.1)%			(2,418,394)
Net Assets - 100.0%			$39,536,406

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Fremont Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. stock markets. Normally the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strive to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell Microcap® Index is the benchmark for the Fund.

The Portfolio Managers

Lord, Abbett & Co., LLC (“Lord Abbett”)

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and are experiencing earnings growth that is driven by top-line growth rather than being driven by one time events or simple cost-cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The Lord Abbett portfolio typically holds between 75 and 100 stocks with no individual holding exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the portfolio is expected to be relatively high although there is no explicit target as part of either the stock selection or the portfolio-construction process.

Next Century Growth Investors, LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow its business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and\ or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro-cap portfolio because they have approached $1 billion in market capitalization.

The Next Century portfolio is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights can not exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the portfolio.

Managers Investment Group LLC (“MIG”)

Effective August 31, 2009, the subadvisory agreement with respect to the Fund between the Fund’s investment manager, Managers Investment Group LLC (“MIG”), and OFI Institutional Asset Management, Inc. (“OFII”) was terminated. The portion of the Fund previously managed by the OFII portfolio management team of Daniel Goldfarb, Christopher Crooks, and Steven Dray (collectively, the “OFII Team”), who were jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by OFII since December 10, 2007, is currently managed by MIG in its capacity as the investment manager to the Fund. MIG is employing a transition manager to assist with the management of assets formerly managed by the OFII Team. Keitha L. Kinne is primarily responsible for overseeing the transition manager and is primarily responsible for day-to-day management of the portfolio managed directly by MIG. The OFI Team joined AlphaOne on September 1, 2009 and acts as a consultant to MIG with respect to the portion of the Fund previously managed by the AlphaOne team at OFII. AlphaOne retains no authority over the Fund, and Ms. Kinne, on behalf of MIG, retains full discretion over the purchase and sale of investments for the portion of the Fund managed directly by MIG.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments (continued)

measures stocks across categories such as multiple earnings growth, profitability, leverage and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook or any factor that can not be easily captured quantitatively.

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops or the original investment thesis materially deteriorates. The portfolio managed by WEDGE is confined to plus or minus 10% in any given sector although sector positions tend to be much closer to the index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final portfolio is a well diversified micro-cap portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although does not require a sale of a holding until it reaches $800 million in market capitalization.

The Year in Review

The past twelve months will go down in the history books as one of the wildest rides in the history of Wall Street. Early in the period, securities markets were under severe pressure as the credit crises which began in the summer of 2007, accelerated in the fourth quarter of last year amid ongoing concerns about deteriorating economic conditions and the health of some of our most prominent financial institutions. Banks of all sizes remained under pressure, which led to continued consolidation within the industry. Wachovia agreed to sell itself to Wells Fargo & Co. while PNC agreed to acquire the troubled National City. Meanwhile, the U.S. Government attempted to stabilize the system by formally bailing out companies like Citi-group and by providing injections of capital into hundreds of other financial institutions. Like a sprawling fire, the crises extended to other industries with the automakers finding themselves on the verge of collapse. Once again, the U.S. Government stepped in and in late December President Bush approved an emergency bailout of the U.S. auto industry, offering $17.4 billion in rescue loans to Chrysler and General Motors with the expectation that the companies would move quickly to develop acceptable plans for long-term viability. Consumer and investor confidence continued to sink in the early part of 2009 despite the U.S. Government’s aggressive efforts to restore the economy and stabilize the financial markets. During January, February, and early March, stocks plunged, sending broad indexes to levels not seen since the mid to late 1990s. From peak (October 10, 2007) to trough (March 9, 2009), stocks, as measured by the S&P 500 Index, lost 55.5%, marking this Index’s steepest decline since the Great Depression. Then, on March 10, a very sharp recovery began amid preliminary signs that the Government’s efforts might be starting to bear fruit. More specifically, Citigroup, which had been under extreme pressure and was essentially bailed out by the Government, reported that it returned to profitability in the months of January and February. Citigroup’s surprising news seemed to ignite the markets, contributing to a more than 6% gain for the S&P 500 Index and set the stage for a sharp recovery in equities and extended the rally in credit sensitive fixed income securities.

For the 12 months that ended October 31, 2009, the Managers Fremont Micro-Cap Fund returned 11.3%, compared with 5.1% for its benchmark, the Russell Microcap® Index. Performance remains strong relative to both the Index and peers since the Fund was converted to a multi-manager, multi-style approach in early 2008. Solid outperformance over the last year has been driven by positive stock selection in several sectors including financials and information technology. In addition, the Fund has benefited from relative sector weightings versus the benchmark including a large underweight to the struggling financials sector and an overweight to the recovering consumer discretionary sector. The Fund’s growth subadvisors, in particular, performed well during this period as growth micro-cap stocks outperformed their value counterparts significantly.

Looking Forward

The portfolio managers are cautiously optimistic about the prospects of a recovery and are seeking to take advantage of further consolidation within several sectors by tilting the Fund towards those companies the portfolio managers believe are best positioned to increase market share. Although the Fund’s subadvisors remain fairly active, relative sector positioning has remained fairly consistent throughout the course of the last fiscal year with the major exception being the information technology sector where strong performance resulted in the overweight position being reduced to a near neutral weight by the end of the period. Within the Fund, the largest overweight remains to the industrials sector and the largest underweight continues to remain to the financials sector.

Cumulative Total Return Performance

Managers Fremont Micro-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 ® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. This chart compares a hypothetical $10,000 investment made in the Managers Fremont Micro-Cap Fund on October 31,

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

1999, to a $10,000 investment made in the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Managers Fremont Micro-Cap Fund, the Russell Microcap® Index and the Russell 2000® Index for the one-year, five-year and ten-year periods ended October 31, 2009.

Average Annual Total Returns[1,2]	One Year	Five Years	Ten Years
Managers Fremont Micro-Cap[4]	11.34%	0.31%	2.74%
Russell Microcap® Index[3]	5.06%	(2.57)%	— [5]
Russell 2000® Index[6]	6.46%	0.59%	4.11%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]

The Funds are subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[3]

The Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. The Index reflects no deduction of fees, expenses, or taxes.

[4]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[5]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the average annual total return for the Index was 2.45%.
[6]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Index reflects no deduction of fees, expenses, or taxes.

The Russell Microcap® Index and the Russell 2000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Fremont Micro-Cap Fund

Fund Snapshots

October 31, 2009

Portfolio Breakdown

Industry	Managers Fremont Micro Cap**	Russell Microcap® Index	Russell 2000® Growth Index
Information Technology	23.3%	19.3%	26.8%
Industrials	22.7%	13.3%	14.8%
Health Care	16.8%	17.2%	23.6%
Consumer Discretionary	13.7%	14.3%	16.4%
Financials	11.1%	23.1%	6.0%
Energy	4.2%	3.3%	4.0%
Consumer Staples	2.2%	2.6%	4.0%
Materials	2.0%	4.2%	2.4%
Telecommunication Services	0.8%	1.4%	1.8%
Utilities	0.6%	1.3%	0.2%
Other Assets and Liabilities	2.6%	0.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
LaBarge, Inc.*	1.2%
Bio-Reference Laboratories, Inc.*	1.2
U.S. Physical Therapy, Inc.*	1.0
Forrester Research, Inc.	1.0
Great Lakes Dredge & Dock Corp.	1.0
HMS Holdings Corp.*	0.9
Carrizo Oil & Gas, Inc.	0.9
CyberSource Corp.*	0.9
MWI Veterinary Supply, Inc.*	0.9
Standard Parking Corp.	0.9

Top Ten as a Group	9.9%

*	Top Ten Holding at April 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2009

	Shares	Value
Common Stocks - 97.4%
Consumer Discretionary - 13.7%
Ambassadors Group, Inc.	61,513	$781,830
America’s Car-Mart, Inc.*	20,700	429,111
Amerigon, Inc.*	29,200	187,756
BJ’s Restaurants, Inc.*	39,467	629,893
Bridgepoint Education, Inc.*	18,195	258,005
Buffalo Wild Wings, Inc.*	20,615	845,421
Cache, Inc.*	60,773	292,318
California Pizza Kitchen, Inc.*	29,500	383,205
Chinacast Education Corp.*	35,000	217,700
Citi Trends, Inc.*	14,688	386,735
CKE Restaurants, Inc.	15,600	136,500
Core-Mark Holding Co., Inc.*	5,600	153,272
CSS Industries, Inc.	12,400	251,720
FGX International Holdings, Ltd.*	32,671	430,931
Grand Canyon Education, Inc.*	12,895	209,157
Hawk Corp., Class A*	11,545	160,707
hhgregg, Inc.*	63,700	1,050,413
Hibbett Sports, Inc.*	21,561	404,053
Home Inns & Hotels Management, Inc., (ADR)*	9,002	239,273
Hooker Furniture Corp.	11,588	148,442
IMAX Corp.*	39,377	405,583
Jo-Ann Stores, Inc.*	6,500	173,030
K12, Inc.*	4,600	73,784
Kenneth Cole Productions, Inc.	26,107	248,278
Learning Tree International, Inc.*	13,600	147,968
Lincoln Educational Services Corp.*	7,300	144,686
Lumber Liquidators, Inc.*	45,460	966,025
Maidenform Brands, Inc.*	19,800	277,992
Marcus Corp., The	12,500	146,250
McCormick & Schmick’s Seafood Restaurants, Inc.*	58,979	355,054
Midas, Inc.*	17,500	141,050
Monro Muffler Brake, Inc.	23,900	740,661
Morton’s Restaurant Group, Inc.*	19,000	71,060
Movado Group, Inc.	34,796	364,662
New York & Company, Inc.*	48,000	211,200
Peet’s Coffee & Tea, Inc.*	13,100	445,400
Pinnacle Entertainment, Inc.*	59,033	498,829
RC2 Corp.*	5,125	66,932
Rentrak Corp.*	4,600	70,702
Shutterfly, Inc.*	45,850	646,485
Steiner Leisure, Ltd.*	16,020	592,099
Summer Infant, Inc.*	48,915	243,597
The Finish Line, Inc., Class A	18,500	187,590
True Religion Apparel, Inc.*	16,485	424,818
Universal Electronics, Inc.*	16,363	337,078
Vitacost.com, Inc.*	37,200	369,024
Volcom, Inc.*	32,000	531,520
Westport Innovations, Inc.*	43,500	425,430
Wonder Auto Technology, Inc.*	18,500	239,390
Zumiez, Inc.*	23,500	316,545
Total Consumer Discretionary		17,459,164
Consumer Staples - 2.2%
Andersons, Inc., The	4,900	152,047
Boston Beer Co., Inc.*	4,800	182,400
China-Biotics, Inc.*	20,800	241,280
Diedrich Coffee, Inc.*	17,340	378,012
Elizabeth Arden, Inc.*	24,900	265,185
Inter Parfums, Inc.	8,708	106,934
J&J Snack Foods Corp.	5,500	215,435
Medifast, Inc.*	11,215	246,955
Nutraceutical International Corp.*	7,400	80,512
Pantry, Inc., The*	10,300	145,333
Rocky Mountain Chocolate Factory, Inc.	9,400	80,088
Smart Balance, Inc.*	93,132	491,737
Susser Holdings Corp.*	13,600	161,704
Total Consumer Staples		2,747,622
Energy - 4.2%
Bolt Technology Corp.*	6,400	65,088
Carrizo Oil & Gas, Inc.*	48,945	1,134,545
Clean Energy Fuels Corp.*	48,100	557,960
Dawson Geophysical Co.*	6,400	154,560
Gulf Island Fabrication, Inc.	18,100	346,072
Natural Gas Services Group, Inc.*	18,600	313,782
Northern Oil & Gas, Inc.*	93,780	855,274
Panhandle Oil and Gas, Inc.	7,700	151,382
PetroQuest Energy, Inc.*	36,420	223,255
RPC, Inc.	86,609	809,794
Tetra Technologies, Inc.*	33,700	318,802

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Energy - 4.2% (continued)
TGC Industries, Inc.	39,543	$172,012
Union Drilling, Inc.*	34,730	265,337
Total Energy		5,367,863
Financials - 11.1%
Alliance Financial Corp.	3,100	80,724
American Physicians Capital, Inc.	10,000	282,800
American Safety Insurance Holdings, Ltd.*	4,900	72,618
Amerisafe, Inc.*	22,206	411,699
Associated Estates Realty Corp.	18,500	168,720
Baldwin & Lyons, Inc.	3,700	84,397
Bancorp Rhode Island, Inc.	20,397	520,531
Bank of Marin Bancorp	8,200	270,682
Bar Harbor Bankshares	2,500	71,000
Broadpoint Gleacher Securities Group, Inc.*	54,312	345,968
Bryn Mawr Bank Corp.	22,652	362,432
Columbia Banking System, Inc.	31,034	456,200
Community Trust Bancorp, Inc.	11,000	270,820
Cowen Group, Inc.*	88,382	667,284
Danvers Bancorp, Inc.	58,609	804,702
Donegal Group, Inc.	33,160	484,136
Eastern Insurance Holdings, Inc.	16,136	113,920
ESB Financial Corp.	5,600	65,296
ESSA Bancorp, Inc.	6,500	77,805
Evercore Partners, Inc., Class A	9,600	313,344
Financial Institutions, Inc.	46,755	493,733
First Cash Financial Services, Inc.*	17,000	292,060
First Community Bancshares, Inc.	25,575	297,693
First Mercury Financial Corp.	12,000	152,400
First of Long Island Corp., The	6,300	152,271
Hallmark Financial Services, Inc.*	22,200	170,274
Iberia Bank Corp.	15,403	667,104
Independent Bank Corp. (MA)	11,200	238,224
JMP Group, Inc.	26,100	219,762
Legacy Bancorp, Inc.	54,193	518,085
Meadowbrook Insurance Group, Inc.	55,100	370,823
Mercer Insurance Group, Inc.	9,200	170,936
Mission West Properties, Inc.	11,700	77,805
National Bankshares, Inc.	9,900	268,389
National Interstate Corp.	4,700	85,117
OceanFirst Financial Corp., Inc.	63,192	600,324
Penson Worldwide, Inc.*	85,312	831,792
Ramco-Gershenson Properties Trust	7,900	69,836
S.Y. Bancorp, Inc.	13,300	297,255
SCBT Financial Corp.	5,866	151,753
Shore Bancshares, Inc.	4,400	71,764
Simmons First National Corp., Class A	8,300	242,858
Smithtown Bancorp, Inc.	14,446	149,516
Southside Bancshares, Inc.	13,283	276,154
Texas Capital Bancshares, Inc.*	20,900	304,513
Urstadt Biddle Properties, Inc., Class A	10,700	158,039
ViewPoint Financial Group	6,000	80,400
Washington Trust Bancorp, Inc.	8,400	126,168
Webster Financial Corp.	42,500	480,675
WSFS Financial Corp.	9,100	251,160
Total Financials		14,191,961
Health Care - 16.8%
Addus HomeCare Corp.*	34,600	316,590
Allos Therapeutics, Inc.*	27,700	156,505
ATS Medical, Inc.*	57,800	155,482
Bio-Reference Laboratories, Inc.*	47,438	1,533,671
Cardiovascular Systems, Inc.*	38,000	185,820
Clarient, Inc.*	81,565	264,271
Conceptus, Inc.*	31,565	553,650
Cyberonics, Inc.*	20,100	290,646
Cypress Bioscience, Inc.*	30,700	188,498
DexCom, Inc.*	84,100	576,926
Endologix, Inc.*	224,035	1,066,407
Ensign Group, Inc.,The	10,700	158,146
eResearch Technology, Inc.*	37,000	273,800
Eurand N.V.*	33,903	448,198
Exactech, Inc.*	45,967	689,505
Genomic Health, Inc.*	12,800	237,696
Genoptix, Inc.*	10,520	365,991
Hanger Orthopedic Group, Inc.*	69,658	964,067
Harvard Bioscience, Inc.*	114,400	414,128
HMS Holdings Corp.*	27,750	1,191,308
Home Diagnostics, Inc.*	12,830	80,187
Insulet Corp.*	64,600	717,060
IPC The Hospitalist Co., Inc.*	14,300	433,290
Kensey Nash Corp.*	5,900	141,069
Landauer, Inc.	4,400	227,876
LHC Group, Inc.*	6,400	178,624
MAKO Surgical Corp.*	39,700	359,285

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 16.8% (continued)
Medical Action Industries, Inc.*	19,800	$216,612
MEDTOX Scientific, Inc.*	95,340	951,493
Merit Medical Systems, Inc.*	47,933	813,902
MWI Veterinary Supply, Inc.*	31,200	1,104,480
Neogen Corp.*	24,999	792,468
NxStage Medical, Inc.*	82,600	460,908
Obagi Medical Products, Inc.*	16,100	164,542
Odyssey HealthCare, Inc.*	6,100	85,034
Optimer Pharmaceuticals, Inc.*	26,500	306,340
Orthovita, Inc.*	54,100	189,350
Phase Forward, Inc.*	13,000	170,430
Psychemedics Corp.	44,047	238,294
Questcor Pharmaceuticals, Inc.*	31,100	141,194
Res-Care, Inc.*	21,600	259,848
Somanetics Corp.*	28,000	418,600
SXC Health Solutions Corp.*	12,465	569,401
U.S. Physical Therapy, Inc.*	91,785	1,288,661
Vanda Pharmaceuticals, Inc.*	27,922	284,804
Viropharma, Inc.*	30,100	226,954
Volcano Corp.*	2,946	42,275
Young Innovations, Inc.	5,985	141,545
Zoll Medical Corp.*	15,600	302,952
Total Health Care		21,338,783
Industrials - 22.7%
51job, Inc., (ADR)*	32,200	479,780
AAON, Inc.	8,100	145,881
AeroVironment, Inc.*	7,752	206,668
Alamo Group, Inc.	10,600	145,220
Altra Holdings, Inc.*	61,092	535,777
American Ecology Corp.	39,700	659,814
Ameron International Corp.	4,700	277,206
Ampco-Pittsburgh Corp.	9,300	250,170
Apogee Enterprises, Inc.	11,000	145,640
Applied Signal Technology, Inc.	6,400	131,136
AZZ, Inc.*	11,995	410,949
Barrett Business Services, Inc.	22,637	262,589
Cascade Corp.	9,400	233,496
CBIZ, Inc.*	126,900	893,376
Celadon Group, Inc.*	24,400	238,144
Chart Industries, Inc.*	36,465	720,913
Colfax Corp.*	26,200	285,056
Columbus McKinnon Corp.*	18,300	302,865
Comfort Systems USA, Inc.	13,000	141,700
Courier Corp.	16,300	241,729
CRA International, Inc.*	21,200	524,700
Ducommun, Inc.	15,500	263,810
Duoyuan Global Water, Inc., (ADR)*	10,400	340,912
DXP Enterprises, Inc.*	62,626	718,947
Dynamex, Inc.*	13,600	252,008
Dynamic Materials Corp.	11,350	218,828
Energy Recovery, Inc.*	16,700	93,186
EnerNOC, Inc.*	23,471	674,322
Ennis, Inc.	11,400	172,710
EnPro Industries, Inc.*	11,400	257,412
Exponent, Inc.*	37,781	982,684
Furmanite Corp.*	53,800	192,604
GP Strategies Corp.*	108,533	764,072
Great Lakes Dredge & Dock Corp.	198,815	1,218,736
Harbin Electric, Inc.*	20,100	320,193
Hill International, Inc.*	105,963	712,071
ICF International, Inc.*	12,585	360,560
II-VI, Inc.*	30,604	810,088
Kforce, Inc.*	33,100	388,263
Kimball International, Inc., Class B	10,700	80,250
Knight Transportation, Inc.	31,350	502,854
Knoll, Inc.	32,600	319,480
LaBarge, Inc.*	138,932	1,542,145
LB Foster Co., Class A*	4,800	134,784
LMI Aerospace, Inc.*	42,494	457,660
LSI Industries, Inc.	42,597	297,753
Marten Transport, Ltd.*	45,817	803,630
Met-Pro Corp.	24,600	226,320
Michael Baker Corp.*	9,300	332,010
Multi-Color Corp.	67,329	893,456
MYR Group, Inc.*	20,800	357,344
Old Dominion Freight Line, Inc.*	11,950	310,580
On Assignment, Inc.*	54,200	327,368
Orion Marine Group, Inc.*	48,710	927,438
Raven Industries, Inc.	18,718	462,335
RBC Bearings, Inc.*	10,100	217,251
Saia, Inc.*	22,200	325,452
SmartHeat, Inc.*	38,700	345,978
Spherion Corp.*	12,800	63,360

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 22.7% (continued)
Standard Parking Corp.*	62,581	$1,101,426
Sterling Construction, Inc.*	39,290	633,748
Titan Machinery, Inc.*	45,046	483,344
TrueBlue, Inc.	26,800	324,280
Universal Truckload Services, Inc.	9,100	149,604
UQM Technologies, Inc.*	53,120	249,664
Vitran Corp., Inc., Class A*	102,763	879,651
Volt Information Sciences, Inc.*	15,800	128,138
Total Industrials		28,851,518
Information Technology - 23.3%
3PAR, Inc.*	31,200	293,592
Actuate Corp.*	39,800	199,398
Anadigics, Inc.*	66,700	214,107
Anaren Microwave, Inc.*	18,100	264,622
Applied Micro Circuits Corp.*	40,900	319,838
Aruba Networks, Inc.*	44,830	350,571
Bel Fuse, Inc.	13,100	237,110
Cavium Networks, Inc.*	14,100	267,336
CommVault Systems, Inc.*	15,900	313,230
Compellent Technologies, Inc.*	56,515	1,036,485
Computer Task Group, Inc.*	12,000	83,640
Constant Contact, Inc.*	25,557	423,479
CTS Corp.	35,195	315,347
CyberSource Corp.*	68,233	1,117,656
DealerTrack Holdings, Inc.*	22,990	378,875
DemandTec, Inc.*	70,041	615,660
DG FastChannel, Inc.*	35,490	744,225
Digi International, Inc.*	31,428	249,853
Double-Take Software, Inc.*	24,300	225,261
DragonWave, Inc.*	16,800	133,896
DTS, Inc.*	16,890	477,142
Dynamics Research Corp.*	10,500	134,505
Ebix, Inc.*	7,335	451,836
EMS Technologies, Inc.*	60,520	1,054,864
Entegris, Inc.*	56,640	212,966
Forrester Research, Inc.*	50,264	1,273,187
Hackett Group, Inc., The*	30,500	95,160
iGATE Corp.*	52,320	461,986
Interactive Intelligence, Inc.*	23,800	399,126
IPG Photonics Corp.*	19,200	262,272
IXYS Corp.*	22,900	153,430
Knot, Inc., The*	48,000	512,160
Kulicke & Soffa Industries, Inc.*	66,600	309,690
LogMeIn, Inc.*	15,035	302,204
Maxwell Technologies, Inc.*	41,280	740,150
Mellanox Technologies, Ltd.*	48,613	848,297
Methode Electronics, Inc.	8,800	63,800
Mindspeed Technologies, Inc.	83,545	291,572
MIPS Technologies, Inc.*	60,375	238,481
Monolithic Power Systems, Inc.*	9,900	197,901
MTS Systems Corp.	14,000	371,000
Multi-Fineline Electronix, Inc.*	3,000	81,750
NCI, Inc., Class A*	27,714	745,784
Netezza Corp.*	45,600	421,344
NetLogic Microsystems, Inc.*	12,725	483,677
O2Micro International, Ltd.*	61,020	267,878
Online Resources Corp.*	93,740	492,135
OpenTable, Inc.*	17,000	419,220
OSI Systems, Inc.*	9,100	178,633
PC Connection, Inc.*	31,500	185,220
PDF Solutions, Inc.*	184,800	654,192
Perficient, Inc.*	37,200	302,808
Power Integrations, Inc.	6,645	207,324
PROS Holdings, Inc.*	63,900	574,461
Radiant Systems, Inc.*	71,800	706,512
Renaissance Learning, Inc.	8,300	75,364
Renesola, Ltd., (ADR)*	108,100	397,808
RightNow Technologies, Inc.*	18,100	276,206
S1 Corp.*	11,300	67,800
ShoreTel, Inc.*	51,200	336,384
SonicWALL, Inc.*	30,700	243,758
Sourcefire, Inc.*	15,285	310,286
Spectrum Control, Inc.*	28,100	237,445
Super Micro Computer, Inc.*	9,600	77,376
Supertex, Inc.*	29,550	716,588
Switch & Data Facilities Co., Inc.*	49,040	820,439
Symmetricom, Inc.*	27,292	130,729
Synchronoss Technologies, Inc.*	37,800	431,298
Taleo Corp.*	23,600	513,064
Terremark Worldwide, Inc.*	33,815	216,078
TESSCO Technologies, Inc.	5,000	84,750

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 23.3% (continued)
Ultimate Software Group, Inc., The*	15,100	$385,201
VanceInfo Technologies, Inc., (ADR)*	20,800	314,080
Veeco Instruments, Inc.*	16,100	392,035
Virtusa Corp.*	71,910	645,752
Volterra Semiconductor Corp.*	39,100	541,535
White Electronic Designs Corp.*	31,200	136,968
Total Information Technology		29,707,792
Materials - 2.0%
Balchem Corp.*	32,795	904,814
Brush Engineered Materials, Inc.*	3,500	64,575
Buckeye Technologies, Inc.*	34,100	305,536
Chemspec International, Ltd., (ADR)*	25,900	189,847
ICO, Inc.*	35,900	137,856
Koppers Holdings, Inc.	10,100	263,812
Landec Corp.*	38,500	251,790
Myers Industries, Inc.	15,400	135,058
Quaker Chemical Corp.	7,500	154,500
Universal Stainless & Alloy Products, Inc.*	9,000	135,810
Zagg, Inc.*	7,190	40,264
Total Materials		2,583,862
Telecommunication Services - 0.8%
Cbeyond, Inc.*	20,605	275,077
Neutral Tandem, Inc.*	23,855	503,102
Shenandoah Telecommunications Co.*	11,949	199,429
Total Telecommunication Services		977,608
Utilities - 0.6%
American States Water Co.	7,200	238,680
China Natural Gas, Inc.*	41,600	488,800
Total Utilities		727,480
Total Common Stocks (cost $119,600,731)		123,953,653
Short-Term Investments - 3.0%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13% (cost $3,824,791)	3,824,791	3,824,791
Total Investments - 100.4% (cost $123,425,522)		127,778,444
Other Assets, less Liabilities - (0.4)%		(456,339)
Net Assets - 100.0%		$127,322,105

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Fremont Institutional Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. stock markets. Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strive to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell Micro-cap® Index is the benchmark for the Fund.

The Portfolio Managers

Lord, Abbett & Co., LLC (“Lord Abbett”)

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and are experiencing earnings growth that is driven by top-line growth rather than being driven by one time events or simple cost-cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The Lord Abbett portfolio typically holds between 75 and 100 stocks with no individual holding exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the portfolio is expected to be relatively high although there is no explicit target as part of either the stock selection or the portfolio-construction process.

Next Century Growth Investors, LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow its business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and\or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro-cap portfolio because they have approached $1 billion in market capitalization.

The Next Century portfolio is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights can not exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the portfolio.

Managers Investment Group LLC (“MIG”)

Effective August 31, 2009, the subadvisory agreement with respect to the Fund between the Fund’s investment manager, Managers Investment Group LLC (“MIG”), and OFI Institutional Asset Management, Inc. (“OFII”) was terminated. The portion of the Fund previously managed by the OFII portfolio management team of Daniel Goldfarb, Christopher Crooks, and Steven Dray (collectively, the “OFII Team”), who were jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by OFII since December 10, 2007, is currently managed by MIG in its capacity as the investment manager to the Fund. MIG is employing a transition manager to assist with the management of assets formerly managed by the OFII Team. Keitha L. Kinne is primarily responsible for overseeing the transition manager and is primarily responsible for day-to-day management of the portfolio managed directly by MIG. The OFI Team joined AlphaOne on September 1, 2009 and acts as a consultant to MIG with respect to the portion of the Fund previously managed by the AlphaOne team at OFII. AlphaOne retains no authority over the Fund, and Ms. Kinne, on behalf of MIG, retains full discretion over the purchase and sale of investments for the portion of the Fund managed directly by MIG.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook or any factor that can not be easily captured quantitatively.

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops or the original investment thesis materially deteriorates. The portfolio

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

managed by WEDGE is confined to plus or minus 10% in any given sector although sector positions tend to be much closer to the index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final portfolio is a well diversified micro-cap portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although does not require a sale of a holding until it reaches $800 million in market capitalization.

The Year in Review

The past twelve months will go down in the history books as one of the wildest rides in the history of Wall Street. Early in the period, securities markets were under severe pressure as the credit crises which began in the summer of 2007, accelerated in the fourth quarter of last year amid ongoing concerns about deteriorating economic conditions and the health of some of our most prominent financial institutions. Banks of all sizes remained under pressure, which led to continued consolidation within the industry. Wachovia agreed to sell itself to Wells Fargo & Co. while PNC agreed to acquire the troubled National City. Meanwhile, the U.S. Government attempted to stabilize the system by formally bailing out companies like Citigroup and by providing injections of capital into hundreds of other financial institutions. Like a sprawling fire, the crises extended to other industries with the automakers finding themselves on the verge of collapse. Once again, the U.S. Government stepped in and in late December President Bush approved an emergency bailout of the U.S. auto industry, offering $17.4 billion in rescue loans to Chrysler and General Motors with the expectation that the companies would move quickly to develop acceptable plans for long-term viability. Consumer and investor confidence continued to sink in the early part of 2009 despite the U.S. Government’s aggressive efforts to restore the economy and stabilize the financial markets. During January, February, and early March, stocks plunged, sending broad indexes to levels not seen since the mid to late 1990s. From peak (October 10, 2007) to trough (March 9, 2009), stocks, as measured by the S&P 500 Index, lost 55.5%, marking this Index’s steepest decline since the Great Depression. Then, on March 10, a very sharp recovery began amid preliminary signs that the Government’s efforts might be starting to bear fruit. More specifically, Citigroup, which had been under extreme pressure and was essentially bailed out by the Government, reported that it returned to profitability in the months of January and February. Citigroup’s surprising news seemed to ignite the markets, contributing to a more than 6% gain for the S&P 500 Index and set the stage for a sharp recovery in equities and extended the rally in credit sensitive fixed income securities.

For the 12 months that ended October 31, 2009, the Managers Fremont Institutional Micro-Cap Fund returned 11.4%, compared with 5.1% for its benchmark, the Russell Microcap® Index. Performance remains strong relative to both the Index and peers since the Fund was converted to a multi-manager, multi-style approach in early 2008. Solid outperformance over the last year has been driven by positive stock selection in several sectors including financials and information technology. In addition, the Fund has benefited from relative sector weightings versus the benchmark including a large underweight to the struggling financials sector and an overweight to the recovering consumer discretionary sector. The Fund’s growth subadvisors, in particular, performed well during this period as growth micro-cap stocks outperformed their value counterparts significantly.

Looking Forward

The portfolio managers are cautiously optimistic about the prospects of a recovery and are seeking to take advantage of further consolidation within several sectors by tilting the Fund towards those companies the portfolio managers believe are best positioned to increase market share. Although the Fund’s subadvisors remain fairly active, relative sector positioning has remained fairly consistent throughout the course of the last fiscal year with the major exception being the information technology sector, where strong performance resulted in the overweight position being reduced to a near neutral weight by the end of the period. Within the Fund, the largest overweight remains to the industrials sector and the largest underweight continues to remain to the financials sector.

Cumulative Total Return Performance

Managers Fremont Institutional Micro-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. This chart compares a

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

hypothetical $10,000 investment made in the Managers Fremont Institutional Micro-Cap Fund on October 31, 1999, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Managers Fremont Institutional Micro-Cap Fund, the Russell Microcap® Index and the Russell 2000® Index for the one-year, five-year and ten-year periods ended October 31, 2009.

Average Annual Total Returns [1,2]	One Year	Five Years	Ten Years
Managers Fremont Institutional Micro-Cap [4]	11.44%	(0.18)%	3.80%
Russell Microcap® Index [3]	5.06%	(2.57)%	— [5]
Russell 2000® Index [6]	6.46%	0.59%	4.11%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]

The Funds are subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[3]

Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. The Index reflects no deduction of fees, expenses, or taxes.

[4]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[5]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the average annual total return for the Index was 2.45%.
[6]

Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Index reflects no deduction of fees, expenses, or taxes.

The Russell Microcap® Index and the Russell 2000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Fremont Institutional Micro-Cap Fund

Fund Snapshots

October 31, 2009

Portfolio Breakdown

Industry	Managers Fremont Institutional Micro-Cap**	Russell Microcap® Index	Russell 2000® Growth Index
Information Technology	23.4%	19.3%	26.8%
Industrials	23.0%	13.3%	14.8%
Health Care	16.9%	17.2%	23.6%
Consumer Discretionary	13.3%	14.3%	16.4%
Financials	11.5%	23.1%	6.0%
Energy	4.2%	3.3%	4.0%
Consumer Staples	2.1%	2.6%	4.0%
Materials	2.0%	4.2%	2.4%
Telecommunication Services	0.8%	1.4%	1.8%
Utilities	0.5%	1.3%	0.2%
Other Assets and Liabilities	2.3%	0.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
LaBarge, Inc.*	1.2%
Bio-Reference Laboratories, Inc.*	1.2
Great Lakes Dredge & Dock Corp.	1.1
U.S. Physical Therapy, Inc.*	1.0
Forrester Research, Inc.	1.0
HMS Holdings Corp.*	1.0
CyberSource Corp.*	0.9
Standard Parking Corp.	0.9
MWI Veterinary Supply, Inc.*	0.9
Carrizo Oil & Gas, Inc.	0.9

Top Ten as a Group	10.1%

*	Top Ten at April 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2009

	Shares	Value
Common Stocks - 97.7%
Consumer Discretionary - 13.3%
Ambassadors Group, Inc.	12,280	$156,079
America’s Car-Mart, Inc.*	3,800	78,774
Amerigon, Inc.*	5,540	35,622
BJ’s Restaurants, Inc.*	7,295	116,428
Bridgepoint Education, Inc.*	3,450	48,921
Buffalo Wild Wings, Inc.*	3,675	150,712
Cache, Inc.*	10,531	50,654
California Pizza Kitchen, Inc.*	5,550	72,094
Chinacast Education Corp.*	5,700	35,454
Citi Trends, Inc.*	3,031	79,806
CKE Restaurants, Inc.	2,750	24,062
Core-Mark Holding Co., Inc.*	983	26,905
CSS Industries, Inc.	1,838	37,311
FGX International Holdings, Ltd.*	7,063	93,161
Grand Canyon Education, Inc.*	2,445	39,658
Hawk Corp., Class A*	2,000	27,840
hhgregg, Inc.*	12,325	203,239
Hibbett Sports, Inc.*	4,089	76,628
Home Inns & Hotels Management Inc., (ADR)*	1,500	39,870
Hooker Furniture Corp.	2,097	26,863
IMAX Corp.*	6,644	68,433
Jo-Ann Stores, Inc.*	1,225	32,610
K12, Inc.*	800	12,832
Kenneth Cole Productions, Inc.	4,528	43,061
Learning Tree International, Inc.*	2,300	25,024
Lincoln Educational Services Corp.*	1,360	26,955
Lumber Liquidators, Inc.*	7,880	167,450
Maidenform Brands, Inc.*	3,425	48,087
Marcus Corp., The	2,150	25,155
McCormick & Schmick’s Seafood Restaurants, Inc.*	9,345	56,257
Midas, Inc.*	3,004	24,212
Monro Muffler Brake, Inc.	3,926	121,667
Morton’s Restaurant Group, Inc.*	3,300	12,342
Movado Group, Inc.	6,972	73,067
New York & Company, Inc.*	8,300	36,520
Peet’s Coffee & Tea, Inc.*	2,225	75,650
Pinnacle Entertainment, Inc.*	12,138	102,566
RC2 Corp.*	930	12,146
Rentrak Corp.*	895	13,756
Shutterfly, Inc.*	7,950	112,095
Steiner Leisure, Ltd.*	3,233	119,492
Summer Infant, Inc.*	9,255	46,090
The Finish Line, Inc., Class A	2,750	27,885
True Religion Apparel, Inc.*	3,125	80,531
Universal Electronics, Inc.*	2,458	50,635
Vitacost.com, Inc.*	6,300	62,496
Volcom, Inc.*	5,400	89,694
Westport Innovations, Inc.*	7,400	72,372
Wonder Auto Technology, Inc.*	3,200	41,408
Zumiez, Inc.*	5,200	70,044
Total Consumer Discretionary		3,170,613
Consumer Staples - 2.1%
Andersons, Inc., The	875	27,151
Boston Beer Co., Inc.*	800	30,400
China-Biotics, Inc.*	3,500	40,600
Diedrich Coffee, Inc.*	3,290	71,722
Elizabeth Arden, Inc.*	4,312	45,923
Inter Parfums, Inc.	1,211	14,871
J&J Snack Foods Corp.	1,079	42,264
Medifast, Inc.*	2,130	46,903
Nutraceutical International Corp.*	1,283	13,959
Pantry, Inc., The*	1,800	25,398
Rocky Mountain Chocolate Factory, Inc.	1,654	14,092
Smart Balance, Inc.*	19,168	101,207
Susser Holdings Corp.*	2,350	27,942
Total Consumer Staples		502,432
Energy - 4.2%
Bolt Technology Corp.*	1,200	12,204
Carrizo Oil & Gas, Inc.*	9,070	210,243
Clean Energy Fuels Corp.*	8,200	95,120
Dawson Geophysical Co.*	1,105	26,686
Gulf Island Fabrication, Inc.	3,196	61,108
Natural Gas Services Group, Inc.*	3,200	53,984
Northern Oil & Gas, Inc.*	17,770	162,062
Panhandle Oil and Gas, Inc.	1,350	26,541
PetroQuest Energy, Inc.*	6,905	42,328
RPC, Inc.	18,275	170,871
Tetra Technologies, Inc.*	6,625	62,672
TGC Industries, Inc.	6,838	29,745

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Energy - 4.2% (continued)
Union Drilling, Inc.*	6,103	$46,627
Total Energy		1,000,191
Financials - 11.5%
Alliance Financial Corp.	550	14,322
American Physicians Capital, Inc.	1,773	50,140
American Safety Insurance Holdings, Ltd.*	850	12,597
Amerisafe, Inc.*	3,940	73,048
Associated Estates Realty Corp.	2,843	25,928
Baldwin & Lyons, Inc.	609	13,891
Bancorp Rhode Island, Inc.	4,610	117,647
Bank of Marin Bancorp	1,400	46,214
Bar Harbor Bankshares	450	12,780
Broadpoint Gleacher Securities Group, Inc.*	9,360	59,623
Bryn Mawr Bank Corp.	4,550	72,800
Columbia Banking System, Inc.	6,473	95,153
Community Trust Bancorp, Inc.	1,961	48,280
Cowen Group, Inc.*	17,117	129,233
Danvers Bancorp, Inc.	11,233	154,230
Donegal Group, Inc.	6,956	101,559
Eastern Insurance Holdings, Inc.	2,620	18,497
ESB Financial Corp.	950	11,077
ESSA Bancorp, Inc.	1,100	13,167
Evercore Partners, Inc., Class A	1,600	52,224
Financial Institutions, Inc.	11,315	119,486
First Cash Financial Services, Inc.*	2,803	48,156
First Community Bancshares, Inc.	4,430	51,565
First Mercury Financial Corp.	2,100	26,670
First of Long Island Corp., The	1,100	26,587
Hallmark Financial Services, Inc.*	3,825	29,338
Iberia Bank Corp.	3,259	141,147
Independent Bank Corp. (MA)	1,990	42,327
JMP Group, Inc.	4,300	36,206
Legacy Bancorp, Inc.	13,620	130,207
Meadowbrook Insurance Group, Inc.	9,983	67,186
Mercer Insurance Group, Inc.	1,600	29,728
Mission West Properties, Inc.	2,044	13,593
National Bankshares, Inc.	1,700	46,087
National Interstate Corp.	800	14,488
OceanFirst Financial Corp., Inc.	12,575	119,462
Penson Worldwide, Inc.*	18,615	181,497
Ramco-Gershenson Properties Trust	1,650	14,586
S.Y. Bancorp, Inc.	2,390	53,416
SCBT Financial Corp.	1,040	26,905
Shore Bancshares, Inc.	750	12,232
Simmons First National Corp., Class A	1,450	42,427
Smithtown Bancorp, Inc.	2,652	27,448
Southside Bancshares, Inc.	2,276	47,318
Texas Capital Bancshares, Inc.*	3,400	49,538
Urstadt Biddle Properties, Inc., Class A	1,850	27,324
ViewPoint Financial Group	1,050	14,070
Washington Trust Bancorp, Inc.	1,400	21,028
Webster Financial Corp.	8,600	97,266
WSFS Financial Corp.	1,700	46,920
Total Financials		2,726,618
Health Care - 16.9%
Addus HomeCare Corp.*	6,000	54,900
Allos Therapeutics, Inc.*	4,700	26,555
ATS Medical, Inc.*	9,800	26,362
Bio-Reference Laboratories, Inc.*	9,036	292,134
Cardiovascular Systems, Inc.*	6,100	29,829
Clarient, Inc.*	15,480	50,155
Conceptus, Inc.*	5,730	100,504
Cyberonics, Inc.*	3,400	49,164
Cypress Bioscience, Inc.*	6,000	36,840
DexCom, Inc.*	14,500	99,470
Endologix, Inc.*	40,305	191,852
Ensign Group, Inc., The	1,975	29,190
eResearch Technology, Inc.*	6,550	48,470
Eurand N.V.*	5,788	76,517
Exactech, Inc.*	9,528	142,920
Genomic Health, Inc.*	2,100	38,997
Genoptix, Inc.*	1,997	69,476
Hanger Orthopedic Group, Inc.*	13,842	191,573
Harvard Bioscience, Inc.*	21,200	76,744
HMS Holdings Corp.*	5,575	239,335
Home Diagnostics, Inc.*	1,892	11,825
Insulet Corp.*	13,300	147,630
IPC The Hospitalist Co., Inc.*	2,400	72,720
Kensey Nash Corp.*	1,050	25,106
Landauer, Inc.	771	39,930
LHC Group, Inc.*	937	26,152

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 16.9% (continued)
MAKO Surgical Corp.*	6,600	$59,730
Medical Action Industries, Inc.*	3,511	38,410
MEDTOX Scientific, Inc.*	20,500	204,590
Merit Medical Systems, Inc.*	9,903	168,153
MWI Veterinary Supply, Inc.*	6,200	219,480
Neogen Corp.*	5,141	162,970
NxStage Medical, Inc.*	14,200	79,236
Obagi Medical Products, Inc.*	2,800	28,616
Odyssey HealthCare, Inc.*	1,050	14,637
Optimer Pharmaceuticals, Inc.*	4,300	49,708
Orthovita, Inc.*	8,600	30,100
Phase Forward, Inc.*	2,100	27,531
Psychemedics Corp.	11,182	60,495
Questcor Pharmaceuticals, Inc.*	5,400	24,516
Res-Care, Inc.*	3,740	44,992
Somanetics Corp.*	4,800	71,760
SXC Health Solutions Corp.*	2,365	108,032
U.S. Physical Therapy, Inc.*	17,542	246,290
Vanda Pharmaceuticals, Inc.*	4,528	46,186
Viropharma, Inc.*	5,100	38,454
Volcano Corp.*	568	8,151
Young Innovations, Inc.	1,037	24,525
Zoll Medical Corp.*	2,700	52,434
Total Health Care		4,003,346
Industrials - 23.0%
51job, Inc., (ADR)*	5,600	83,440
AAON, Inc.	1,400	25,214
AeroVironment, Inc.*	1,614	43,029
Alamo Group, Inc.	1,709	23,413
Altra Holdings, Inc.*	12,842	112,624
American Ecology Corp.	7,646	127,077
Ameron International Corp.	925	54,556
Ampco-Pittsburgh Corp.	1,600	43,040
Apogee Enterprises, Inc.	1,920	25,421
Applied Signal Technology, Inc.	1,043	21,371
AZZ, Inc.*	2,357	80,751
Barrett Business Services, Inc.	3,910	45,356
Cascade Corp.	1,675	41,607
CBIZ, Inc.*	25,257	177,809
Celadon Group, Inc.*	3,557	34,716
Chart Industries, Inc.*	6,660	131,668
Colfax Corp.*	4,600	50,048
Columbus McKinnon Corp.*	3,050	50,478
Comfort Systems USA, Inc.	2,250	24,525
Courier Corp.	2,572	38,143
CRA International, Inc.*	3,650	90,338
Ducommun, Inc.	2,925	49,784
Duoyuan Global Water, Inc., (ADR)*	1,800	59,004
DXP Enterprises, Inc.*	12,515	143,672
Dynamex, Inc.*	2,694	49,920
Dynamic Materials Corp.	2,155	41,548
Energy Recovery, Inc.*	2,100	11,718
EnerNOC, Inc.*	4,000	114,920
Ennis, Inc.	1,900	28,785
EnPro Industries, Inc.*	2,000	45,160
Exponent, Inc.*	7,390	192,214
Furmanite Corp.*	10,625	38,038
GP Strategies Corp.*	21,091	148,481
Great Lakes Dredge & Dock Corp.	41,892	256,798
Harbin Electric, Inc.*	3,500	55,755
Hill International, Inc.*	21,600	145,152
ICF International, Inc.*	2,385	68,330
II-VI, Inc.*	6,166	163,214
Kforce, Inc.*	6,500	76,245
Kimball International, Inc., Class B	1,850	13,875
Knight Transportation, Inc.	6,558	105,190
Knoll, Inc.	5,650	55,370
LaBarge, Inc.*	26,728	296,681
LB Foster Co., Class A*	850	23,868
LMI Aerospace, Inc.*	8,677	93,451
LSI Industries, Inc.	7,257	50,726
Marten Transport, Ltd.*	8,574	150,388
Met-Pro Corp.	3,675	33,810
Michael Baker Corp.*	1,600	57,120
Multi-Color Corp.	13,896	184,400
MYR Group, Inc.*	3,700	63,566
Old Dominion Freight Line, Inc.*	2,499	64,949
On Assignment, Inc.*	10,939	66,072
Orion Marine Group, Inc.*	8,865	168,790
Raven Industries, Inc.	3,850	95,095
RBC Bearings, Inc.*	1,700	36,567
Saia, Inc.*	3,591	52,644
SmartHeat, Inc.*	6,500	58,110

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 23.0% (continued)
Spherion Corp.*	2,225	$11,014
Standard Parking Corp.*	12,482	219,683
Sterling Construction, Inc.*	7,860	126,782
Titan Machinery, Inc.*	9,513	102,074
TrueBlue, Inc.	4,400	53,240
Universal Truckload Services, Inc.	1,450	23,838
UQM Technologies, Inc.*	10,075	47,352
Vitran Corp., Inc., Class A*	20,441	174,975
Volt Information Sciences, Inc.*	2,625	21,289
Total Industrials		5,464,281
Information Technology - 23.4%
3PAR, Inc.*	6,200	58,342
Actuate Corp.*	6,888	34,509
Anadigics, Inc.*	11,500	36,915
Anaren Microwave, Inc.*	3,100	45,322
Applied Micro Circuits Corp.*	7,755	60,644
Aruba Networks, Inc.*	8,495	66,431
Bel Fuse, Inc.	2,259	40,888
Cavium Networks, Inc.*	2,500	47,400
CommVault Systems, Inc.*	2,600	51,220
Compellent Technologies, Inc.*	10,210	187,251
Computer Task Group, Inc.*	2,100	14,637
Constant Contact, Inc.*	4,605	76,305
CTS Corp.	5,920	53,043
CyberSource Corp.*	13,465	220,557
DealerTrack Holdings, Inc.*	4,360	71,853
DemandTec, Inc.*	13,906	122,234
DG FastChannel, Inc.*	6,725	141,023
Digi International, Inc.*	6,105	48,535
Double-Take Software, Inc.*	4,650	43,106
DragonWave, Inc.*	2,900	23,113
DTS, Inc.*	3,205	90,541
Dynamics Research Corp.*	2,100	26,901
Ebix, Inc.*	1,395	85,932
EMS Technologies, Inc.*	11,793	205,552
Entegris, Inc.*	10,740	40,382
Forrester Research, Inc.*	9,622	243,726
Hackett Group, Inc.*	5,300	16,536
iGATE Corp.*	9,914	87,541
Interactive Intelligence, Inc.*	4,000	67,080
IPG Photonics Corp.*	6,300	86,058
IXYS Corp.*	3,937	26,378
Knot, Inc., The*	8,100	86,427
Kulicke & Soffa Industries, Inc.*	10,900	50,685
LogMeIn, Inc.*	2,850	57,285
Maxwell Technologies, Inc.*	7,395	132,592
Mellanox Technologies, Ltd.*	9,734	169,858
Methode Electronics, Inc.	1,543	11,187
Mindspeed Technologies, Inc.	15,835	55,264
MIPS Technologies, Inc.*	11,450	45,228
Monolithic Power Systems, Inc.*	1,800	35,982
MTS Systems Corp.	2,876	76,214
Multi-Fineline Electronix, Inc.*	500	13,625
NCI, Inc., Class A*	5,534	148,920
Netezza Corp.*	7,500	69,300
NetLogic Microsystems, Inc.*	2,415	91,794
O2Micro International, Ltd.*	11,570	50,792
Online Resources Corp.*	20,345	106,811
OpenTable, Inc.*	3,000	73,980
OSI Systems, Inc.*	1,550	30,426
PC Connection, Inc.*	4,746	27,906
PDF Solutions, Inc.*	40,653	143,912
Perficient, Inc.*	6,000	48,840
Power Integrations, Inc.	1,260	39,312
PROS Holdings, Inc.*	10,500	94,395
Radiant Systems, Inc.*	14,800	145,632
Renaissance Learning, Inc.	1,242	11,277
Renesola, Ltd., (ADR)*	18,400	67,712
RightNow Technologies, Inc.*	4,100	62,566
S1 Corp.*	1,950	11,700
ShoreTel, Inc.*	8,400	55,188
SonicWALL, Inc.*	5,975	47,442
Sourcefire, Inc.*	2,900	58,870
Spectrum Control, Inc.*	5,014	42,368
Super Micro Computer, Inc.*	1,961	15,806
Supertex, Inc.*	5,880	142,590
Switch & Data Facilities Co., Inc.*	9,302	155,622
Symmetricom, Inc.*	5,300	25,387
Synchronoss Technologies, Inc.*	6,200	70,742
Taleo Corp.*	4,000	86,960
Terremark Worldwide, Inc.*	6,410	40,960
TESSCO Technologies, Inc.	875	14,831
Ultimate Software Group, Inc., The*	2,600	66,326

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 23.4% (continued)
VanceInfo Technologies, Inc., (ADR)*	3,600	$54,360
Veeco Instruments, Inc.*	2,700	65,745
Virtusa Corp.*	13,385	120,197
Volterra Semiconductor Corp.*	7,415	102,698
White Electronic Designs Corp.*	5,494	24,119
Total Information Technology		5,569,788
Materials - 2.0%
Balchem Corp.*	6,528	180,108
Brush Engineered Materials, Inc.*	625	11,531
Buckeye Technologies, Inc.*	5,389	48,285
Chemspec International, Ltd., (ADR)*	4,700	34,451
ICO, Inc.*	6,225	23,904
Koppers Holdings, Inc.	1,600	41,792
Landec Corp.*	6,650	43,491
Myers Industries, Inc.	2,650	23,240
Quaker Chemical Corp.	1,250	25,750
Universal Stainless & Alloy Products, Inc.*	1,575	23,767
Zagg, Inc.*	1,430	8,008
Total Materials		464,327
Telecommunication Services - 0.8%
Cbeyond, Inc.*	3,910	52,198
Neutral Tandem, Inc.*	4,520	95,328
Shenandoah Telecommunications Co.*	2,363	39,438
Total Telecommunication Services		186,964
Utilities - 0.5%
American States Water Co.	1,234	40,907
China Natural Gas, Inc.*	7,000	82,250
Total Utilities		123,157
Total Common Stocks (cost $22,860,494)		23,211,717
Short-Term Investments - 4.5%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13% (cost $1,063,910)	1,063,910	1,063,910
Total Investments - 102.2% (cost $23,924,404)		24,275,627
Other Assets, less Liabilities - (2.2)%		(513,203)
Net Assets - 100.0%		$23,762,424

The accompanying notes are an integral part of these financial statements.

Managers Real Estate Securities Fund

Portfolio Manager’s Comments

Managers Real Estate Securities Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors, including Real Estate Investment Trusts (REIT’s). Managers utilizes an independent subadvisor, Urdang Securities Management, Inc (“Urdang”), to manage the assets of this portfolio.

The Portfolio Manager

Urdang Securities Management, Inc.

The investment team at Urdang believes real estate securities play an important role in a multi-asset class investment portfolio. Urdang’s strategy recognizes that real estate securities are not simply stocks, or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT security, Urdang takes into account critical business and market factors, such as: the company’s capitalization, its position within public capital markets, and the quality of the management team.

Urdang believes that investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its value-oriented investment strategy: Which REITs do they believe will generate the highest risk-adjusted returns? Urdang believes that a diversified portfolio with a value orientation will result in strong risk-adjusted returns.

Urdang employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to Urdang’s track record of delivering strong returns without incurring high levels of risk.

The Year in Review

For the 12 months that ended October 31, 2009, the Managers Real Estate Securities Fund returned 5.8%, compared with -0.3% for its benchmark, the Dow Jones U.S. Select REIT Index.

The solid relative performance has helped to contribute to solid longer-term results including performance over the last five years that places the Fund in the top decile amongst peers. The strong relative performance over the past fiscal year has been primarily driven by good stock selection in several areas of the REIT market. Early on, the primary contributors were within the office, shopping center, and healthcare sectors. In the latter half of the fiscal year, the Fund was able to keep pace with the benchmark as the REIT market rallied. The rally was led by low-quality issues while the Fund tends to focus on their high-quality counterparts; however, the solid stock selection exhibited earlier in the year helped after the market turn and enabled the Fund to overcome the headwinds of the lower-quality rally.

Urdang believes that investors have extended their investment horizons beyond near-term earnings weakness when valuing stocks. Equity and debt capital has become plentiful for the REITs, leaving Urdang with little doubt that REITs will survive the credit crisis and will remain a preferred vehicle for real estate investment. Urdang believes that stress in the private real estate market on both the capital and operating side will continue to be significant and that REITs will potentially be well positioned to profit from the inevitable fallout through acquisitions of quality assets at attractive prices from distressed private owners. Considering the strong recovery REIT share prices have experienced this past year, it is clear to Urdang that investors expect significant external growth resulting from the fallout. Urdang anticipates flat to only modest total returns for the remainder of calendar year 2009 and into early 2010 with the majority of the return anticipated to be from the low 4% current cash dividend yield. Beyond this short horizon, Urdang expects REITs to generate total returns consistent with their long-run historical average in the high-single to low-double digit range.

Looking Forward

The Fund is overweight high-quality REITs with low leverage, limited near-term maturities, and well-located real estate leased on a long-term basis. The Fund remains very cautious in light of the global credit crunch and the dampened global growth outlook. REIT prices have, however, been hit pretty hard already, reflecting a higher equity risk premium. Urdang believes they are trading at a significant discount to replacement cost. While multiples appear to be reasonable for REITs, the possibility remains that growth may turn negative due to weakening fundamentals and higher future debt costs. Therefore, Urdang will continue to take a conservative approach in choosing REITs and focus on the long-term merits of these securities in managing the Fund.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Dow Jones U.S. Select REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not

Managers Real Estate Securities Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers Real Estate Securities Fund on October 31, 1999, to a $10,000 investment made in the Dow Jones U.S. Select REIT Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Real Estate Securities Fund and the Dow Jones U.S. Select REIT Index for the one-year, five-year and ten-year periods ended October 31, 2009.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years
Managers Real Estate Securities [2,3]	5.77%	1.34%	8.76%
Dow Jones U.S. Select REIT Index	(0.26)%	(0.87)%	9.44%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Real Estate Securities Fund

Fund Snapshots

October 31, 2009

Portfolio Breakdown

Industry	Managers Real Estate Securities**
REITs (Office Properties)	17.9%
REITs (Health Care)	14.2%
REITs (Apartments)	13.0%
REITs (Regional Malls)	11.2%
REITs (Diversified)	10.8%
REITs (Shopping Centers)	8.7%
REITs (Storage)	7.3%
REITs (Warehouse/Industrial)	6.2%
REITs (Hotels)	5.2%
REITs (Mortgages)	1.9%
REITs (Manufactured Homes)	1.1%
Other Assets and Liabilities	2.5%

Top Ten Holdings

Security Name	Percentage of Net Assets
Simon Property Group, Inc.*	7.7%
Public Storage, Inc.*	6.8
Boston Properties, Inc.*	5.9
Vornado Realty Trust*	5.3
Equity Residential*	4.7
Ventas, Inc.*	3.7
ProLogis	3.6
HCP, Inc.	3.3
Brandywine Realty Trust	3.2
Essex Property Trust, Inc.	3.2

Top Ten as a Group	47.4%

*	Top Ten Holding at April 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Real Estate Securities Fund

Schedule of Portfolio Investments

October 31, 2009

	Shares	Value
REITs - 97.5%
Apartments - 13.0%
Apartment Investment & Management Co.	9,960	$123,006
Camden Property Trust	6,510	235,988
Education Realty Trust, Inc.	16,900	84,669
Equity Residential	23,860	689,077
Essex Property Trust, Inc.	6,220	467,620
Home Properties of NY, Inc.	4,200	164,556
UDR, Inc.	9,270	133,303
Total Apartments		1,898,219
Diversified - 10.8%
Cousins Properties, Inc.	7,520	55,046
Digital Realty Trust, Inc.	5,600	252,728
Duke Realty Corp.	32,880	369,571
PS Business Parks, Inc.	2,460	120,466
Vornado Realty Trust	12,920	769,515
Total Diversified		1,567,326
Health Care - 14.2%
Cogdell Spencer, Inc.	21,430	99,435
HCP, Inc.	16,000	473,440
Healthcare Realty Trust, Inc.	6,290	131,021
Nationwide Health Properties, Inc.	11,790	380,228
Senior Housing Properties Trust	22,600	435,728
Ventas, Inc.	13,450	539,748
Total Health Care		2,059,600
Hotels - 5.2%
DiamondRock Hospitality Co.*	18,190	138,426
Host Hotels & Resorts, Inc.	36,840	372,452
LaSalle Hotel Properties	6,760	116,002
Sunstone Hotel Investors, Inc.*	16,680	125,934
Total Hotels		752,814
Manufactured Homes - 1.1%
Equity Lifestyle Properties, Inc.	3,350	155,608
Mortgages - 1.9%
Apollo Commercial Real Estate Finance, Inc.*	4,930	88,296
CreXus Investment Corp.*	2,890	40,980
Starwood Property Trust, Inc.	7,230	145,540
Total Mortgages		274,816
Office Properties - 17.9%
Alexandria Real Estate Equities, Inc.	2,711	146,855
Boston Properties, Inc.	14,010	851,388
Brandywine Realty Trust	49,140	469,778
Kilroy Realty Corp.	15,510	428,386
Mack-Cali Realty Corp.	9,970	308,572
SL Green Realty Corp.	10,070	390,313
Total Office Properties		2,595,292
Regional Malls - 11.2%
Macerich Co., The	6,441	191,942
Simon Property Group, Inc.	16,506	1,120,592
Taubman Centers, Inc.	10,340	315,473
Total Regional Malls		1,628,007
Shopping Centers - 8.7%
Federal Realty Investment Trust	3,950	233,168
Kimco Realty Corp.	25,260	319,286
Regency Centers Corp.	9,690	325,100
Tanger Factory Outlet Center	3,050	116,114
Weingarten Realty Investors	14,410	266,585
Total Shopping Centers		1,260,253
Storage - 7.3%
Extra Space Storage, Inc.	7,990	76,464
Public Storage, Inc.	13,480	992,128
Total Storage		1,068,592
Warehouse/Industrials - 6.2%
AMB Property Corp.	15,320	336,734
DCT Industrial Trust, Inc.	9,860	44,666
ProLogis	46,350	525,145
Total Warehouse/Industrials		906,545
Total REITs (cost $12,457,312)		14,167,072
REOCs - 2.1%
Wireless Equipment
American Tower Corp., Class A* (cost $267,036)	8,320	306,342
Short-Term Investments - 1.1%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13% (cost $156,131)	156,131	156,131
Total Investments - 100.7% (cost $12,880,479)		14,629,545
Other Assets, less Liabilities - (0.7)%		(103,178)
Net Assets - 100.0%		$14,526,367

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments

The Managers California Intermediate Tax-Free Fund’s (the “Fund”) objective is to achieve income free from Federal income taxes and California state income taxes, including alternative minimum tax.

The Fund invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the Alternative Minimum Tax. The Fund’s securities will have quality ratings comparable to the four highest rating categories of Moody’s or Standard & Poor’s. The dollar-weighted average maturity of these intermediate-term securities is normally 3 to 10 years. The Fund’s benchmark is the Barclays Capital U.S. Municipal Bond: 5 Year Index.

The Portfolio Manager

Miller Tabak Asset Management (“MTAM”), the subadvisor for the Fund, was founded in early 2008, and is a division of Miller Tabak + Co. LLC (“Miller Tabak”). Miller Tabak is a 26 year-old institutional trading firm that specializes in the discrete handling of stock purchases and sales, portfolio rebalancing, and listed options. MTAM focuses exclusively on managing municipal bond portfolios and is based in New York City. As previously described in the Information Statement sent to shareholders, on September 15, 2008, MTAM took over the subadvisory duties previously performed by Evergreen Investment Management Company, LLC (“Evergreen”) with respect to the Fund. As of that date, MTAM has managed the Fund’s entire portfolio of investments.

Philosophy

The MTAM team focuses on purchasing municipal credits exhibiting improving credit characteristics while maintaining geographic and economic diversity as key elements in the portfolio-construction process. MTAM believes proactive total-return portfolio management offers greater potential rewards in an increasingly inefficient municipal bond market. Achieving reasonable and consistent growth of clients’ capital without taking elevated levels of principal risk is MTAM’s objective.

The municipal bond market is a unique sector within the domestic fixed-income universe, consisting of over 48,000 issuers with distinct security structures and varying credit risks. MTAM seeks to exploit these nuances through a disciplined risk-controlled, relative-value investment management process.

Process

•	Active total-return portfolio management is MTAM’s central theme for achieving objectives that benefit the Fund

•	MTAM is committed to extensive, proprietary, and original research and analysis

•	MTAM follows a disciplined and well-defined investment process

MTAM’s portfolio management starts by setting income and return objectives, the time horizon, liquidity and cash flow needs, and tax considerations. After client needs have been assessed, MTAM establishes specific investment guidelines for each account. They focus on maturity, duration, minimum acceptable credit quality, sector limitations, selection of the benchmark, and risk tolerance. Lastly, MTAM creates a detailed investment policy statement for each account and begins implementing its investment process.

MTAM’s investment process can be divided into two distinct parts. The first part focuses on risk analysis. MTAM’s risk analysis has two components, interest-rate analysis and credit-risk analysis. MTAM strives to control interest-rate volatility by defining the appropriate ranges for duration and maturity based on the fund’s predetermined liquidity requirements, the specific risk profile, and the given market environment. Daniel Greenhaus, Miller Tabak’s Chief Bond Strategist, helps mold MTAM’s macro perspective. He is a valuable resource in shaping MTAM’s market perspective and is often tapped by other investment firms for his well-respected insight. His input is particularly important in shaping the Fund’s duration and maturity targets.

The second component of MTAM’s risk analysis focuses on credit risk. MTAM applies rigorous standards for tax-exempt issuers, continually reviews financial statements, and closely monitors rating agency commentary and relative trading spreads in the secondary market. Michael Pietronico, the Fund’s portfolio manager, has 15 years managing municipal bond portfolios, which gives him excellent knowledge of the key factors influencing the municipal bond market and an experienced eye to identify high-quality California municipal bonds.

The second major part of MTAM’s investment process assesses relative value. MTAM starts by creating expectations for the slope of the yield curve and yield spreads going forward. Once forecasts are finalized, MTAM assesses how its forecast and other potential outcomes may affect market prices. This ultimately helps MTAM identify what securities are most attractively valued and offer the best risk-adjusted return. MTAM also uses its market outlook to determine what sectors of the municipal market will add to and detract from performance and adjust weightings accordingly. Lastly, credit research at the security level is undertaken to analyze credit quality, yield, duration, structure, and call protection in order to assess a security’s potential contribution to the Fund.

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

Buy Discipline

There are three parts to MTAM’s buy discipline:

•	Supply Analysis

Macro View

Aggregate Municipal Supply

Secondary Market Supply

Dealer Inventories

Micro View

Supply/Demand Per State

•	Credit Analysis

Macro View

Major Economic Trends in Place

Micro View

Legal Structure of Securities

Service-Area Economic Performance

Project and System Operations

•	Individual Bond Structure Analysis

Prepayment Risk

Original Issue Discount

Reinvestment Risk

Municipal Bond Credit Research – Credit Review Process

1.	Comprehensive bottom-up analysis of issuer, pledged security, and historical economic performance

2.	Site visits and conference calls with key public officials

3.	Comprehensive financial statement review with feasibility analysis

4.	Negotiate with underwriters to strengthen key security covenants and secure optimal pricing

5.	Limits are implemented upon credit approval exposure

Credit Surveillance

•	Monitoring

•	Database is maintained for holdings by issuer and Fund exposure

•	Exposure

•	The relevant performance statistics are tracked on a monthly, quarterly, and annual basis to help capture meaningful trends, for example trading spreads

•	Information

•	Outside resources are utilized; for example financial statement repositories, industry publications, internet search engines, and rating agencies

Sell Discipline

An individual security may become a candidate for sale for any of the following reasons:

•	The issuers investment fundamentals begin to deteriorate

•	To take advantage of more attractive yield opportunities

•	The individual security no longer appears to meet the portfolio’s investment objective(s)

•	To meet liquidity needs

•	To help shorten or lengthen the overall duration of the portfolio

The Year in Review

For the 12-months that ended October 31, 2009, the Managers California Intermediate Tax-Free Fund returned 9.0%. The Fund’s benchmark, the Barclays Capital U.S. Municipal Bond: 5 Year Index, returned 9.7% during the same time period.

The fiscal year began on shaky footing as the Lehman bankruptcy and other notable negative credit events kept risk aversion high and municipal bonds suffered as a consequence. However, as the specifics of the Federal Stimulus package became clearer to market participants, municipal bond prices recovered strongly as a significant portion of the stimulus money was earmarked to assist states with their large budget deficits. Tax-free bonds continued to see high demand as the drop in the Federal Funds Rate to almost 0% kept money market yields painfully low. This caused a significant upturn in the amount of cash moving out of money markets into longer-term bond structures and kept price performance positive for most of 2009. October of 2009 saw another reversal in municipal bond risk tolerance as the perception that states (California in particular) were experiencing more revenue shortfalls kept credit spreads moving wider once again. Long-term maturities outperformed shorter-term debt during the fiscal year as the Federal Reserve showed it was in no hurry to raise short-term interest rates, encouraging investors to reach for yield. Low-quality bonds also performed better during the trailing 12-months that ended October 31, 2009. The better performance of A- and BBB-rated bonds is another example of investors searching for higher returns after confidence increased that credit markets had avoided a historic collapse.

The Fund’s underperformance relative to its benchmark can be attributed to three key factors. First, the Fund focuses exclusively on the state of California and is being compared to a national benchmark with bonds from all states. California had the most extreme budget deficit in the country and faced both rating agency downgrades in the state’s general obligation debt, and the perception that its way of governing was dysfunctional due to the super majority needed to pass a budget. Some issuers from states such as Texas, which are included in

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

the Index, are on much stronger financial footing and, therefore, skew the returns relative to a California specific Fund. Also many of the issuers within the Index come from states with no income tax (such as Washington) which distorts the income component of the Index higher relative to California issuers which come to market with lower yields.

The second key component is the Fund’s shorter duration. The Fund’s shorter overall duration was a drag on relative performance during the fiscal year as longer maturity municipal bonds rallied more strongly than shorter bonds when it became apparent that the BAB (Build America Bond) program would dampen traditional tax-free supply of longer term debt. The third key component was the Fund’s high quality bias. A-rated and BBB-rated bonds performed the best during the just completed fiscal year. The Fund emphasizes high-quality bonds and generally maintains an average credit rating of AA. As a result, its relative performance was hurt because lower rated, investment grade bonds outperformed AAA and AA bonds.

The Fund generated strong absolute returns during the trailing 12-month period and there were several positives during the quarter. In particular, the Fund benefitted from a generous allocation to school districts located throughout the State. Most of the school district holdings were well undervalued by the market because of concerns that the State of California’s poor cash flow would impede on the school districts’ ability to repay their debt. In fact, it is written in the State’s constitution that proceeds for education are senior to even the State’s General Obligation debt and as such are more “secure.” This began to be recognized by many institutional accounts and as a result, contributed to a fair degree of spread tightening in this sector which was a positive for the Fund relative to the Index.

As of October 31, 2009 the Fund is positioned with a shorter duration relative to the Benchmark as excessive U.S. Dollar weakness could cause a spike in longer term interest rates as higher commodity prices, specifically oil and gold, could cause inflation expectations to become somewhat “unhinged” for a time until the Federal Reserve becomes more convinced that higher short-term rates are warranted. MTAM’s expectation is within this environment a bearish “steepening” of the municipal yield curve and they believe that this will be the predominant theme in the market. The month of October (2009) began showing that trend, and MTAM views that this should remain the dominant trend until at least the spring of 2010 when short-term rate hikes by the Federal Reserve are most likely to occur. MTAM also continued to slowly raise the Fund’s allocation to pre-refunded bonds during the fiscal year as they remain concerned that once the Federal Reserve and the Treasury remove excess emergency stimulus from the financial system, local California credits could widen due to credit quality concerns. It is MTAM’s belief that any tightening of credit conditions will undermine California credits to an unusually large degree relative to the rest of the nation due to the structural budget deficits that exist as far as the eye can see.

Looking Forward

Looking ahead, MTAM expects the municipal bond market will perform in tandem with the tone of the overall economic data. This entails better relative performance by the municipal market as economic data has generally improved. MTAM views the economy as “out of recession” but not “out of the woods” due to the very weak labor market and unemployment’s effect on consumer confidence and spending. MTAM feels comfortable that the elevated amount of stimulus in the system will keep growth positive, but the current overreach of government involvement will keep small business employment growth subdued. Unfortunately, it may not be until the results of the 2010 mid-term congressional elections are upon us that investors can gather a more decisive outlook into what role the government will have in the “real” economy. MTAM envisions more of the same for the economy until then and expects positive growth, high unemployment, substantial deficits, ultra-easy monetary policy, a weakening dollar, and a greater fear of inflation in the longer-term. As a result, municipal bond demand should remain strong as expected future tax rates on the Federal and State level move higher, while inflation fears keep investors more comfortable with short maturity bonds. This will keep the municipal yield curve “steep” until macro policy changes from the Federal Reserve and the Treasury are imminent, which likely won’t occur until the second half of 2010.

Cumulative Total Return Performance

Managers California Intermediate Tax-Free Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all distributions were reinvested. The Barclays Capital U.S. Municipal Bond: 5 Year Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds. This index is the

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

5 Year (4-6) component of the Municipal Bond index. Unlike the Fund, the Barclays Capital U.S. Municipal Bond: 5 Year Index is unmanaged, is not available to investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers California Intermediate Tax-Free Fund on October 31, 1999 to a $10,000 investment made in the Barclays Capital U.S. Municipal Bond: 5 Year Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers California Intermediate Tax-Free Fund and the Barclays Capital U.S. Municipal Bond: 5 Year Index for the one-year, five-year and ten-year periods ended October 31, 2009.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years
Managers California Intermediate Tax Free [2,3,4,5]	8.97%	3.23%	4.47%
Barclays Capital U.S. Municipal Bond: 5 Year Index [6]	9.70%	4.19%	5.08%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	The Fund is subject to risks associated from economic, political, geographic, and demographic conditions of California that could adversely affect the value of the Fund’s investment portfolio.
[6]	Prior to October 31, 2008, the Index was known as the Lehman Brothers 5-Year Municipal Bond Index.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers California Intermediate Tax-Free Fund

Fund Snapshots

October 31, 2009

Portfolio Breakdown

Portfolio Credit Quality	Managers California Intermediate Tax-Free**
Aaa	36.7%
Aa	23.3%
A	40.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Vacaville, CA Unified School District General Obligation, 5.250%, 08/01/28 (FSA Insured)	9.2%

California State Department of Water Resources, Series A, 5.875%, 05/01/16	8.7

City of Vernon, CA Series A, 3.000%, 08/01/10	2.6

Long Beach, CA Unified School District, Series B, 5.250%, 08/01/24	1.9

Puerto Rico Aqueduct & Sewer Authority Revenue, Series 1995, 6.250%, 07/01/12 (National Insured)	1.8

State of California, 6.600%, 02/01/10 (National Insured)	1.8

Port of Oakland, CA Revenue, Series M, 5.250%, 11/01/16 (FGIC Insured)	1.8

San Bernardino, CA Community College District, Election 2002, Series A, 6.375%, 08/01/26	1.8

California State Public Works Board, Series A, 6.000%, 04/01/24	1.7

San Diego, CA Public Facilities Financing Authority, Series C, 4.000%, 05/15/12	1.6

Top Ten as a Group	32.9%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments

October 31, 2009

	Principal Amount	Value

Municipal Bonds - 95.6%
Anaheim, CA Union High School District General Obligation, 5.375%, 08/01/20 (FSA Insured)	$35,000	$39,130
Bakersfield, CA City School District, Series A, 5.250%, 11/01/21 (FSA Insured)	110,000	118,752
Bay Area, CA Toll Authority, Series D, 4.300%, 04/01/10	75,000	76,164
Bay Area, CA Toll Authority, Series D, 5.000%, 04/01/10	25,000	25,459
Bay Area, CA Toll Authority, Series F, 5.000%, 04/01/13	50,000	55,108
Bay Area, CA Toll Authority, Series F, 5.000%, 04/01/17	20,000	22,371
Bonita, CA Unified School District, Election 2004, Series B, 5.000%, 08/01/16 (FGIC Insured)	50,000	53,752
Brentwood, CA Union School District General Obligation, Series B, 5.000%, 08/01/11 (National Insured)	45,000	47,577
Byron, CA Unified School District, Series A, 5.000%, 08/01/14 (FGIC Insured)	35,000	38,888
Cabrillo, CA Community College District, Election 2004, Series B, 4.000%, 08/01/11 (National Insured)	50,000	52,583
California Educational Facilities Authority, Series A, 5.000%, 10/01/32	40,000	43,294
California Infrastructure & Economic Development Bank Revenue, 5.000%, 10/01/10	25,000	25,939
California State, Economic National, Series A, 5.000%, 07/01/10 (National Insured)	25,000	25,680
California State, 6.500%, 11/01/09	75,000	75,000
California State Department of Water Resources, Series A, 5.250%, 05/01/11 (FSA Insured)	45,000	47,617
California State Department of Water Resources, Series A, 5.500%, 05/01/14 (AMBAC Insured)	200,000	217,302
California State Department of Water Resources, Series A, 5.500%, 05/01/15 (AMBAC Insured)	200,000	214,876
California State Department of Water Resources, Series A, 5.875%, 05/01/16	2,400,000	2,710,632
California State Department of Water Resources, Series A, 6.000%, 05/01/15	125,000	141,561
California State Department of Water Resources Power Supply Revenue, Series A, 5.500%, 05/01/16 (AMBAC Insured)	50,000	56,011
California State Department of Water Resources Power Supply Revenue, Series A, 5.750%, 05/01/17	110,000	123,900
California State Department of Water Resources Power Supply Revenue, Series A, 5.750%, 05/01/17 (National Insured)	35,000	39,423
California State Department of Water Resources Revenue, Series A, 5.000%, 05/01/13 (FSA Insured)	40,000	43,293
California State Public Works Board, Series G, 3.450%, 11/01/09	50,000	50,000
California State Public Works Board, Series A, 3.700%, 12/01/12 (AMBAC Insured)	35,000	36,026
California State Public Works Board, Series G, 4.000%, 11/01/11	100,000	103,687
California State Public Works Board, Series A, 5.000%, 03/01/10	400,000	404,708
California State Public Works Board, Series A, 5.000%, 06/01/10	100,000	102,024
California State Public Works Board, Series C, 5.000%, 06/01/10	250,000	255,060
California State Public Works Board, Series A, 5.000%, 12/01/11	50,000	52,772
California State Public Works Board, Series C, 5.000%, 06/01/12	10,000	10,568
California State Public Works Board, Series A, 5.150%, 12/01/11 (AMBAC Insured)	50,000	50,136
California State Public Works Board, Series A, 5.250%, 06/01/11 (AMBAC Insured)	5,000	5,315
California State Public Works Board, Series B, 5.250%, 03/01/19 (AMBAC Insured)	200,000	200,940
California State Public Works Board, Series A, 5.500%, 10/01/10	75,000	77,391
California State Public Works Board, Series A, 6.000%, 04/01/24	500,000	519,260
California State University, Series A, 4.000%, 11/01/10	45,000	46,479
Carlsbad, CA Unified School District, General Obligation, Series A, 5.000%, 08/01/21 (National Insured)	20,000	21,374

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 95.6% (continued)
Central Basin Municipal Water District Revenue, 4.000%, 08/01/11 (AMBAC Insured)	$250,000	$260,700
Chino Valley, CA Unified School District COP, Series A, 5.375%, 08/01/14 (FSA Insured)	70,000	76,735
City of Bakersfield, CA Series A, 5.000%, 09/15/19 (FSA Insured)	150,000	162,873
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/23 (National Insured)	100,000	102,574
City of Escondido, CA General Obligation, Series A, 4.000%, 09/01/13 (National Insured)	50,000	51,994
City of Escondido, CA General Obligation, Series A, 5.000%, 09/01/14 (National Insured)	90,000	96,894
City of Los Angeles, CA Series A, 4.000%, 09/01/10 (National Insured)	75,000	77,152
City of Los Angeles, CA General Obligation, Series A, 4.000%, 09/01/10 (National Insured)	20,000	20,574
City of Los Angeles, CA General Obligation, Series A, 5.250% 09/01/11 (National Insured)	40,000	42,990
City of Los Angeles, CA Sanitation Equipment Charge Revenue, Series A, 5.000%, 02/01/13 (FGIC Insured)	25,000	27,350
City of San Jose, CA 5.000%, 09/01/12	10,000	11,052
City of Vernon, CA Series A, 3.000%, 08/01/10	800,000	807,208
Clovis, CA Unified School District, Election 2004, Series B, 4.000%, 08/01/11 (National Insured)	20,000	20,909
Clovis, CA Unified School District General Obligation, Series B, 5.000%, 08/01/23 (National Insured)	50,000	52,175
Contra Costa County, CA Water District, Series L, 4.000%, 10/01/13 (FSA Insured)	75,000	79,456
Corona-Norco, CA Unified School District, Election 2006, Series A, 5.500%, 08/01/15 (FSA Insured)	50,000	57,169
Corona-Norca, CA Unified School District General Obligation, 5.000%, 09/01/12 (FSA Insured)	45,000	49,366
Cotati-Rohnert Park, CA Unified School District, Series B, 4.000%, 08/01/13 (FGIC Insured)	50,000	52,134
County of Sacramento, CA Airport System Revenue, Series A, 5.000%, 07/01/32 (FSA Insured)	430,000	474,406
County of Santa Clara, CA East Side Union High School District General Obligation, Series C, 3.300%, 08/01/11 (FGIC Insured)	25,000	25,792
Covina-Valley, CA Unified School District, Election 2006, Series A, 4.000%, 08/01/13 (National Insured)	115,000	121,164
Desert Sands, CA University School District, Election 2001, 5.000%, 06/01/22 (AMBAC Insured)	40,000	42,220
Desert Sands, CA Unified School District General Obligation, 5.000%, 08/01/16	50,000	55,162
Desert Sands, CA Unified School District General Obligation, 5.000%, 06/01/23 (AMBAC Insured)	205,000	214,930
Desert Sands, CA Unified School District General Obligation, 5.500%, 08/01/28	25,000	26,957
Dublin, CA Unified School District General Obligation, Series A, 3.125%, 08/01/11 (FSA Insured)	100,000	103,483
East Bay, CA Regional Park District, Series E, 4.150%, 09/01/10	50,000	51,580
East Side, CA Union High School District-Santa Clara County, Election 2002, Series C, 5.000%, 08/01/14 (FSA Insured)	60,000	64,736
Eastern, CA Municipal Water District, Water & Sewer Revenue, Series C, 4.000%, 07/01/11 (FGIC Insured)	50,000	51,997
Eastern, CA Municipal Water District, Water & Sewer Revenue, Series A, 5.000%, 07/01/21 (National Insured)	330,000	349,899
El Monte, CA Union High School District Election 2002, Series B, 4.250%, 03/01/10 (National Insured)	150,000	151,674
El Monte, CA City School District General Obligation, Series A, 3.750%, 05/01/11 (FGIC Insured)	50,000	51,842
El Monte, CA City School District General Obligation, Series A, 4.250%, 05/01/15 (FGIC Insured)	300,000	316,833
El Monte, CA Union High School District General Obligation, Series C, 5.000%, 06/01/21 (FSA Insured)	40,000	41,814
El Segundo, CA Unified School District General Obligation, 5.375%, 09/01/21 (FGIC Insured)	150,000	168,009
Fairfield-Suisun, CA Unified School District, Election 2002, 5.250%, 01/01/16 (National Insured)	125,000	136,876
Fresno County, CA Central Unified School District General Obligation, 5.000%, 07/01/21 (National Insured)	50,000	51,248
Fresno County, CA Central Unified School District General Obligation, Series A, 5.000%, 08/01/22 (Assured Guaranty)	25,000	26,625

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 95.6% (continued)
Hacienda La Puente, CA Unified School District General Obligation, 4.000%, 08/01/11 (FGIC Insured)	$25,000	$26,092
Hemet, CA Unified School District General Obligation, Series A, 5.000%, 08/01/22 (FSA Insured)	125,000	127,932
Imperial, CA Community College District General Obligation, Series B, 4.250%, 08/01/14 (AMBAC Insured)	150,000	157,884
Inglewood, CA Unified School District General Obligation, Series B, 4.000%, 10/01/14 (FSA Insured)	135,000	146,376
Jurupa, CA Unified School District, Election 2001, 5.000%, 08/01/14 (FGIC Insured)	225,000	241,216
Kings Canyon, CA Joint Unified School District, 3.750%, 08/01/10 (FGIC Insured)	60,000	61,198
La Mesa-Spring Valley, CA School District General Obligation, 3.250%, 08/01/11 (FGIC Insured)	25,000	25,902
La Mesa-Spring Valley, CA School District General Obligation, Series A, 3.625%, 08/01/10 (FGIC Insured)	20,000	20,492
Larkspur, CA School District, Series A, 5.250%, 08/01/10	40,000	41,392
Lincoln, CA Unified School District, Election 2004, 4.000%, 08/01/14 (FGIC Insured)	75,000	77,953
Long Beach, CA Unified School District, Series B, 5.250%, 08/01/24	550,000	601,728
Long Beach, CA Unified School District General Obligation, Series A, 5.500%, 08/01/26	85,000	93,969
Los Angeles County, CA Metropolitan Transportation Authority Revenue, Series A, 5.000%, 07/01/14 (FSA Insured)	50,000	50,513
Los Angeles County, CA Public Works Financing Authority Revenue, Series A, 5.000%, 03/01/10 (National Insured)	30,000	30,411
Los Angeles County, CA Public Works Financing Authority Revenue, Series A, 5.250%, 10/01/16 (FSA Insured)	25,000	28,519
Los Angeles, CA Community College District General Obligation, Series A, 5.500%, 08/01/21 (National Insured)	50,000	54,238
Los Angeles, CA County Metropolitan Transportation Authority, Series A, 5.000%, 07/01/10 (FSA Insured)	50,000	51,544
Los Angeles, CA County Metropolitan Transportation Authority, Series B, 5.000%, 07/01/10	25,000	25,735
Los Angeles, CA County Metropolitan Transportation Authority, Series A, 5.000%, 07/01/13 (FSA Insured)	55,000	61,120
Los Angeles, CA County Public Works Financing Authority, Series A, 5.000%, 03/01/12 (National Insured)	100,000	108,085
Los Angeles, CA County Sanitation Districts Financing Authority, Series A, 5.000%, 10/01/11 (FSA Insured)	105,000	113,022
Los Angeles, CA County Public Works Financing Authority, Series A, 5.000%, 10/01/15 (National Insured)	15,000	17,021
Los Angeles, CA Department of Water & Power, Series A-1, 5.000%, 07/01/11 (National Insured)	15,000	15,984
Los Angeles, CA Department of Water & Power, Series A-A-1, 5.250%, 07/01/10 (National Insured)	50,000	51,636
Los Angeles, CA Department of Water, Series A-A-1, 4.000%, 07/01/10 (National Insured)	40,000	40,980
Los Angeles, CA Department of Water & Power Revenue, Series A-1, 5.000%, 07/01/13 (AMBAC Insured)	50,000	55,846
Los Angeles, CA Department of Water & Power System Revenue, Series A, 4.300%, 07/01/12 (National Insured)	75,000	78,552
Los Angeles, CA Harbor Department Revenue, Series A, 4.000%, 08/01/17	25,000	25,601
Los Angeles, CA Harbor Department Revenue, Series B, 5.000%, 08/01/20 (National Insured)	275,000	294,671
Los Angeles, CA Municipal Improvement Corp. Revenue, Series B1, 5.000%, 08/01/21 (FGIC Insured)	125,000	129,196
Los Angeles, CA Municipal Improvement Corp. Revenue, Series B1, 5.000%, 08/01/23 (FGIC Insured)	50,000	51,268
Los Angeles, CA Unified School District General Obligation, Series E, 5.125%, 07/01/22 (National Insured)	100,000	110,654
Los Angeles, CA Unified School District General Obligation, Series E, 5.500%, 07/01/16 (National Insured)	230,000	256,758
Los Nietos, CA School District General Obligation, 5.000%, 08/01/12 (Assured Guaranty)	25,000	26,984
Manteca, CA Unified School District General Obligation, 3.750%, 08/01/10 (FGIC Insured)	50,000	51,036
Metropolitan Water District of Southern California, Series A, 4.500%, 03/01/10	70,000	70,965
Metropolitan Water District of Southern California, Series B, 5.000%, 07/01/10	300,000	308,982
The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 95.6% (continued)
Metropolitan Water District of Southern California, Series A, 5.000%, 03/01/12	$25,000	$27,232
Moorpark, CA Unified School District General Obligation, Series A, 5.375%, 08/01/18 (FSA Insured)	50,000	55,828
Moreno Valley, CA Unified School District, 4.000%, 08/01/13 (National Insured)	200,000	209,624
Moreno Valley, CA Unified School District, 4.000%, 08/01/14 (National Insured)	75,000	78,121
Moreno Valley, CA Unified School District, 5.000%, 08/01/17 (National Insured)	50,000	53,161
Moreno Valley, CA Unified School District General Obligation, 5.000%, 08/01/15 (National Insured)	420,000	454,079
Moulton Niguel, CA Water District, 4.000%, 09/01/10 (AMBAC Insured)	100,000	102,391
Mount Diablo, CA Unified School District, Election 2002, 4.125%, 07/01/14 (FGIC Insured)	50,000	52,376
Mount Diablo, CA Unified School District General Obligation, 4.250%, 08/01/13 (FSA Insured)	115,000	120,030
Mount Diablo, CA Unified School District Special Tax Refund, 3.750%, 08/01/10 (National Insured)	50,000	51,130
Murrieta Valley, CA Unified School District Public Financing Authority, Election 2002, Series B, 3.500%, 09/01/10 (FSA Insured)	25,000	25,625
Natomas, CA Unified School District General Obligation, Series B, 5.000%, 09/01/12 (FGIC Insured)	350,000	379,194
Natomas, CA Unified School District General Obligation, Series B, 5.000%, 09/01/23 (FGIC Insured)	30,000	30,577
Newhall, CA School District, Series A, 5.250%, 05/01/10 (FSA Insured)	50,000	51,215
Orange County, CA Coast Community College District General Obligation, 4.500%, 08/01/11 (National Insured)	20,000	21,209
Peralta, CA Community College District General Obligation, Series A, 5.000%, 08/01/24 (National Insured)	50,000	52,564
Perris, CA Union High School District General Obligation, Series B, 4.000%, 09/01/13 (FGIC Insured)	50,000	54,094
Placentia-Yorba Linda, CA Unified School District General Obligation, Series B, 5.500%, 08/01/27 (FGIC Insured)	65,000	69,837
Port of Oakland, CA Series M, 3.500%, 11/01/10 (FGIC Insured)	50,000	51,300
Port of Oakland, CA Series C, 5.000%, 11/01/15 (National Insured)	310,000	335,287
Port of Oakland, CA Series B, 5.000%, 11/01/16 (National Insured)	255,000	273,957
Port of Oakland, CA Series C, 5.000%, 11/01/17 (National Insured)	275,000	293,846
Port of Oakland, CA Revenue, Series M, 5.000%, 11/01/11 (FGIC Insured)	25,000	26,726
Port of Oakland, CA Revenue, 5.250%, 11/01/15 (FGIC Insured)	100,000	112,023
Port of Oakland, CA Revenue, Series M, 5.250%, 11/01/16 (FGIC Insured)	500,000	560,115
Puerto Rico Aqueduct & Sewer Authority Revenue, Series 1995, 6.250%, 07/01/12 (National Insured)	500,000	567,270
Rancho Santiago, CA Community College District, Election 2002, Series C, 5.000%, 09/01/20 (FSA Insured)	460,000	495,466
Riverside, CA Community College District, 5.000%, 08/01/24 (FSA Insured)	35,000	36,741
Riverside County, CA Perris Union High School District, Series B, 3.750%, 09/01/11 (National Insured)	50,000	51,742
Sacramento, CA City Unified School District, Series D, 4.000%, 07/01/10 (FSA Insured)	40,000	40,940
Sacramento, CA County Sanitation District, Series A, 5.200%, 12/01/11	150,000	158,120
Sacramento, CA County Sanitation District, Series A, 5.250%, 12/01/12	100,000	105,078
Sacramento, CA Municipal Utility District, Series S, 5.000%, 11/15/10 (FSA Insured)	25,000	25,933
Sacramento, CA Municipal Utility District, Series R, 5.000%, 08/15/18 (National Insured)	40,000	41,918
Sacramento, CA Municipal Utility District, Series O, 5.250%, 08/15/10 (National Insured)	45,000	46,623
Sacramento, CA Municipal Utility District Revenue, Series S, 5.000%, 11/15/11 (National Insured)	25,000	26,822
Sacramento, CA Regional County Sanitation District No. 1, 5.000%, 12/01/13 (AMBAC Insured)	115,000	121,787
San Bernardino, CA Community College District, Election 2002, Series A, 6.250%, 08/01/23	420,000	492,488
San Bernardino, CA Community College District, Election 2002, Series A, 6.375%, 08/01/26	480,000	558,744

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 95.6% (continued)
San Bernardino, CA County Transportation Authority, Series B, 4.000%, 03/01/10 (FSA Insured)	$50,000	$50,592
San Bernardino, CA County Transportation Authority, Series A, 5.000%, 03/01/10 (AMBAC Insured)	100,000	101,204
San Bernardino, CA County Transportation Authority, Series A, 6.250%, 03/01/10 (National Insured)	25,000	25,399
San Diego County, CA Southwestern Community College District General Obligation, 4.625%, 08/01/11 (AMBAC Insured)	50,000	53,481
San Diego, CA Public Facilities Financing Authority, Series C, 4.000%, 05/15/12	475,000	500,736
San Diego, CA Unified School District, Series C, 5.000%, 07/01/19 (FSA Insured)	200,000	215,528
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 28B, 4.000%, 05/01/11 (National Insured)	20,000	20,615
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 28C, 4.000%, 05/01/11 (National Insured)	100,000	103,509
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 29B, 4.000%, 05/01/11 (FGIC Insured)	30,000	31,102
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 28C, 4.000%, 05/01/12 (National Insured)	250,000	262,092
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 27B, 4.125%, 05/01/11 (FGIC Insured)	75,000	77,825
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 20, 4.500%, 05/01/10 (National Insured)	50,000	50,269
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 29B, 5.000%, 05/01/10 (FGIC Insured)	50,000	51,061
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 32F, 5.000%, 05/01/16 (FGIC Insured)	45,000	49,080
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 27B, 5.250%, 05/01/12 (FGIC Insured)	170,000	178,388
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 30, 5.250%, 05/01/15 (XLCA Insured)	75,000	81,038
San Francisco, CA City & County Airport Commission Revenue, Second Series, Issue 32F, 5.250%, 05/01/17 (FGIC Insured)	345,000	381,135
San Francisco, CA City & County Public Utilities Commission Revenue, Series A, 3.250%, 10/01/10 (National Insured)	25,000	25,473
San Francisco, CA City & County Public Utilities Commission Revenue, Series A, 4.000%, 10/01/11 (National Insured)	180,000	188,397
San Francisco, CA City & County Public Utilities Commission Revenue, Series B, 4.000%, 11/01/12 (National Insured)	40,000	42,672
San Francisco, CA City & County Unified School District, 5.000%, 06/15/13 (FSA Insured)	250,000	274,832
San Francisco, CA Community College District, Series B, 5.000%, 06/15/10 (AMBAC Insured)	50,000	51,446
San Francisco, CA Community College District, Series B, 5.000%, 06/15/14 (AMBAC Insured)	120,000	130,753
San Francisco, CA Unified School District General Obligation, Series B, 5.000%, 06/15/12 (FSA Insured)	100,000	109,207
San Jose-Santa Clara, CA Water Financing Authority, Series A, 3.250%, 11/15/10 (FSA Insured)	75,000	77,102
San Juan, CA Unified School District, Election 2002, Series A, 5.000%, 08/01/10 (National Insured)	40,000	41,334
San Juan, CA Unified School District General Obligation, Series A, 5.000%, 08/01/16 (National Insured)	150,000	160,557
Santa Barbara, CA Community College District, Election 2008, Series A, 4.000%, 08/01/10	125,000	128,244
Santa Clara County, CA Alum Rock Union Elementary School District General Obligation Refunding, 3.500%, 09/01/12 (FGIC Insured)	15,000	15,531

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 95.6% (continued)
Santa Clara County, CA East Side Union High School District, Series B, 5.000%, 08/01/12 (FGIC Insured)	$30,000	$32,058
Santa Clara County, CA East Side Union High School District, Election 2002, Series D, 4.000%, 08/01/14 (XLCA Insured)	40,000	41,754
Santa Clara County, CA East Side Union High School District General Obligation, Series F, 4.250%, 08/01/11 (FSA Insured)	75,000	78,598
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.250%, 02/01/24 (National Insured)	40,000	41,965
Santa Clara, CA Unified School District General Obligation, 5.000%, 07/01/10	20,000	20,491
Santa Clara, CA Valley Transportation Authority, Series A, 5.000%, 06/01/23 (National Insured)	60,000	64,132
Santa Rosa, CA High School District, Election of 2002, 5.000%, 08/01/19 (National Insured)	100,000	103,507
Sierra Sands, CA Unified School District General Obligation, Series A, 5.000%, 11/01/22 (FGIC Insured)	10,000	10,159
Solano County, CA Community College District, 4.000%, 08/01/15 (National Insured)	25,000	26,608
Solano County, CA Community College District, 5.000%, 08/01/16 (National Insured)	40,000	43,901
Sonoma County, CA Junior College District General Obligation, Series D, 5.000%, 08/01/16	15,000	16,886
Sonoma Valley, CA Unified School District, 5.125%, 08/01/25 (FGIC Insured)	15,000	15,674
State of California, 4.750%, 11/01/10	30,000	30,044
State of California, 5.000%, 04/01/14	15,000	16,243
State of California, 5.000%, 11/01/30	330,000	358,360
State of California, 5.200%, 06/01/10	50,000	50,162
State of California, 5.250%, 10/01/18 (FGIC Insured)	40,000	41,768
State of California, 5.500%, 02/01/10 (FGIC Insured)	25,000	25,224
State of California, 6.600%, 02/01/10 (National Insured)	560,000	566,703
State of California General Obligation, 5.000%, 02/01/29	15,000	16,362
State of California General Obligation, 5.000%, 02/01/32	50,000	54,538
State of California General Obligation, 5.000%, 02/01/32 (CIFG Insured)	25,000	27,153
State of California General Obligation, 5.250%, 04/01/30	105,000	115,857
Sweetwater Authority, San Diego County, CA Water Revenue, Series 2005, 5.000%, 04/01/17 (AMBAC Insured)	50,000	54,203
University of California, Revenue Bonds, Series Q, 5.000%, 09/01/11(FSA Insured)	55,000	58,813
University of California, Revenue Bonds, Series Q, 5.000%, 09/01/18 (FSA Insured)	100,000	108,963
University of California, Series O, 5.000%, 09/01/25 (FGIC Insured)	50,000	52,434
University of California, Series Q, 5.000%, 09/01/33 (FSA Insured)	20,000	21,793
Vacaville, CA Unified School District, Election 2001, 5.000%, 08/01/16 (National Insured)	105,000	110,168
Vacaville, CA Unified School District General Obligation, 5.000%, 08/01/22 (FSA Insured)	20,000	22,324
Vacaville, CA Unified School District General Obligation, 5.000%, 08/01/26 (National Insured)	55,000	55,213
Vacaville, CA Unified School District General Obligation, 5.250%, 08/01/28 (FSA Insured)	2,565,000	2,880,291
Vacaville, CA Unified School District General Obligation, Series 2003, 4.600%, 08/01/17 (FSA Insured)	25,000	27,635
Ventura, CA Unified School District, Election 1997, Series F, 4.000%, 08/01/11 (FSA Insured)	75,000	77,888
Wiseburn, CA School District General Obligation Refunding, Series A, 3.250%, 08/01/10 (National Insured)	25,000	25,491
Wiseburn, CA School District, Series A, 5.000%, 08/01/16 (National Insured)	75,000	79,480
Yuba, CA Community College District General Obligation, Series A, 5.000%, 08/01/23 (AMBAC Insured)	90,000	93,206
Total Municipal Bonds (cost $29,447,648)		29,793,923

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Short-Term Investments - 3.2% [1]
BlackRock Liquidity Funds, Institutional Class Shares - California Money Fund, 0.15% (cost $1,001,987)	1,001,987	$1,001,987
Fidelity California AMT Tax-Free Money Market Fund, Institutional Class Shares, 0.12% (cost $67)	67	67
Total Short-Term Investments (cost $1,002,054)		1,002,054
Total Investments - 98.8% (cost $30,449,702) [5]		30,795,977
Other Assets, less Liabilities - 1.2%		384,879
Net Assets - 100.0%		$31,180,856

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in the report.

At October 31, 2009, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net

Managers Small Cap	$42,914,936	$1,647,361	$(2,607,497)	$(960,136)

Managers Micro-Cap	127,301,087	17,802,077	(17,324,720)	477,357

Managers Institutional Micro-Cap	24,892,367	3,261,267	(3,878,007)	(616,740)

Managers Real Estate Securities	15,584,672	1,936,078	(2,891,205)	(955,127)

Managers California Intermediate Tax-Free	30,449,702	415,292	(69,017)	346,275

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the October 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of October 31, 2009, amounting to:

Fund	Market Value	% of Net Assets

Managers Small Cap	$2,007,344	5.1%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]

At October 31, 2009, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets was as follows: California 98.8%. At October 31, 2009, 64.5% of the securities in the portfolio were backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets were as follows: National Insured 22.8%, FSA 21.8%, and FGIC 12.1%.

Investment Definitions and Abbreviations:

ADR/GDR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

AMBAC:	American Municipal Bond Assurance Corp.

CIFG:	CIFG, NA

FGIC:	Financial Guaranty Insurance Corp.

FSA:	FSA Capital, Inc

National:	National Public Finance Guarantee Corp.

REIT:	Real Estate Investment Trust

REOC:	Real Estate Operating Company

Statements of Assets and Liabilities

October 31, 2009

	Managers Small Cap Fund	Managers Fremont Micro-Cap Fund	Managers Fremont Institutional Micro-Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Assets:
Investments at value* (including securities on loan valued at $2,007,344, $0, $0, $0, $0, respectively)	$41,954,800	$127,778,444	$24,275,627	$14,629,545	$30,795,977
Receivable for investments sold	124,140	254,842	46,125	174,443	—
Receivable for Fund shares sold	8,099	21,735	57,125	43,366	—
Dividends, interest and other receivables	17,012	32,374	6,009	11,955	447,539
Receivable from affiliate	—	352,721	—	—	—
Prepaid expenses	14,320	12,349	11,325	6,610	2,302
Total assets	42,118,371	128,452,465	24,396,211	14,865,919	31,245,818
Liabilities:
Payable for Fund shares repurchased	43,626	95,778	63,379	8,126	2,920
Payable upon return of securities loaned	2,108,439	—	—	—	—
Payable for investments purchased	332,818	772,080	144,924	278,243	—
Payable to affiliate	—	—	352,721	—	—
Dividends payable to shareholders	—	—	—	—	9,419
Accrued expenses:
Investment advisory and management fees	37,801	101,257	15,978	—	—
Administrative fees	9,450	28,945	5,465	727	6,658
Other	49,831	132,300	51,320	52,456	45,965
Total liabilities	2,581,965	1,130,360	633,787	339,552	64,962
Net Assets	$39,536,406	$127,322,105	$23,762,424	$14,526,367	$31,180,856
Net Assets Represent:
Paid-in capital	$48,906,830	$148,519,242	$28,653,613	$22,501,975	$31,284,455
Undistributed net investment income (loss)	—	2,839	371	45,121	(1,581)
Accumulated net realized loss from investments	(8,536,355)	(25,552,898)	(5,242,783)	(9,769,795)	(448,293)
Net unrealized appreciation (depreciation) of investments	(834,069)	4,352,922	351,223	1,749,066	346,275
Net Assets	$39,536,406	$127,322,105	$23,762,424	$14,526,367	$31,180,856
Shares outstanding	2,945,384	4,828,806	2,871,837	2,556,160	2,996,878
Net asset value, offering and redemption price per share	$13.42	$26.37	$8.27	$5.68	$10.40
* Investments at cost	$42,788,869	$123,425,522	$23,924,404	$12,880,479	$30,449,702

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the fiscal year ended October 31, 2009

	Managers Small Cap Fund	Managers Fremont Micro-Cap Fund	Managers Fremont Institutional Micro-Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Investment Income:
Dividend income	$240,135	$762,596	$149,038	$411,784	$16,415
Interest income	—	121	—	—	1,144,296
Foreign withholding tax	(2,942)	—	—	—	—
Securities lending fees	2,030	—	—	—	—
Total investment income	239,223	762,717	149,038	411,784	1,160,711
Expenses:
Investment management fees	428,351	1,196,644	229,601	86,594	124,247
Administrative fees	107,088	299,161	57,400	25,469	79,819
Transfer agent	21,124	390,177	11,700	32,938	6,660
Custodian	17,328	48,908	29,366	15,427	18,280
Professional fees	36,187	61,838	37,021	57,279	34,364
Registration fees	18,998	16,720	17,715	17,638	4,023
Reports to shareholders	7,449	65,644	—	15,034	1,960
Trustees fees and expenses	4,911	10,938	1,290	742	3,370
Miscellaneous	3,438	8,932	13	976	2,392
Total expenses before offsets	644,874	2,098,962	384,106	252,097	275,115
Expense reimbursements	—	(231,265)	(73,957)	(98,692)	(98,893)
Expense reductions	(19,081)	(33,193)	(8,448)	(2,163)	(220)
Net expenses	625,793	1,834,504	301,701	151,242	176,002
Net investment income (loss)	(386,570)	(1,071,787)	(152,663)	260,542	984,709
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	697,620	(21,757,590)	(3,953,858)	(7,061,780)	250,408
Net unrealized appreciation of investments	4,928,468	34,913,102	6,146,351	7,821,113	1,516,580
Net realized and unrealized gain	5,626,088	13,155,512	2,192,493	759,333	1,766,988
Net increase in net assets resulting from operations	$5,239,518	$12,083,725	$2,039,830	$1,019,875	$2,751,697

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Small Cap Fund		Managers Fremont Micro-Cap Fund		Managers Fremont Institutional Micro-Cap Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(386,570)	$(605,290)	$(1,071,787)	$(1,800,037)	$(152,663)	$(450,002)
Net realized gain (loss) on investments	697,620	2,924,678	(21,757,590)	10,110,817	(3,953,858)	12,333,780
Net unrealized appreciation (depreciation) of investments	4,928,468	(30,980,059)	34,913,102	(104,806,788)	6,146,351	(45,318,730)
Net increase (decrease) in net assets resulting from operations	5,239,518	(28,660,671)	12,083,725	(96,496,008)	2,039,830	(33,434,952)
Distributions to Shareholders:
From net investment income	—	—	—	—	—	—
From net realized gain on investments	—	—	(7,917,520)	—	(3,256,607)	(13,276,494)
Total distributions to shareholders	—	—	(7,917,520)	—	(3,256,607)	(13,276,494)
From Capital Share Transactions:
Proceeds from sale of shares[1]	7,633,128	14,957,611	3,765,447	6,372,989	5,097,840	8,195,763
Reinvestment of dividends and distributions	—	—	7,785,548	—	3,131,896	12,682,280
Cost of shares repurchased	(24,393,560)	(22,254,972)	(20,818,945)	(49,387,600)	(10,009,632)	(88,630,068)
Net decrease from capital share transactions	(16,760,432)	(7,297,361)	(9,267,950)	(43,014,611)	(1,779,896)	(67,752,025)
Total decrease in net assets	(11,520,914)	(35,958,032)	(5,101,745)	(139,510,619)	(2,996,673)	(114,463,471)
Net Assets:
Beginning of year	51,057,320	87,015,352	132,423,850	271,934,469	26,759,097	141,222,568
End of year	$39,536,406	$51,057,320	$127,322,105	$132,423,850	$23,762,424	$26,759,097
End of year undistributed net investment income	—	—	$2,839	$7,752	$371	$981

Share Transactions:
Sale of shares	695,597	987,049	161,725	184,730	686,426	699,547
Reinvestment of dividends and distributions	—	—	362,624	—	463,985	918,613
Shares repurchased	(2,116,995)	(1,490,236)	(907,457)	(1,462,126)	(1,376,996)	(7,000,838)
Net decrease in shares	(1,421,398)	(503,187)	(383,108)	(1,277,396)	(226,585)	(5,382,678)

[1]	For the fiscal year ended October 31, 2009, the proceeds from the sale of shares for Small Cap includes the receipt of a market timing settlement of $25,018.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Real Estate Securities Fund		Managers California Intermediate Tax-Free Fund
	2009	2008	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment income	$260,542	$280,479	$984,709	$1,422,001
Net realized gain (loss) on investments	(7,061,780)	(2,478,209)	250,408	(698,701)
Net unrealized appreciation (depreciation) of investments	7,821,113	(6,586,212)	1,516,580	(1,410,920)
Net increase (decrease) in net assets resulting from operations	1,019,875	(8,783,942)	2,751,697	(687,620)
Distributions to Shareholders:
From net investment income	(299,371)	(233,497)	(984,686)	(1,422,039)
From net realized gain on investments	—	(5,615,212)	—	(543,580)
Total distributions to shareholders	(299,371)	(5,848,709)	(984,686)	(1,965,619)
From Capital Share Transactions:
Proceeds from sale of shares	4,960,375	7,348,008	3,316,692	9,476,529
Reinvestment of dividends and distributions	294,105	5,743,504	807,882	1,550,014
Cost of shares repurchased	(3,814,439)	(12,653,705)	(7,665,822)	(11,399,870)
Net increase (decrease) from capital share transactions	1,440,041	437,807	(3,541,248)	(373,327)
Total increase (decrease) in net assets	2,160,545	(14,194,844)	(1,774,237)	(3,026,566)
Net Assets:
Beginning of year	12,365,822	26,560,666	32,955,093	35,981,659
End of year	$14,526,367	$12,365,822	$31,180,856	$32,955,093
End of year undistributed net investment income (loss)	$45,121	$41,849	$(1,581)	$(1,604)

Share Transactions:
Sale of shares	1,139,096	917,276	326,236	906,817
Reinvestment of dividends and distributions	64,678	707,023	78,990	149,744
Shares repurchased	(875,731)	(1,509,721)	(757,169)	(1,116,251)
Net increase (decrease) in shares	328,043	114,578	(351,943)	(59,690)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Small Cap Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$11.69	$17.87	$15.47	$12.90	$11.10
Income from Investment Operations:
Net investment loss	(0.10)[3]	(0.12)[3]	(0.11)[3]	(0.12)[3]	(0.14)[3]
Net realized and unrealized gain (loss) on investments	1.83 [3]	(6.06)[3]	2.51 [3]	2.69 [3]	1.94 [3]
Total from investment operations	1.73	(6.18)	2.40	2.57	1.80
Net Asset Value, End of Year	$13.42	$11.69	$17.87	$15.47	$12.90
Total Return [1]	14.80%	(34.58)%	15.51%	19.92%	16.13%
Ratio of net expenses to average net assets	1.46%	1.41%	1.39%	1.38%	1.47%
Ratio of net investment loss to average net assets [1]	(0.90)%	(0.79)%	(0.68)%	(0.84)%	(1.10)%
Portfolio turnover	136%	59%	49%	49%	67%
Net assets at end of year (000’s omitted)	$39,536	$51,057	$87,015	$89,175	$66,301

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.50%	1.43%	1.41%	1.42%	1.53%
Ratio of net investment loss to average net assets	(0.94)%	(0.80)%	(0.70)%	(0.88)%	(1.16)%

	For the fiscal year ended October 31,
Managers Fremont Micro-Cap Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$25.41	$41.90	$34.48	$29.65	$27.86
Income from Investment Operations:
Net investment loss	(0.21)[3]	(0.31)[3]	(0.37)[3]	(0.26)[3]	(0.38)
Net realized and unrealized gain (loss) on investments	2.73 [3]	(16.18)[3]	7.79 [3]	5.09 [3]	2.17
Total from investment operations	2.52	(16.49)	7.42	4.83	1.79
Less Distribution to Shareholders from:
Net realized gain on investments	(1.56)	—	—	—	—
Total distributions to shareholders	(1.56)	—	—	—	—
Net Asset Value End of Year	$26.37	$25.41	$41.90	$34.48	$29.65
Total Return [1]	11.34%[4]	(39.37)%	21.52%[4]	16.29%	6.42%
Ratio of net expenses to average net assets	1.53%	1.54%	1.53%	1.54%	1.56%
Ratio of net investment loss to average net assets [1]	(0.90)%	(0.92)%	(1.01)%	(0.79)%	(1.11)%
Portfolio turnover	82%	193%	76%	82%	68%
Net assets at end of year (000’s omitted)	$127,322	$132,424	$271,934	$303,474	$397,629

Ratios absent expense offsets: [2]
Ratio of net expenses to average net assets	1.75%	1.66%	1.53%	1.54%	1.56%
Ratio of net investment loss to average net assets	(1.12)%	(1.04)%	(1.01)%	(0.79)%	(1.11)%

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Fremont Institutional Micro-Cap Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.64	$16.65	$15.07	$14.94	$14.49
Income from Investment Operations:
Net investment loss	(0.05)[3]	(0.10)[3]	(0.13)[3]	(0.09)[3]	—
Net realized and unrealized gain (loss) on investments	0.79 [3]	(5.87)[3]	2.99 [3]	2.36 [3]	0.97
Total from investment operations	0.74	(5.97)	2.86	2.27	0.97
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.00)#
Net realized gain on investments	(1.11)	(2.04)	(1.28)	(2.14)	(0.52)
Total distribution to shareholders	(1.11)	(2.04)	(1.28)	(2.14)	(0.52)
Net Asset Value End of Year	$8.27	$8.64	$16.65	$15.07	$14.94
Total Return [1]	11.44%[4]	(40.45)%	20.48%	16.33%	6.54%
Ratio of net expenses to average net assets	1.31%	1.30%	1.35%	1.35%	1.35%
Ratio of net investment loss to average net assets [1]	(0.66)%	(0.74)%	(0.83)%	(0.63)%	(0.89)%
Portfolio turnover	81%	198%	129%	78%	73%
Net assets at end of year (000’s omitted)	$23,762	$26,759	$141,223	$259,395	$295,701

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.67%	1.55%	1.39%	1.37%	1.39%
Ratio of net investment loss to average net assets	(1.02)%	(0.99)%	(0.87)%	(0.65)%	(0.93)%

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Real Estate Securities Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$5.55	$12.57	$14.74	$12.86	$12.75
Income from Investment Operations:
Net investment income	0.12 [3]	0.13 [3]	0.06	0.18	0.35
Net realized and unrealized gain (loss) on investments	0.16 [3]	(4.06)[3]	0.22	3.87	1.86
Total from investment operations	0.28	(3.93)	0.28	4.05	2.21
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.12)	(0.10)	(0.10)	(0.35)
Net realized gain on investments	—	(2.97)	(2.35)	(2.07)	(1.75)
Total distributions to shareholders	(0.15)	(3.09)	(2.45)	(2.17)	(2.10)
Net Asset Value, End of Year	$5.68	$5.55	$12.57	$14.74	$12.86
Total Return [1]	5.77%	(38.95)%	2.10%	36.43%	18.84%
Ratio of net expenses to average net assets	1.48%	1.48%	1.40%	1.46%	1.42%
Ratio of net investment income to average net assets [1]	2.56%	1.63%	0.82%	0.97%	1.93%
Portfolio turnover	107%	127%	126%	69%	70%
Net assets at end of year (000’s omitted)	$14,526	$12,366	$26,561	$27,624	$24,903

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	2.47%	1.80%	1.41%	1.46%	1.54%
Ratio of net investment income to average net assets	1.57%	1.31%	0.83%	0.97%	1.81%

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers California Intermediate Tax-Free Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$9.84	$10.56	$10.75	$10.66	$11.17
Income from Investment Operations:
Net investment income	0.32	0.38	0.40	0.39	0.39
Net realized and unrealized gain (loss) on investments	0.55	(0.56)	(0.16)	0.25	(0.31)
Total from investment operations	0.87	(0.18)	0.24	0.64	0.08
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.38)	(0.40)	(0.40)	(0.40)
Net realized gain on investments	—	(0.16)	(0.03)	(0.15)	(0.19)
Total distributions to shareholders	(0.31)	(0.54)	(0.43)	(0.55)	(0.59)
Net Asset Value, End of Year	$10.40	$9.84	$10.56	$10.75	$10.66
Total Return [1]	8.97%	(1.82)%	2.23%	6.21%	0.92%
Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.55%	0.55%
Ratio of net investment income to average net assets [1]	3.08%	3.71%	3.75%	3.76%	3.74%
Portfolio turnover	152%	33%	35%	22%	28%
Net assets at end of year (000’s omitted)	$31,181	$32,955	$35,982	$54,144	$47,847

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.86%	0.80%	0.82%	0.82%	0.81%
Ratio of net investment income to average net assets	2.77%	3.46%	3.49%	3.49%	3.48%

#	Rounds to less than $0.01 per share.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Notes to Financial Statements

October 31, 2009

1. Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report are the Managers Small Cap Fund (“Small Cap”), Managers Fremont Micro-Cap Fund (“Micro-Cap”), Managers Fremont Institutional Micro-Cap Fund (“Institutional Micro-Cap”), Managers Real Estate Securities Fund (“Real Estate Securities”), and Managers California Intermediate Tax-Free Fund (“California Intermediate Tax-Free”), collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Small Cap
Investments in Securities
Common Stocks [1]	$38,249,323	—	—	$38,249,323
Short-Term Investments	3,686,824	$18,653	—	3,705,477

Total Investments in Securities	41,936,147	18,653	—	41,954,800
Other Financial Instruments [2]	—	—	—	—

Totals	$41,936,147	$18,653	—	$41,954,800

	Level 1	Level 2	Level 3	Total
Micro-Cap
Investments in Securities
Common Stocks [1]	$123,953,653	—	—	$123,953,653
Short-Term Investments	3,824,791	—	—	3,824,791

Total Investments in Securities	127,778,444	—	—	127,778,444
Other Financial Instruments [2]	—	—	—	—

Totals	$127,778,444	—	—	$127,778,444

	Level 1	Level 2	Level 3	Total
Institutional Micro-Cap
Investments in Securities
Common Stocks [1]	$23,211,717	—	—	$23,211,717
Short-Term Investments	1,063,910	—	—	1,063,910

Total Investments in Securities	24,275,627	—	—	24,275,627
Other Financial Instruments [2]	—	—	—	—

Totals	$24,275,627	—	—	$24,275,627

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
Real Estate Securities
Investments in Securities
Common Stocks [1]	$14,473,414	—	—	$14,473,414
Short-Term Investments	156,131	—	—	156,131

Total Investments in Securities	14,629,545	—	—	14,629,545
Other Financial Instruments [2]	—	—	—	—

Totals	$14,629,545	—	—	$14,629,545

	Level 1	Level 2	Level 3	Total
California Intermediate Tax-Free
Investments in Securities
Municipal Bonds	—	$29,793,923	—	$29,793,923
Short-Term Investments	$1,002,054	—	—	1,002,054

Total Investments in Securities	1,002,054	29,793,923	—	30,795,977
Other Financial Instruments [2]	—	—	—	—

Totals	$1,002,054	$29,793,923	—	$30,795,977

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
[2]

Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b. Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the fiscal year ended October 31, 2009, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Small Cap - $18,792 or 0.04%, Micro-Cap - $32,407 or 0.03%, Institutional Micro-Cap - $8,295 or 0.04% and Real Estate Securities - $2,101 or 0.02%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2009, the custodian expense was not reduced for any of the Funds.

Notes to Financial Statements (continued)

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2009, overdraft fees and the impact on the expense ratios, if any, for Small Cap, Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free equaled $226, $143, $35, $530, and $401, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2009, the transfer agent expense was reduced as follows: Small Cap - $289, Micro-Cap - $786, Institutional Micro-Cap - $153, Real Estate Securities - $62 and California Intermediate Tax-Free - $220.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid as follows:

Annually - Small Cap, Micro-Cap and Institutional Micro-Cap

Quarterly - Real Estate Securities

Declared daily, paid monthly - California Intermediate Tax-Free

Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

	Small Cap		Micro-Cap		Institutional Micro-Cap
	2009	2008	2009	2008	2009	2008
Distributions paid from:
Ordinary income	—	—	—	—	—	—
Short-term capital gains	—	—	—	—	—	$7,971,110
Long-term capital gains	—	—	$7,917,520	—	$3,256,607	5,305,384

Totals	—	—	$7,917,520	—	$3,256,607	$13,276,494

	Real Estate Securities		California Intermediate Tax-Free
	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$299,371	$233,497	$984,686	$1,422,039
Short-term capital gains	—	827,608	—	13,965
Long-term capital gains	—	4,787,604	—	529,615

Totals	$299,371	$5,848,709	$984,686	$1,965,619

As of October 31, 2009, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

	Small Cap	Micro-Cap	Institutional Micro-Cap	Real Estate Securities	California Intermediate Tax-Free
Capital loss carryforward	$8,410,288	$21,674,494	$4,274,449	$7,065,602	$448,293
Undistributed ordinary income	—	—	—	45,121	7,838
Undistributed short-term capital gains	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—

Notes to Financial Statements (continued)

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of October 31, 2009 the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Small Cap	$8,410,288	2010

Micro-Cap	21,674,494	2017

Institutional Micro-Cap	4,274,449	2017

Real Estate Securities	5,614,390	2017

	1,451,212	2016

California Intermediate Tax-Free	448,293	2016

For the fiscal year ended October 31, 2009, Small Cap, Micro-Cap, Institutional Micro-Cap, Real Estate Securities, and California Intermediate Tax-Free utilized capital loss carryovers in the amounts of $613,164, $0, $0, $0 and $250,408, respectively.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2009, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Small Cap - 3 collectively own 69%; Micro-Cap - 2 collectively own 50%; Institutional Micro-Cap - 3 collectively own 43%; Real Estate Securities - 3 collectively own 68%; California Intermediate Tax-Free - 3 collectively own 68%. Transactions by these shareholders may have a material impact on their respective Funds.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to subadvisory agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets, for the fiscal year ended October 31, 2009, were as follows:

Fund		Investment Management Fee
Small Cap		1.00%

Micro-Cap		1.00%

Institutional Micro-Cap		1.00%

Real Estate Securities		0.85%

California Intermediate Tax-Free	on first $25 million	0.40%

	on next $25 million	0.35%

	on next $50 million	0.30%

	on next $50 million	0.25%

	on balance over $150 million	0.20%

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

The Investment Manager has contractually agreed, through at least March 1, 2010, to waive fees and pay or reimburse expenses of Micro-Cap, Institutional Micro-Cap, Real Estate Securities and

Notes to Financial Statements (continued)

California Intermediate Tax-Free to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) of each Fund exceed 1.56%, 1.35%, 1.50% and 0.55%, respectively, of each Fund’s average daily net assets. Micro-Cap’s expense cap became effective January 1, 2008.

Each of Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Funds’ expenses in any such year to exceed the previously stated expense limitation percentages of that Fund’s average daily net assets. For the fiscal year ended October 31, 2009, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free equaled $447,014, $245,420, $148,428 and $303,313, respectively.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through October 31, 2009, the following Funds either borrowed from or lent to other Funds in the Fund family. Micro-Cap borrowed $102,300 for 1 day paying interest of $3; Micro-Cap lent varying amounts up to $2,780,077 for 3 days earning interest of $121; Small Cap borrowed varying amounts up to $6,060,264 for 6 days paying interest of $218. The interest amounts can be found in the Statement of Operations in interest income or as miscellaneous expense.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2009, were as follows:

Fund	Purchases	Sales
Small Cap	$57,888,187	$75,555,092

Micro-Cap	96,654,436	109,068,608

Institutional Micro-Cap	18,043,251	21,890,678

Real Estate Securities	12,632,093	10,968,716

California Intermediate Tax-Free	44,263,114	43,490,603

The Funds had no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2009.

4. Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Notes to Financial Statements (continued)

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position, if any, in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. Subsequent Events

At an in-person meeting held on September 10-11, 2009, the Trust’s Board of Trustees approved the appointment of Frontier Capital Management Co., LLC (“Frontier” or the “Subadvisor”) as the new Subadvisor of Small Cap (the “Fund”), effective September 14, 2009, and approved a new subadvisory agreement (the “New Subadvisory Agreement”) and the submission of the New Subadvisory Agreement to fund shareholders for approval. In addition, effective September 14, 2009, the Fund re-opened to new investors.

The New Subadvisory Agreement between Managers and Frontier was contingent upon approval by the Fund’s shareholders. At a special shareholders’ meeting held on December 11, 2009, the shareholders approved the New Subadvisory Agreement. In addition, in connection with shareholder approval of the New Subadvisory Agreement, the Fund will be renamed Managers Frontier Small Cap Growth Fund effective January 1, 2010.

In addition, at the Trust’s Board of Trustees meeting on September 11, 2009, the Board approved the filing of a registration statement with the Securities and Exchange Commission to establish a new share class structure for the Fund (the “Conversion”). Under the Conversion, the Fund will: (i) offer three new classes of shares called Investor Class, Service Class, and Institutional Class; (ii) redesignate the existing shares of the Fund as Service Class shares; (iii) on or around January 1, 2010 (the “Conversion Date”), transfer shareholders of the Fund to either the Institutional Class or Service Class, which will have minimum initial investment amounts of $100,000 and $25,000, respectively, depending on whether the value of shares in a shareholder’s account meets the minimum initial investment amount of the Institutional Class; and (iv) implement a new contractual expense limitation to limit total operating expenses of the Fund, subject to the exclusions described below (the “Expense Limitation”). The Conversion will not increase the Fund’s investment management fee paid or increase the annual operating expenses that shareholders currently bear, as Institutional Class and Service Class shares are expected to have lower annual operating expenses than the current shares of the Fund. Under the Expense Limitation, Institutional Class and Service Class shares’ total annual operating expenses are not expected to exceed 1.05% and 1.30%, respectively, of average daily net assets (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items), subject to reimbursement by the Fund under certain circumstances. There will be no change in the overall value of a shareholder’s shares resulting from the Conversion, as shareholders will receive Service or Institutional Class Shares with the same net asset value as the shares currently held. Each of the three new share classes will have its own investment minimum and class specific expense structure. Shareholders of the Fund will receive a new prospectus describing the new share classes on or around the Conversion Date.

At an in-person meeting held on December 3-4, 2009, the Trust’s Board of Trustees also approved a name change for each Micro-Cap Fund. Effective January 1, 2010, the Managers Fremont Micro-Cap Fund will change its name to the Managers Micro-Cap Fund and the Managers Fremont Institutional Micro-Cap Fund will change its name to the Managers Institutional Micro-Cap Fund.

The Funds have determined that no additional material events or transactions occurred subsequent to October 31, 2009, and through December 22, 2009, the date of issuance of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Small Cap, Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2009,$0, $0, $0, $0 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund (five of the series constituting Managers Trust I, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2009

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004- 2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

Annual Renewal of Investment Advisory Agreements

On June 4-5, 2009, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds identified below and the Subadvisory Agreement for each of the Subadvisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to each Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 4-5, 2009, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for certain of the Funds.

For each Fund, the Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the Fund or the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the portion of a Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to those Funds managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement.

Performance.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to each Fund’s Peer Group and considered each Subadvisor’s performance as compared to an appropriate peer group of managed accounts and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategies, including with respect to the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Funds. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisors and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory

Annual Renewal of Investment Advisory Agreements (continued)

services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain expense limitations for certain of the Funds.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for certain of the Funds from time to time as a means of limiting total expenses. The Trustees also considered the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions over the past year, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than TimesSquare Capital Management, LLC (“TimesSquare”), which is an affiliate of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager (other than TimesSquare). In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of a Fund managed by a Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

In considering the reasonableness of the fee payable by the Investment Manager to TimesSquare, a Subadvisor to the Managers Small Cap Fund, the Trustees noted that TimesSquare is an affiliate of the Investment Manager and reviewed information provided by TimesSquare regarding the cost to TimesSquare of providing subadvisory services to the Fund and the resulting profitability from such relationship. The Trustees also noted that the subadvisory fee is paid by the Investment Manager out of the advisory fee. Based on the current size of the portion of the Fund managed by TimesSquare, the Trustees concluded that the effect of any economies of scale being realized by TimesSquare was not a material factor in the Trustees’ deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund.

MANAGERS REAL ESTATE SECURITIES FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was above the median performance of the Peer Group for each period and above, above, above and below, respectively, the performance of the Fund Benchmark, the Dow Jones Wilshire REIT Index. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2010, to limit the Fund’s net annual operating expenses to 1.50%. The Board also took into account the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Annual Renewal of Investment Advisory Agreements (continued)

MANAGERS SMALL CAP FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was above, above, above and below, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 2000 Growth Index, for each period. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were higher and lower, respectively, than the average for the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was above the median performance of the Peer Group for each period and for the 1-year, 3-year and 5-year periods ended March 31, 2009 was above the performance of the Fund Benchmark, the Russell Microcap Index, for each period. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2010, to limit the Fund’s net annual operating expenses to 1.35%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS FREMONT MICRO-CAP FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was above, above, above and below, respectively, the median performance of the Peer Group and for the 1-year, 3-year and 5-year periods ended March 31, 2009 was above the performance of the Fund Benchmark, the Russell Microcap Index, for each period. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2010, to limit the Fund’s net annual operating expenses to 1.56%. The Board took into account the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 4-5, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

Annual Renewal of Investment Advisory Agreements (continued)

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

On June 4-5, 2009, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers California Intermediate Tax-Free Fund (the “Fund”). The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of this agreement. In considering the Investment Management Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including performance, fee and expense information, performance information for the relevant benchmark index (the “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 4-5, 2009, regarding the nature, extent and quality of services provided by the Investment Manager under its agreement. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund.

Performance.

Among other information relating to the Fund’s performance, the Trustees reviewed materials provided in connection with a meeting held on May 20, 2009 and noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the Barclays Capital 5-Year Municipal Bond Index, for each period. The Trustees noted the fact that at meetings held on September 11-12, 2008, the Investment Manager replaced the Fund’s previous Subadvisor with a new Subadvisor, and also, previously noted that the 3-year, 5-year and 10-year performance of the new Subadvisor’s portfolio manager was strong. The Trustees concluded that management had taken appropriate steps to address the Fund’s performance.

Furthermore, the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and the Subadvisor’s investment philosophy, strategies and techniques in managing the Fund. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for an appropriate peer group of similar mutual funds, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund

Annual Renewal of Investment Advisory Agreements (continued)

and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered the current asset level of the Fund, including the effect on assets attributable to the economic and market conditions over the past year, and considered the impact on profitability of the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the current advisory fee structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2010, to limit the Fund’s net annual operating expenses to 0.55%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement, in addition to those conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; and (b) the Investment Manager maintains an appropriate compliance program.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 4-5, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement for the Fund.

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
EMERGING MARKETS EQUITY	CHICAGO EQUITY PARTNERS MID-CAP	CHICAGO EQUITY PARTNERS BALANCED
Rexiter Capital Management Limited	Chicago Equity Partners, LLC	Chicago Equity Partners, LLC
Schroder Investment Management North America Inc.	REAL ESTATE SECURITIES	ALTERNATIVE FUNDS
	Urdang Securities Management, Inc.	FQ GLOBAL ALTERNATIVES
ESSEX GROWTH		FQ GLOBAL ESSENTIALS
ESSEX LARGE CAP GROWTH	RENAISSANCE LARGE CAP GROWTH	First Quadrant, L.P.
ESSEX SMALL/MICRO CAP GROWTH	Renaissance Group LLC
Essex Investment Management Co., LLC		INCOME FUNDS
	SKYLINE SPECIAL EQUITIES PORTFOLIO	BOND (MANAGERS)
FQ TAX-MANAGED U.S. EQUITY	Skyline Asset Management, L.P.	FIXED INCOME
FQ U.S. EQUITY		GLOBAL BOND
First Quadrant, L.P.	SMALL CAP	Loomis, Sayles & Co., L.P.
Frontier Capital Management Company, LLC
GW&K SMALL CAP EQUITY		BOND (MANAGERS FREMONT)
Gannett Welsh & Kotler, LLC	SPECIAL EQUITY	Pacific Investment Management Co. LLC
Ranger Investment Management, L.P.
INSTITUTIONAL MICRO-CAP	Lord, Abbett & Co. LLC	CALIFORNIA INTERMEDIATE TAX-FREE
MICRO-CAP	Smith Asset Management Group, L.P.	Miller Tabak Asset Management LLC
Lord, Abbett & Co. LLC	Federated MDTA LLC
WEDGE Capital Management L.L.P.		GW&K MUNICIPAL BOND
Next Century Growth Investors LLC	SYSTEMATIC VALUE	GW&K MUNICIPAL ENHANCED YIELD
Voyageur Asset Management Inc.	SYSTEMATIC MID CAP VALUE	Gannett Welsh & Kotler, LLC
Systematic Financial Management, L.P.
INTERNATIONAL EQUITY		HIGH YIELD
AllianceBernstein L.P.	TIMESSQUARE MID CAP GROWTH	J.P. Morgan Investment Management LLC
Lazard Asset Management, LLC	TIMESSQUARE SMALL CAP GROWTH
Martin Currie Inc.	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended October 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

MONEY MARKET
JPMorgan Investment Advisors Inc.

ANNUAL REPORT

Managers AMG

October 31, 2009

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

FQ Global Essentials Fund

(formerly known as Managers Fremont Global Fund)

AR014-1009

Managers AMG FQ Funds

FQ Tax-Managed U.S. Equity, FQ U.S. Equity, FQ Global Alternatives, FQ Global Essentials

Annual Report—October 31, 2009

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

FQ Tax-Managed U.S. Equity Fund	5

FQ U.S. Equity Fund	12

FQ Global Alternatives Fund	19

FQ Global Essentials Fund	21

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	23

FQ Tax-Managed U.S. Equity and FQ U.S. Equity
Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Net Assets	24

FQ Global Alternatives and FQ Global Essentials
Portfolio of Investments, Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	26
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	27
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	29
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	35
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48

TRUSTEES AND OFFICERS	49

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	50

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholders:

The past twelve months will go down in the history books as one of the wildest rides in the history of Wall Street. Early in the period, securities markets were under severe pressure as the credit crisis, which began in the summer of 2007, accelerated in the fourth quarter of last year amid ongoing concerns about deteriorating economic conditions and the health of some of the most prominent financial institutions. Banks of all sizes remained under pressure, which led to continued consolidation within the industry. Wachovia agreed to sell itself to Wells Fargo & Co. while PNC agreed to acquire the troubled National City. Meanwhile, the U.S. Government attempted to stabilize the system by formally bailing out companies like Citigroup and by providing injections of capital into hundreds of other financial institutions. Like a sprawling fire, the crises extended to other industries with the automakers finding themselves on the verge of collapse. Once again, the U.S. Government stepped in and in late December 2008, President Bush approved an emergency bailout of the U.S. auto industry, offering $17.4 billion in rescue loans to Chrysler and General Motors with the expectation that the companies would move quickly to develop acceptable plans for long-term viability.

Consumer and investor confidence continued to sink in the early part of 2009 despite the U.S. Government’s aggressive efforts to restore the economy and stabilize the financial markets. During January, February, and early March, stocks plunged, sending broad indexes to levels not seen since the mid to late 1990s. From peak (October 10, 2007) to trough (March 9, 2009), stocks, as measured by the S&P 500 Index, lost 55.5%, the Index’s steepest decline since the Great Depression. Then, on March 10, a very sharp recovery began amid preliminary signs that the Government’s efforts might be starting to bear fruit. More specifically, Citigroup, which had been under extreme pressure and was essentially bailed out by the Government, reported that it returned to profitability in the months of January and February. Citigroup’s surprising news seemed to ignite the markets, contributing to a more than 6% gain for the S&P 500 Index and set the stage for a sharp recovery in equities and extended the rally in credit sensitive fixed income securities.

For the entire one-year period ended October 31, 2009, large-cap stocks outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 11.2%, 6.5%, 10.8%, and 5.1%, respectively. International stocks outperformed their domestic counterparts by a wide margin as the MSCI EAFE Index returned 27.7%, thanks partly to weakness in the U.S. Dollar during this period. Over the same time period, REITs underperformed domestic U.S. equities as the Dow Jones U.S. Select REIT Index returned -0.3%. Fixed income securities in the U.S. and abroad moved substantially higher during the period as investors capitalized on opportunities in various fixed income segments, with the broad high-quality indexes such as the Barclays Capital U.S. Aggregate Bond and the Barclays Capital Global Aggregate ex US Indexes, returning 13.8% and 21.3%, respectively. Within the fixed income markets, lower-quality securities posted the best results as investors took advantage of extraordinarily wide spreads. This is best exemplified by the 48.1% and 6.3% returns generated by the Barclays Capital US Corporate High Yield Index and the Barclays Capital U.S. Government –Treasury Index, respectively.

Against this backdrop, for the one-year period ended October 31, 2009, the Managers AMG FQ U.S. Equity Fund (“U.S. Equity Fund”) returned 5.56% and the Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed Fund”) returned 1.65% compared to 10.83% for the benchmark Russell 3000® Index. The Managers AMG FQ Global Alternatives Fund (“Global Alternatives Fund”) returned -3.15% compared to a return of

1

Letter to Shareholders (continued)

0.10% for the benchmark, Citigroup 1-Month U.S. Treasury Bill Index for the one-year period ended October 31, 2009. Finally, the Managers AMG FQ Global Essentials Fund (“Global Essentials Fund”) returned 19.67%, compared with 8.96% for its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index for this same one-year period.

Periods Ended 10/31/09	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
FQ Tax-Managed U.S. Equity, Institutional Class	15.24%	1.65%	(9.84)%	0.76%	—	12/18/2000
Russell 3000® Index	19.77%	10.83%	(6.98)%	0.71%	(0.14)%	12/18/2000
FQ U.S. Equity, Institutional Class	17.82%	5.56%	(7.87)%	1.36%	(0.78)%	8/14/1992
Russell 3000® Index	19.77%	10.83%	(6.98)%	0.71%	(0.14)%	8/14/1992
FQ Global Alternatives, Class A (No Load)	2.47%	(3.15)%	4.13%	—	—	3/30/2006
Citigroup 1-Month U.S. Treasury Bill Index[1]	0.05%	0.10%	2.27%	—	—	3/31/2006
FQ Global Essentials Fund	22.37%	19.67%	(4.96)%	1.39%	1.17%	11/18/1988
60% MSCI World Index (hedged) & 40% Citigroup World Government Bond Index (hedged)	11.05%	8.96%	(3.10)%	2.46%	1.27%	11/18/1988

[1]	Performance for the Citigroup 1-Month U.S. Treasury Bill Index reflects an inception date of March 31, 2006.

Performance for all share classes and detailed Fund positioning reviews are included within this report.

Both the U.S. Equity and Tax-Managed Funds delivered positive absolute returns for the year but failed to keep pace with their benchmark. Both Funds experienced negative stock selection impact from holdings within the energy, health care, and information technology sectors. Although the style positioning of the Funds remains somewhat neutral versus the benchmark, the Tax-Managed Fund benefited from a mild tilt towards smaller-capitalization securities which rallied more sharply than their larger-capitalization counterparts since the market turn in early March.

The Funds’ subadvisor, First Quadrant L.P. (“First Quadrant”), continues to have concerns about the sustainability of the recovery being driven as it is by government intervention. First Quadrant expects the economy to potentially be adversely impacted as government support begins to be withdrawn and expects slower growth to become the “new normal.” On a positive note, First Quadrant continues to see many companies in the U.S. increasingly able to capture growth from outside the country, particularly in the emerging markets. Overall, the Funds continue to tilt towards higher-quality holdings and are well diversified on a broader portfolio and sector level with only modest active weights on a sector by sector basis relative to the benchmark Russell 3000® Index.

For the 12 months ending October 31, 2009, the Managers AMG FQ Global Alternatives Fund returned -3.15%, compared with 0.10% for its benchmark, the Citigroup 1-Month U.S. Treasury Bill Index. The Global Alternatives Fund delivered modestly negative performance during this time but continued to provide a good, low correlation alternative to broader portfolios. Within the Fund, solid performance within the asset class selection strategy was counteracted by neutral to negative performance within the Fund’s other three strategies; equity country selection, bond country selection, and currency.

2

Letter to Shareholders (continued)

The tactical risk allocation in the Global Alternatives Fund has recently found its most compelling opportunities within the currency selection strategy where the largest active positions are long positions to the U.S. Dollar and Japanese Yen and short positions to the Canadian Dollar and Swiss Franc. The largest active equity country selection position is the short to the Australian equity market while the largest active bond country selection position is the long to the U.S. bond market. Finally, although a successful strategy for the Fund throughout the course of 2009, the asset class strategy finds little compelling opportunity currently in the comparison of global equities to global bonds and, therefore, maintains just a modest tilt towards global equities.

For the 12 months ended October 31, 2009, the Managers AMG FQ Global Essentials Fund returned 19.67%, compared with 8.96% for its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index. The solid absolute and relative performance during this period was led by both the asset allocation within the Fund (overweight to global equities) and strong positioning within the asset classes as well. In addition, towards the end of the fiscal year, the Fund’s Board of Trustees approved a change from the existing multi-manager subadvisor structure, which included First Quadrant as one of its subadvisors, to a single subadvisor structure with First Quadrant as the sole subadvisor. Utilizing a comprehensive global balanced investment discipline, First Quadrant has developed what we believe will improve results to our historic structure. We believe that the changes made will result in a Fund that will provide investors with a unique and innovative investment approach that will continue to meet the needs of a global balanced investor.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide investors with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, and the Managers AMG FQ Global Essentials Fund are therefore designed to be building blocks.

The following report covers the one-year period ended October 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

3

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2009	Expense Ratio for the Period	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Expenses Paid During the Period*
FQ Tax-Managed U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.24%	$1,000	$1,015	$6.30
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Class C Shares
Based on Actual Fund Return	1.99%	$1,000	$1,007	$10.06
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.11
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$1,017	$5.03
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04

FQ U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.04%	$1,000	$1,052	$5.38
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Class C Shares
Based on Actual Fund Return	1.79%	$1,000	$1,044	$9.22
Hypothetical (5% return before expenses)	1.79%	$1,000	$1,016	$9.10
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$1,056	$4.09
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02

FQ Global Alternatives Fund
Class A Shares
Based on Actual Fund Return	1.99%	$1,000	$969	$9.87
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.11
Class C Shares
Based on Actual Fund Return	2.74%	$1,000	$961	$13.55
Hypothetical (5% return before expenses)	2.74%	$1,000	$1,011	$13.89

FQ Global Essentials Fund
Based on Actual Fund Return	0.99%	$1,000	$1,197	$5.48
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ended October 31, 2009, the Fund’s Institutional class returned 1.65% compared to 10.83% for its benchmark Russell 3000® Index. Please refer to the table on page 6 for returns for various classes of shares.

The past twelve months will go down in the history books as one of the wildest rides in the history of Wall Street. Early in the period, securities markets were under severe pressure as the credit crises, which began in the summer of 2007, accelerated in the fourth quarter of last year amid ongoing concerns about deteriorating economic conditions and the health of some of our most prominent financial institutions. Banks of all sizes remained under pressure, which led to continued consolidation within the industry. Wachovia agreed to sell itself to Wells Fargo & Co. while PNC agreed to acquire the troubled National City. Meanwhile, the U.S. Government attempted to stabilize the system by formally bailing out companies like Citigroup and by providing injections of capital into hundreds of other financial institutions. Like a sprawling fire, the crisis extended to other industries with the automakers finding themselves on the verge of collapse. Once again, the U.S. Government stepped in and in late December 2008, President Bush approved an emergency bailout of the U.S. auto industry. Consumer and investor confidence continued to sink in the early part of 2009 despite the U.S. Government’s aggressive efforts to restore the economy and stabilize the financial markets. During January, February, and early March, stocks plunged, sending broad indexes to levels not seen since the mid to late 1990s. From peak (October 10, 2007) to trough (March 9, 2009), stocks, as measured by the S&P 500 Index, lost 55.5%, marking this Index’s steepest decline since the Great Depression. Then, on March 10, a very sharp recovery began amid preliminary signs that the Government’s efforts might be starting to bear fruit. More specifically, Citigroup, which had been under extreme pressure and was essentially bailed out by the Government, reported that it returned to profitability in the months of January and February. Citigroup’s surprising news seemed to ignite the markets and set the stage for a sharp recovery in equities.

The Fund delivered positive absolute returns for the year but failed to keep pace with its benchmark. Relative to the benchmark, the Fund experienced negative stock selection within several sectors including consumer staples, financials, and information technology which was not mitigated by positive results within the consumer discretionary and health care sectors. Relative sector positioning did not add or detract significant value, mainly due to the mostly neutral benchmark sector and style positioning the Fund maintained throughout the year. However, an overweight to the recovering consumer discretionary sector did add modest value. The Fund also benefited from a mild tilt towards smaller-capitalization securities which rallied more sharply than their larger capitalization counterparts since the market turn in early March.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”), continues to have concerns about the sustainability of the recovery being driven as it is by government intervention. First Quadrant expects the economy to potentially be adversely impacted as government support begins to be withdrawn and expects slower growth to become the “new normal.” One of the positives First Quadrant continues to see in that regard is many companies in the U.S. have been increasingly able to capture growth from outside the country, particularly in the emerging markets. Overall, the Fund continues to tilt towards higher quality holdings and is well diversified on a broader portfolio and sector level with only modest active weights on a sector by sector basis relative to the benchmark Russell 3000® Index.

Cumulative Total Return Performance

Managers AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 6 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on December 18, 2000 (commencement of operations) to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

5

Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Tax-Managed U.S. Equity Fund since inception and the Russell 3000® Index from December 18, 2000 to October 31, 2009.

Average Annual Total Returns [1]	One Year	Five Years	Since Inception	Inception Date
Managers AMG FQ Tax- Managed U.S. Equity Fund [2,5,6]
No Load Before Tax:
Institutional Class	1.65%	0.76%	0.51%	12/18/00
Class A*	1.53%	—	(6.50)%	03/01/06
Class C*	0.66%	—	(7.22)%	03/01/06
Russell 3000® Index [4]	10.83%	0.71%	(0.29)%

No Load After Tax on Distributions[3]
Institutional Class	1.36%	0.65%	0.40%	12/18/00
Class A*	1.32%	—	(6.57)%	03/01/06
Class C*	0.63%	—	(7.22)%	03/01/06
No Load After Tax on Distributions & sale of shares[3]
Institutional Class	1.33%	0.64%	0.41%	12/18/00
Class A*	1.17%	—	(5.45)%	03/01/06
Class C*	0.45%	—	(6.04)%	03/01/06
With Load Before Tax:
Class A*	(4.32)%	—	(7.99)%	03/01/06
Class C*	(0.34)%	—	(7.22)%	03/01/06

With Load After Tax on Distributions[3]
Class A*	(4.51)%	—	(8.05)%	03/01/06
Class C*	(0.37)%	—	(7.22)%	03/01/06
With Load After Tax on Distributions & sale of shares[3]
Class A*	(2.64)%	—	(6.68)%	03/01/06
Class C*	(0.20)%	—	(6.04)%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(K) plans or individual retirement accounts.

[4]

The Russell 3000® Index is a market-capitalization weighted index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

[5]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor. Although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

[6]	Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers AMG FQ Tax-Managed U.S. Equity Fund

Fund Snapshots

October 31, 2009

Portfolio Breakdown

Industry	FQ Tax-Managed U.S. Equity Fund**	Russell 3000® Index
Information Technology	18.9%	18.7%
Financials	16.4%	15.4%
Health Care	12.4%	12.5%
Consumer Discretionary	12.0%	10.2%
Energy	11.9%	11.4%
Industrials	10.7%	10.6%
Consumer Staples	9.1%	10.5%
Materials	3.9%	3.9%
Utilities	3.2%	3.9%
Telecommunication Services	1.3%	2.9%
Other Assets and Liabilities	0.2%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Exxon Mobil Corp.*	2.9%
International Business Machines Corp.*	2.5
JPMorgan Chase & Co.	2.3
Chevron Corp.*	2.3
Apple, Inc.*	1.9
Google, Inc.	1.9
Hewlett-Packard Co.	1.9
Johnson & Johnson*	1.6
Goldman Sachs Group, Inc.	1.5
Intel Corp.	1.4

Top Ten as a Group	20.2%

*	Top Ten Holding at April 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2009

	Shares		Value
Common Stocks - 99.8%
Consumer Discretionary - 12.0%
Apollo Group, Inc., Class A*	5,000		$285,500
Autonation, Inc.*	27,000	[2]	465,480
AutoZone, Inc.*	3,200		432,992
Chipotle Mexican Grill, Inc.*	3,800	[2]	309,662
Core-Mark Holding Co., Inc.*	2,000		54,740
Destination Maternity Corp.*	1,400		28,070
DirecTV Group, Inc., The*	3,800	[2]	99,940
Discovery Communications, Inc., Class C*	4,800		115,296
Domino’s Pizza, Inc.*	41,000		300,940
Group 1 Automotive, Inc.	5,600		142,352
Gymboree Corp.*	6,600		280,962
Jarden Corp.	6,000		164,340
Knology, Inc.*	40,000		402,000
Liberty Global, Inc., Class A*	21,800		447,554
Lithia Motors, Inc., Class A	36,800		306,912
McDonald’s Corp.	5,200		304,772
Mediacom Communications Corp.*	30,600		146,268
News Corp., Inc., Class A	24,000		276,480
Polo Ralph Lauren Corp.	7,000	[2]	520,940
Rent-A-Center, Inc.*	13,600		249,696
Target Corp.	7,600		368,068
Time Warner Cable, Inc.	6,342		250,128
Time Warner, Inc.	6,000		180,720
West Marine, Inc.*	1,000		7,620
Total Consumer Discretionary			6,141,432
Consumer Staples - 9.1%
Alliance One International, Inc.*	15,800		69,678
American Italian Pasta Co.*	15,200	[2]	412,984
Bare Escentuals, Inc.*	12,400		156,612
Bunge, Ltd.	600	[2]	34,236
Central Garden & Pet Co., Class A*	34,400		325,424
Church & Dwight Co., Inc.	9,000		511,920
Coca-Cola Co., The	1,000		53,310
CVS Caremark Corp.	6,800		240,040
Del Monte Foods Co.	16,800		181,440
Fresh Del Monte Produce, Inc.*	7,400		160,654
General Mills, Inc.	2,000		131,840
Kimberly-Clark Corp.	7,000		428,120
Kroger Co., The	25,600		592,128
Lancaster Colony Corp.	2,400		116,592
Mead Johnson Nutrition Co., Class A	4,400	[2]	184,976
Orthofix International NV*	3,200		102,400
Overhill Farms, Inc.*	15,600		85,176
Prestige Brands Holdings, Inc.*	8,000		54,080
Procter & Gamble Co., The	7,800		452,400
Ralcorp Holdings, Inc.*	2,600		139,620
Reynolds American, Inc.	1,000		48,480
Seneca Foods Corp., Class A*	2,200		60,918
Susser Holdings Corp.*	2,200		26,158
Wal-Mart Stores, Inc.	1,800		89,424
Total Consumer Staples			4,658,610
Energy - 11.9%
Anadarko Petroleum Corp.	10,600		645,858
Chevron Corp.	15,000		1,148,100
CVR Energy, Inc.*	25,000		263,000
Encore Acquisition Co.*	5,000		185,350
Exxon Mobil Corp.	20,600		1,476,402
Geokinetics, Inc.*	8,600		138,288
Marathon Oil Corp.	400		12,788
National-Oilwell Varco, Inc.*	6,600		270,534
Occidental Petroleum Corp.	4,800		364,224
Oil States International, Inc.*	14,600		502,824
Rowan Cos., Inc.	5,400		125,550
Schlumberger, Ltd.	7,000		435,400
XTO Energy, Inc.	12,600		523,656
Total Energy			6,091,974
Financials - 16.4%
American Express Co.	5,000		174,200
American Financial Group, Inc.	6,400		157,440
Aon Corp.	13,800		531,438
Arch Capital Group, Ltd.*	4,400		296,428
Banco Latinoamericano de Comercio
Exterior S.A., ADR	11,200		158,032
Bank of America Corp.	10,200		148,716
Bank of the Ozarks, Inc.	11,000		250,250
Banner Corp.	30,200		92,714
Bar Harbor Bankshares	200		5,680
Blackrock, Inc.	1,200		259,788
Cedar Shopping Centers, Inc.	2,200		13,354
Century Bancorp, Inc.	1,200		29,196
Chubb Corp., The	1,600		77,632
Citigroup, Inc.	17,400		71,166
Delphi Financial Group, Inc., Class A	4,600		99,820
Discover Financial Services	15,800		223,412
Doral Financial Corp.*	28,800		81,792
FBL Financial Group, Inc., Class A	6,800		137,020

The accompanying notes are an integral part of these financial statements.

8

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 16.4% (continued)
FelCor Lodging Trust, Inc.*	25,600		$80,640
Financial Institutions, Inc.	1,600		16,896
First Cash Financial Services, Inc.*	5,200		89,336
First of Long Island Corp., The	2,000		48,340
Goldman Sachs Group, Inc.	4,600		782,782
Investment Technology Group, Inc.*	3,000		64,710
JPMorgan Chase & Co.	27,500		1,148,676
Knight Capital Group, Inc., Class A*	13,400		225,790
Lazard, Ltd., Class A	4,600		173,650
Loews Corp.	4,000		132,400
Metlife, Inc.	3,000		102,090
Nelnet, Inc.*	9,200		129,076
Northern Trust Corp.	6,600		331,650
Northrim Bancorp, Inc.	1,400		21,056
Oriental Financial Group, Inc.	8,000		85,200
Platinum Underwriter Holdings, Ltd.	3,600		128,772
Provident New York Bancorp	13,600		116,008
Public Storage, Inc.	2,000		147,200
Reinsurance Group of America, Inc.	2,600		119,860
Resource Capital Corp.	33,000		159,720
Santander BanCorp*	23,600		271,400
Simmons First National Corp., Class A	2,200		64,372
Southside Bancshares, Inc.	741		15,405
StanCorp Financial Group, Inc.	2,600		95,446
TD Ameritrade Holding Corp.*	9,800		189,140
Transcontinental Realty Investors, Inc.*	200		2,174
Travelers Companies, Inc., The	11,000		547,690
UnumProvident Corp.	9,400		187,530
Wilber Corp.	400		2,688
World Acceptance Corp.*	4,400	[2]	110,396
Total Financials			8,398,171
Health Care - 12.4%
Allergan, Inc.	1,000		56,250
Amedisys, Inc.*	2,600	[2]	103,454
American Medical Systems Holdings, Inc.*	6,800		104,856
Amgen, Inc.*	6,400		343,872
AMN Healthcare Services, Inc.*	7,200		59,904
Atrion Corp.	400		47,364
Chemed Corp.	6,200		280,984
Eli Lilly and Co.	5,000		170,050
Emergent BioSolutions, Inc.*	2,800		40,376
Endo Pharmaceuticals Holdings, Inc.*	2,600		58,240
Forest Laboratories, Inc.*	8,800		243,496
Gentiva Health Services, Inc.*	5,200		124,800
IMS Health, Inc.	12,600		206,514
Invacare Corp.	13,400		300,562
Johnson & Johnson	14,000		826,700
Kensey Nash Corp.*	9,200		219,972
Lincare Holdings, Inc.*	7,000	[2]	219,870
McKesson Corp.	4,200		246,666
Medco Health Solutions, Inc.*	10,200		572,424
Medical Action Industries, Inc.*	4,600		50,324
Medicis Pharmaceutical Corp., Class A	6,400		135,488
Par Pharmaceutical Co., Inc.*	11,000		230,670
Pfizer, Inc.	7,200		122,616
PSS World Medical, Inc.*	16,400		331,608
ResMed, Inc.*	5,000		246,050
Sun Healthcare Group, Inc.*	12,800		116,224
Symmetry Medical, Inc.*	52,600		419,222
UnitedHealth Group, Inc.	1,000		25,950
Universal Health Services, Inc., Class B	4,000		222,600
Watson Pharmaceuticals, Inc.*	5,400		185,868
Total Health Care			6,312,974
Industrials - 10.7%
Alaska Airgroup, Inc.*	5,800		149,176
American Railcar Industries, Inc.	10,800		108,000
AO Smith Corp.	2,200		87,186
Avis Budget Group, Inc.*	13,800		115,920
Burlington Northern Santa Fe Corp.	1,600		120,512
Chart Industries, Inc.*	5,400		106,758
CSX Corp.	2,200		92,796
Dollar Thrifty Automotive Group, Inc.*	8,800	[2]	162,888
EMCOR Group, Inc.*	12,098		285,755
Encore Wire Corp.	12,200		253,150
EnerSys*	11,000		243,100
Esterline Technologies Corp.*	1,600		67,376
Flowserve Corp.	2,000		196,420
Gencorp, Inc.*	58,000		431,520
Hawaiian Holdings, Inc.*	56,200		398,458
Jacobs Engineering Group, Inc.*	2,400		101,496
KBR, Inc.	11,800		241,546
M&F Worldwide Corp.*	15,000		319,200
Mueller Water Products, Inc., Class A	29,800		133,504
Powell Industries, Inc.*	3,400		125,052
Timken Co.	8,600		189,458
Transdigm Group, Inc.*	10,600		415,308
Trinity Industries, Inc.	7,400		124,912
Union Pacific Corp.	3,000		165,420
United Technologies Corp.	9,000		553,050
The accompanying notes are an integral part of these financial statements.

9

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 10.7% (continued)
Watts Water Technologies, Inc.	4,000	$113,000
Wesco International, Inc.*	5,600	143,136
Total Industrials		5,444,097
Information Technology - 18.9%
Amphenol Corp., Class A	5,600	224,672
Apple, Inc.*	5,200	980,200
Avnet, Inc.*	7,400	183,372
Benchmark Electronics, Inc.*	17,200	288,960
BMC Software, Inc.*	1,000	37,160
Cisco Systems, Inc.*	4,500	102,825
Convergys Corp.*	10,400	112,840
CPI International, Inc.*	8,200	81,180
Dell, Inc.*	2,000	28,980
Dolby Laboratories, Inc.*	8,200	343,908
EMC Corp.*	25,000	411,750
Google, Inc.*	1,800	965,016
Harris Corp.	5,400	225,288
Harris Stratex Networks, Inc., Class A*	16,400	103,320
Hewlett-Packard Co.	20,200	958,692
i2 Technologies, Inc.*	18,200	286,468
Intel Corp.	36,600	699,426
International Business Machines Corp.	10,600	1,278,465
Microsoft Corp.	17,600	488,048
NVE Corp.*	3,000	112,200
Oracle Corp.	25,800	544,380
Sybase, Inc.*	3,000	118,680
Tech Data Corp.*	5,000	192,150
Texas Instruments, Inc.	2,400	56,280
TIBCO Software, Inc.*	20,600	180,250
VMware, Inc. Class A*	6,400	245,952
WebMD Health Corp.*	6,200	211,172
Western Union Co., The	9,600	174,432
Total Information Technology		9,636,066
Materials - 3.9%
Ball Corp.	2,800	138,124
Boise, Inc.*	600	2,868
Commercial Metals Co.	10,400	154,336
Crown Holdings, Inc.*	7,000	186,550
FMC Corp.	2,600	132,860
Graphic Packaging Holding Co.*	46,700	106,943
Huntsman Corp.	24,000	190,800
International Paper Co.	10,200	227,562
KapStone Paper and Packaging Corp.*	12,200	84,668
Stepan Co.	3,000	171,720
Walter Industries, Inc.	3,200	187,200
W.R. Grace & Co.*	18,200	398,398
Total Materials		1,982,029
Telecommunication Services - 1.3%
AT&T, Inc.	10,800	277,236
U.S. Cellular Corp.*	4,600	168,406
Verizon Communications, Inc.	200	5,918
Virgin Mobile USA, Inc., Class A*	54,400	217,600
Total Telecommunication Services		669,160
Utilities - 3.2%
Centerpoint Energy, Inc.	2,800	35,280
Chesapeake Utilities Corp.	405	12,830
Constellation Energy Group, Inc.	6,400	197,888
El Paso Electric Co.*	24,200	453,750
Exelon Corp.	3,800	178,448
PG&E Corp.	2,000	81,780
Southwest Gas Corp.	15,400	384,846
UGI Corp.	6,400	152,832
UniSource Energy Corp.	4,000	115,520
Total Utilities		1,613,174
Total Common Stocks (cost $45,681,178)		50,947,687

The accompanying notes are an integral part of these financial statements.

10

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Short-Term Investments - 5.7%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	1,569,006	$1,569,006
BNY Institutional Cash Reserves Fund, Series B*[3,4]	320,520	50,482
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13%	1,284,133	1,284,133
Total Short-Term Investments (cost $3,173,658)		2,903,621
Total Investments - 105.5% (cost $48,854,836)		53,851,308
Other Assets, less Liabilities - (5.5)%		(2,796,826)
Net Assets - 100.0%		$51,054,482

Note: Based on the cost of investments of $48,854,837 for Federal income tax purposes at October 31, 2009, the aggregate gross unrealized appreciation and depreciation were $6,308,317 and $1,311,846, respectively, resulting in net unrealized appreciation of investments of $4,996,471.

*	Non-income-producing securities.
[1]

Yield shown for each investment company below represents the October 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $1,799,064, or 3.5% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada.

The accompanying notes are an integral part of these financial statements.

11

Managers AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ended October 31, 2009, the Fund’s Institutional class returned 5.56% compared to 10.83% for its benchmark the Russell 3000® Index. Please refer to the table on page 13 for returns for various classes of shares.

The past twelve months will go down in the history books as one of the wildest rides in the history of Wall Street. Early in the period, securities markets were under severe pressure as the credit crisis, which began in the summer of 2007, accelerated in the fourth quarter of last year amid ongoing concerns about deteriorating economic conditions and the health of some of the most prominent financial institutions. Banks of all sizes remained under pressure, which led to continued consolidation within the industry. Wachovia agreed to sell itself to Wells Fargo & Co. while PNC agreed to acquire the troubled National City. Meanwhile, the U.S. Government attempted to stabilize the system by formally bailing out companies like Citigroup and by providing injections of capital into hundreds of other financial institutions. Like a sprawling fire, the crisis extended to other industries with the automakers finding themselves on the verge of collapse. Once again, the U.S. Government stepped in and in late December 2008, President Bush approved an emergency bailout of the U.S. auto industry. Consumer and investor confidence continued to sink in the early part of 2009 despite the U.S. Government’s aggressive efforts to restore the economy and stabilize the financial markets. During January, February, and early March, stocks plunged, sending broad indexes to levels not seen since the mid to late 1990s. From peak (October 10, 2007) to trough (March 9, 2009), stocks, as measured by the S&P 500 Index, lost 55.5%, the Index’s steepest decline since the Great Depression. Then, on March 10, a very sharp recovery began amid preliminary signs that the Government’s efforts might be starting to bear fruit. More specifically, Citigroup, which had been under extreme pressure and was essentially bailed out by the Government, reported that it returned to profitability in the months of January and February. Citigroup’s surprising news seemed to ignite the markets and set the stage for a sharp recovery in equities.

The Fund delivered positive absolute returns for the year but failed to keep pace with its benchmark. Relative to the benchmark, the Fund experienced negative stock selection within several sectors including energy, health care, and information technology. Relative sector positioning did not add or detract significant value, mainly due to the mostly neutral benchmark sector and style positioning the Fund maintained throughout the year. However, a modest underweight to the underperforming industrials sector did add modest value.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”), continues to have concerns about the sustainability of the recovery being driven as it is by government intervention. First Quadrant expects the economy to potentially be adversely impacted as government support begins to be withdrawn and expects slower growth to become the “new normal.” One of the positives First Quadrant continues to see in that regard is many companies in the U.S. have been increasingly able to capture growth from outside the country, particularly in the emerging markets. Overall, the Fund continues to tilt towards higher quality holdings and is well diversified on a broader portfolio and sector level with only modest active weights on a sector by sector basis relative to the benchmark Russell 3000® Index.

Cumulative Total Return Performance

Managers AMG FQ U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 13 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 1999 to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

12

Managers AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ U.S. Equity Fund since inception and the Russell 3000® Index from October 31, 1999 to October 31, 2009.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ U.S. Equity Fund [2,4,5]
No Load:
Institutional Class	5.56%	1.36%	(0.78)%	6.41%	08/14/92
Class A*	5.21%	—	—	(4.26)%	03/01/06
Class C*	4.42%	—	—	(4.91)%	03/01/06

Russell 3000® Index [3]	10.83%	0.71%	(0.14)%
With Load:
Class A*	(0.88)%	—	—	(5.80)%	03/01/06
Class C*	3.42%	—	—	(4.91)%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Russell 3000® Index is a market-capitalization weighted index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

[4]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor.

[5]	Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

13

Managers AMG FQ U.S. Equity Fund

Fund Snapshots

October 31, 2009

Portfolio Breakdown

Industry	FQ U.S. Equity Fund**	Russell 3000® Index
Information Technology	20.2%	18.7%
Financials	15.1%	15.4%
Health Care	12.8%	12.5%
Energy	11.0%	11.4%
Industrials	10.1%	10.6%
Consumer Staples	9.5%	10.5%
Consumer Discretionary	9.4%	10.2%
Materials	4.3%	3.9%
Utilities	4.1%	3.9%
Telecommunication Services	2.7%	2.9%
Other Assets and Liabilities	0.8%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Exxon Mobil Corp.*	3.1%
International Business Machines Corp.*	2.1
JPMorgan Chase & Co.*	2.0
Procter & Gamble Co., The*	1.6
Johnson & Johnson*	1.4
AT&T, Inc.*	1.4
Pfizer, Inc.	1.3
Chevron Corp.*	1.3
Google, Inc.	1.3
Microsoft Corp.*	1.3

Top Ten as a Group	16.8%

*	Top Ten Holding at April 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2009

	Shares		Value
Common Stocks - 99.2%
Consumer Discretionary - 9.4%
Cablevision Systems Corp., Class A	14,000		$321,440
Comcast Corp., Class A	34,000		493,000
DISH Network Corp., Class A*	10,400		180,960
Ford Motor Co.*	27,600		193,200
Gap, Inc., The	11,400		243,276
Garmin, Ltd.	7,400	[2]	223,924
Genuine Parts Co.	4,800		167,952
Group 1 Automotive, Inc.	6,800		172,856
Home Depot, Inc., The	8,800		220,792
Isle of Capri Casinos, Inc.*	2,800		21,700
Liberty Global, Inc., Class A*	6,400	[2]	131,392
Liberty Media Corp., Interactive Group*	19,000		215,460
Lithia Motors, Inc., Class A	14,400		120,096
Lowe’s Companies, Inc.	7,200		140,904
McDonald’s Corp.	400		23,444
News Corp., Inc., Class A	11,000		126,720
Pre-Paid Legal Services, Inc.*	800		31,632
Rent-A-Center, Inc.*	6,800		124,848
Ross Stores, Inc.	4,600		202,446
Sally Beauty Holdings, Inc.*	19,000		128,250
Target Corp.	6,000		290,580
The Finish Line, Inc., Class A	12,800		129,792
Time Warner Cable, Inc.	2,660		104,910
Time Warner, Inc.	5,600		168,672
TJX Cos., Inc., The	7,400		276,390
UniFirst Corp.	1,000		42,070
Wonder Auto Technology, Inc.*	2,400		31,056
Wyndham Worldwide Corp.	12,200		208,010
Total Consumer Discretionary			4,735,772
Consumer Staples - 9.5%
American Italian Pasta Co.*	9,400		255,398
Andersons, Inc., The	4,600		142,738
Campbell Soup Co.	6,600		209,550
Central Garden & Pet Co., Class A*	21,600		204,336
Church & Dwight Co., Inc.	3,600		204,768
Coca-Cola Co., The	5,000		266,550
Colgate-Palmolive Co.	600		47,178
CVS Caremark Corp.	7,000		247,100
Del Monte Foods Co.	25,400		274,320
General Mills, Inc.	1,400		92,288
Kimberly-Clark Corp.	3,600		220,176
Kraft Foods, Inc.	10,600		291,712
Kroger Co., The	10,400		240,552
PepsiCo, Inc.	600		36,330
Philip Morris International, Inc.	2,600		123,136
Procter & Gamble Co., The	14,200		823,600
Reynolds American, Inc.	3,800		184,224
Sanderson Farms, Inc.	5,000		182,950
Walgreen Co.	5,200		196,716
Wal-Mart Stores, Inc.	12,000		596,160
Total Consumer Staples			4,839,782
Energy - 11.0%
Anadarko Petroleum Corp.	4,600		280,278
Cal Dive International, Inc.*	20,200		155,136
Chevron Corp.	8,600		658,244
Complete Production Services, Inc.*	10,200		97,206
ConocoPhillips Co.	7,200		361,296
CVR Energy, Inc.*	13,000		136,760
Exxon Mobil Corp.	22,000		1,576,740
Geokinetics, Inc.*	3,600		57,888
Hess Corp.	1,200		65,688
Marathon Oil Corp.	9,000		287,730
Nabors Industries, Ltd.*	9,600		199,968
National-Oilwell Varco, Inc.*	6,200		254,138
Occidental Petroleum Corp.	3,800		288,344
Oil States International, Inc.*	5,400		185,976
Pride International, Inc.*	7,800		230,568
Schlumberger, Ltd.	4,200		261,240
Stone Energy Corp.*	4,000		61,320
T-3 Energy Services, Inc.*	2,000		40,040
Williams Cos., Inc.	3,000		56,550
World Fuel Services Corp.	3,200		162,720
XTO Energy, Inc.	3,200		132,992
Total Energy			5,550,822
Financials - 15.1%
Advance America, Cash Advance Centers, Inc.	7,800		38,532
Aflac, Inc.	5,200		215,748
American Express Co.	4,800		167,232
American Financial Group, Inc.	7,400		182,040
American Physicians Capital, Inc.	800		22,624
Annaly Capital Management, Inc.	5,400		91,314
Anworth Mortgage Asset Corp.	18,000		128,340
Aon Corp.	5,000		192,550

The accompanying notes are an integral part of these financial statements.

15

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 15.1% (continued)
Arch Capital Group, Ltd.*	3,400		$229,058
Argo Group International Holdings, Ltd.*	4,200		142,632
Bank of America Corp.	21,200		309,096
Bank of New York Mellon Corp.	5,600		149,296
Blackrock, Inc.	1,400		303,086
Chubb Corp., The	5,200		252,304
Citigroup, Inc.	27,200		111,248
Community Bank System, Inc.	3,400		63,274
Delphi Financial Group, Inc., Class A	5,200		112,840
Dime Community Bancshares	6,200		68,138
Discover Financial Services	16,200		229,068
Doral Financial Corp.*	7,800		22,152
First American Corp.	6,800		206,652
Goldman Sachs Group, Inc.	2,000		340,340
Hudson City Bancorp, Inc.	15,200		199,728
JPMorgan Chase & Co.	24,600		1,027,542
MFA Financial, Inc.	24,800		184,016
Morgan Stanley Co.	5,400		173,448
NASB Financial, Inc.	1,400		34,440
Northern Trust Corp.	4,800		241,200
Oriental Financial Group, Inc.	24,400		259,860
PHH Corp.*	14,200		229,472
Public Storage, Inc.	1,400		103,040
Reinsurance Group of America, Inc.	3,200		147,520
Republic Bancorp, Inc., Class A	2,000		36,780
Santander BanCorp*	8,700		100,050
StanCorp Financial Group, Inc.	4,200		154,182
TD Ameritrade Holding Corp.*	10,600		204,580
Travelers Companies, Inc., The	9,200		458,068
UnumProvident Corp.	11,000		219,450
Wells Fargo & Co.	10,600		291,712
Total Financials			7,642,652
Health Care - 12.8%
American Medical Systems Holdings, Inc.*	8,200		126,444
Amgen, Inc.*	9,400		505,062
Baxter International, Inc.	2,800		151,368
Boston Scientific Corp.*	4,400		35,728
Cantel Medical Corp.*	9,200		147,752
Cardinal Health, Inc.	6,000		170,040
CareFusion Corp.*	3,000		67,110
DaVita, Inc.*	600		31,818
Eli Lilly and Co.	4,800		163,248
Emergency Medical Services Corp., Class A*	6,400		307,328
Forest Laboratories, Inc.*	8,000		221,360
Gentiva Health Services, Inc.*	4,600		110,400
Hi-Tech Pharmacal Co., Inc.*	10,200		186,048
Immunomedics, Inc.*	8,800		31,328
Johnson & Johnson	12,200		720,410
Kinetic Concepts, Inc.*	8,800		292,072
Matrixx Initiatives, Inc.*	11,800	[2]	53,100
McKesson Corp.	4,000		234,920
Medco Health Solutions, Inc.*	8,000		448,960
Odyssey HealthCare, Inc.*	2,800		39,032
PDL BioPharma, Inc.	40,000	[2]	336,400
Pfizer, Inc.	39,095		665,788
Pharmerica Corp.*	2,000	[2]	30,860
RehabCare Group, Inc.*	1,800		33,750
Schering-Plough Corp.	8,400		236,880
Sirona Dental Systems, Inc.*	5,200		139,932
Steris Corp.	5,600		163,856
Symmetry Medical, Inc.*	9,400		74,918
Thermo Fisher Scientific, Inc.*	2,000		90,000
UnitedHealth Group, Inc.	9,400		243,930
Universal Health Services, Inc., Class B	3,400		189,210
Valeant Pharmaceuticals International*	7,800	[2]	229,320
Total Health Care			6,478,372
Industrials - 10.1%
3M Co.	2,000		147,140
Acco Brands Corp.*	16,000		96,960
Aircastle, Ltd.	7,800		61,776
Apogee Enterprises, Inc.	7,200		95,328
Boeing Co., The	1,800		86,040
Burlington Northern Santa Fe Corp.	1,200		90,384
Chart Industries, Inc.*	7,200		142,344
CSX Corp.	1,800		75,924
Deluxe Corp.	6,800		96,764
Dollar Thrifty Automotive Group, Inc.*	13,600		251,736
EnerSys*	14,800		327,080
Flowserve Corp.	2,400		235,704
Gencorp, Inc.*	10,400		77,376
General Electric Co.	29,400		419,244
Hawaiian Holdings, Inc.*	14,200		100,678
Honeywell International, Inc.	3,600		129,204
International Shipholding Corp.	800		26,520
KBR, Inc.	7,600		155,572

The accompanying notes are an integral part of these financial statements.

16

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 10.1% (continued)
Lockheed Martin Corp.	3,000		$206,370
M&F Worldwide Corp.*	1,600		34,048
Powell Industries, Inc.*	3,400		125,052
R.R. Donnelley & Sons Co.	12,600		253,008
Raytheon Co.	5,000		226,400
Shaw Group, Inc., The*	9,800		251,468
Sterling Construction, Inc.*	2,000		32,260
Timken Co.	5,400		118,962
Trinity Industries, Inc.	8,200		138,416
Union Pacific Corp.	3,600		198,504
United Parcel Service, Inc., Class B	3,600		193,248
United Technologies Corp.	7,300		448,585
URS Corp.*	3,400		132,124
Watson Wyatt & Co.	3,600		156,888
Total Industrials			5,131,107
Information Technology - 20.2%
3Com Corp.*	39,000		200,460
Acxiom Corp.	7,000		80,360
Apple, Inc.*	2,600		490,100
Arris Group, Inc.*	26,400		270,864
Arrow Electronics, Inc.*	7,400		187,516
Avnet, Inc.*	7,400		183,372
Benchmark Electronics, Inc.*	1,600		26,880
Broadridge Financial Solutions, Inc.	7,800		162,318
CA, Inc.	15,800		330,536
Cirrus Logic, Inc.*	5,800		28,072
Cisco Systems, Inc.*	13,000		297,050
Compuware Corp.*	21,600		152,496
Dell, Inc.*	15,400		223,146
EarthLink, Inc.*	34,000		275,400
EMC Corp.*	17,000		279,990
Fidelity National Information Services, Inc.	9,200		200,192
Google, Inc.*	1,200		643,344
Harris Corp.	5,600		233,632
Harris Stratex Networks, Inc., Class A*	35,000		220,500
Hewlett-Packard Co.	12,800		607,488
i2 Technologies, Inc.*	8,400	[2]	132,216
Intel Corp.	32,200		615,342
International Business Machines Corp.	8,600		1,037,246
MasterCard, Inc., Class A	800		175,216
Microsoft Corp.	23,200		643,336
Multi-Fineline Electronix, Inc.*	1,600		43,600
Oracle Corp.	23,200		489,520
Radiant Systems, Inc.*	3,200		31,488
SeaChange International, Inc.*	4,600		31,142
STEC, Inc.*	6,000	[2]	127,920
Sybase, Inc.*	6,000		237,360
Symantec Corp.*	12,600		221,508
Synaptics, Inc.*	1,200	[2]	27,000
Tech Data Corp.*	7,600		292,068
Texas Instruments, Inc.	6,200		145,390
Visa, Inc., Class A	3,600		272,736
Western Digital Corp.*	5,800		195,344
Western Union Co., The	12,200		221,674
Xerox Corp.	22,400	[2]	168,448
Total Information Technology			10,202,270
Materials - 4.3%
Crown Holdings, Inc.*	7,400		197,210
Innophos Holdings, Inc.	5,400		104,490
International Paper Co.	11,400		254,334
KapStone Paper and Packaging Corp.*	7,600		52,744
NewMarket Corp.	1,600		149,600
Omnova Solutions, Inc.*	10,200		65,382
Owens-Illinois, Inc.*	6,000		191,280
P.H. Glatfelter Co.	6,200		65,534
Pactiv Corp.*	10,800		249,372
Praxair, Inc.	1,400		111,216
Rock-Tenn Co., Class A	4,200		183,960
Schweitzer-Mauduit International, Inc.	400		20,660
Stepan Co.	4,200		240,408
Walter Industries, Inc.	4,600		269,100
Total Materials			2,155,290
Telecommunication Services - 2.7%
AT&T, Inc.	27,600		708,492
iPCS, Inc.*	3,800		90,706
Qwest Communications International, Inc.	46,000	[2]	165,140
Verizon Communications, Inc.	13,400		396,506
Total Telecommunication Services			1,360,844
Utilities - 4.1%
Atmos Energy Corp.	5,000		139,250
Avista Corp.	5,200		98,592
Centerpoint Energy, Inc.	12,400		156,240
CMS Energy Corp.	24,800		329,840
Energen Corp.	7,400		324,712
Exelon Corp.	3,400		159,664

The accompanying notes are an integral part of these financial statements.

17

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Utilities - 4.1% (continued)
FirstEnergy Corp.	1,400		$60,592
FPL Group, Inc.	1,800		88,380
Mirant Corp.*	12,200	[2]	170,556
NRG Energy, Inc.*	5,200		119,548
Public Service Enterprise Group, Inc.	6,800		202,640
Sempra Energy	1,000		51,450
UGI Corp.	7,600		181,488
Total Utilities			2,082,952
Total Common Stocks (cost $49,400,470)			50,179,863
Short-Term Investments - 3.1%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	996,004		996,004
BNY Institutional Cash Reserves Fund, Series B*[3,4]	201,100		31,673
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13%	560,074		560,074
Total Short-Term Investments (cost $1,757,178)			1,587,751
Total Investments - 102.3% (cost $51,157,648)			51,767,614
Other Assets, less Liabilities - (2.3)%			(1,165,016)
Net Assets - 100.0%			$50,602,598

Note: Based on the cost of investments of $52,567,746 for Federal income tax purposes at October 31, 2009, the aggregate gross unrealized appreciation and depreciation were $4,193,247 and $4,993,379, respectively, resulting in net unrealized depreciation of investments of $800,132.

*	Non-income-producing securities.
[1]

Yield shown for each investment company below represents the October 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $1,134,103 or 2.2% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

The accompanying notes are an integral part of these financial statements.

18

Managers AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments

The Managers AMG FQ Global Alternatives Fund delivered modestly negative returns for the past fiscal year ended October 31, 2009. The Fund’s Class A shares returned -3.15% while the benchmark, Citigroup 1-Month U.S. Treasury Bill Index, returned 0.10% during this time. Please refer to the table on page 20 for returns of various share classes.

Global capital markets rebounded sharply after March 9th as the combination of coordinated government actions across the globe and near-zero short-term interest rates combined to slow the crisis. For the entire one-year period ended October 31, 2009, large-cap stocks outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 11.2%, 6.5%, 10.8%, and 5.1%, respectively. International stocks outperformed their domestic counterparts by a wide margin as the MSCI EAFE Index returned 27.7% thanks partly to weakness in the U.S. Dollar during this period. Over the same time period, REITs underperformed domestic U.S. equities as the Dow Jones U.S. Select REIT Index returned -0.3%. Fixed-income securities in the U.S. and abroad moved substantially higher during the period as investors capitalized on opportunities in various fixed-income segments, with the broad high quality indexes such as the Barclays Capital U.S. Aggregate Bond and the Barclays Capital Global Aggregate ex-US Indexes, returning 13.8% and 21.3%, respectively. Within the fixed-income markets, lower-quality securities posted the best results as investors took advantage of extraordinarily wide yield spreads. This is best exemplified by the 48.1% and 6.3% returns generated by the Barclays Capital US Corporate High Yield Index and the Barclays Capital U.S. Government –Treasury Index, respectively.

During this period, the Global Alternatives Fund delivered modestly negative performance but continued to provide a good, low correlation alternative to broader portfolios. Within the Fund, solid performance within the asset class and currency selection strategies was counteracted by neutral to negative performance within the Fund’s other two strategies; equity country selection and bond country selection. The asset class selection strategy was modestly tilted long to global equities throughout the fiscal year and while that strategy did not work effectively early on, the tilt has certainly been beneficial since the global equity rally began in early March. Most of the modestly negative performance within the equity country selection strategy was concentrated in the fourth quarter of 2008 and continued into the early part of this year where a short allocation to Canada and long positions to the Australian and Italian equity markets detracted from returns. The bond country selection strategy rallied nicely towards the latter portion of the fiscal year but not enough to completely overcome earlier losses due to a long position in U.S. Treasuries and short positions to the Canadian and U.K. sovereign debt markets. Despite the unsuccessful long position to the U.S. Dollar position over the last year, the currency strategy did add positive value by virtue of a number of other positions including gains coming late in the year from a long position to the New Zealand Dollar and a short position to the U.K. pound sterling.

The tactical risk allocation in the Fund has begun to fund its most compelling opportunities within the currency strategy and there have been some notable changes recently in currency positioning. For example, a long-held, mild short position to the Canadian Dollar recently had a significant move and is now the strongest short position within the currency strategy. All three currencies on the long side — Japanese Yen, New Zealand Dollars and U.S. Dollars — extended over the quarter, while a significant long position in Australian Dollars reversed into a slightly short position. Meanwhile, the risk budget in the stock country selection strategy sleeve increased modestly over the last several months. On the long side, positioning has broadened out in Hong Kong and the U.K. The Fund continues to hold a strong short position to the Swiss equity market. Within the bond country selection strategy, positioning remains largely consistent compared to earlier in the fiscal year and the risk allocation to this sleeve remains strong. However, short bond positions in Japan and Canada have recently expanded further. Finally, as previously noted, the Fund retains a modest long position in global equities relative to global bonds within its asset class selection strategy.

Cumulative Total Return Performance

Managers AMG FQ Global Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Citigroup 1-Month U.S. Treasury Bill Index (“1-Month Treasury Index”) measures returns of 1-month treasury bills. Unlike the Fund, the 1-Month Treasury Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 20 illustrates the performance of a hypothetical $10,000 investment made in the Class A shares (with load) of the Fund on March 30, 2006 (commencement of operations), to a $10,000 investment made in the 1-Month Treasury Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

19

Managers AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Global Alternatives Fund and the Citigroup 1-Month U.S. Treasury Bill Index since inception through October 31, 2009.

Average Total Returns [1]	One Year	Since Inception	Inception Date
Managers AMG FQ Global Alternatives Fund* [3,4,5,6,7]
No Load:
Class A	(3.15)%	2.65%	3/30/06
Class C	(3.86)%	1.88%	3/30/06
Citigroup 1-Month U.S. Treasury Bill Index [2]	0.10%	2.68%	3/31/06
With Load:
Class A	(8.72)%	0.97%	3/30/06
Class C	(4.76)%	1.88%	3/30/06

*	Commencement of operations was March 30, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]

Performance for the Citigroup 1-Month U.S. Treasury Bill Index reflects an inception date of March 31, 2006. The Citigroup 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Unlike the Fund, the Citigroup 1-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtors’ perceived ability to pay their creditors, and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[5]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

[6]

Investments in foreign securities and currency instruments are subject to additional risks such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations.

[7]	Class C Shares convert to an equal dollar value of Class A Shares at the end of the tenth year after purchase.

Not FDIC insured, nor bank guaranteed. May lose value.

20

Managers AMG FQ Global Essentials Fund

Portfolio Manager’s Comments

The Managers AMG FQ Global Essentials Fund delivered strong positive absolute and relative returns for the past fiscal year. The Fund returned 19.67% while its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index, returned 8.96% during this time.

Global capital markets rebounded sharply after March 10 as the combination of coordinated government actions across the globe and near-zero short-term interest rates combined to slow the crisis. For the entire one-year period, large-cap stocks outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 11.2%, 6.5%, 10.8%, and 5.1%, respectively. International stocks outperformed their domestic counterparts by a wide margin as the MSCI EAFE Index returned 27.7% thanks partly to weakness in the U.S. Dollar during this period. Over the same time period, REITs underperformed domestic U.S. equities as the Dow Jones U.S. Select REIT Index returned -0.3%. Fixed-income securities in the U.S. and abroad moved substantially higher during the period as investors capitalized on opportunities in various fixed-income segments, with the broad high-quality indexes such as the Barclays Capital U.S. Aggregate Bond and the Barclays Capital Global Aggregate ex-US Indexes, returning 13.8% and 21.3%, respectively. Within the fixed-income markets, lower-quality securities posted the best results as investors took advantage of extraordinarily wide spreads. This is best exemplified by the 48.1% and 6.3% returns generated by the Barclays Capital US Corporate High Yield Index and the Barclays Capital U.S. Government –Treasury Index, respectively.

The solid absolute and relative performance generated by the Fund during this period was led by both the asset allocation within the Fund (overweight to global equities) and strong positioning within the asset classes as well. In addition, towards the end of the fiscal year, the Fund’s Board of Trustees approved a change from the existing multi-manager subadvisor structure, which included First Quadrant L.P. (“First Quadrant”) as one of its subadvisors, to a single subadvisor structure with First Quadrant as the sole subadvisor. Utilizing a comprehensive global balanced investment discipline, First Quadrant has developed what we believe will improve results to our historic structure. The Fund will employ First Quadrant’s innovative “Essential Beta” investment strategy to provide a diversified, risk-balanced global market portfolio. We believe that the changes made will result in a Fund that will provide investors with a unique and innovative investment approach that will continue to meet the needs of a global balanced investor.

The Fund maintains an underweight to global equities relative to global fixed income as a result of the heightened risk environment in which we currently remain. Volatility has begun to fall, however, and a fall in volatility will lead to a rise in the equity allocation relative to the global fixed income allocation within the Fund.

Cumulative Total Return Performance

Managers AMG FQ Global Essentials Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Managers Global Essentials Fund Composite Hedged Index (“Hedged Index”) and the Managers Global Essentials Fund Composite Unhedged Index (“Unhedged Index”) are comprised of 60% MSCI World Index and 40% Citigroup World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009 the MSCI World Index consisted of 23 developed country indices. The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The returns shown for the Composite Index reflect no deduction of fees, expenses, or taxes. Unlike the Fund, these Indexes are unmanaged, are not available for investment, and do not incur expenses. The chart on page 22 illustrates the performance of a hypothetical $10,000 investment made in the Managers AMG FQ Global Essentials Fund on October 31, 1999, to a $10,000 investment made in the Hedged Index and the Unhedged Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

21

Managers AMG FQ Global Essentials Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Global Essentials Fund and the Managers Global Essentials Fund Composite Hedged Index from October 31, 1999 to October 31, 2009.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years
Managers AMG FQ Global Essentials Fund [2,3,4,5]	19.67%	1.39%	1.17%
Managers Global Essentials Fund Composite Hedged Index [6]	8.96%	2.46%	1.27%
Managers Global Essentials Fund Composite Unhedged Index [6]	18.81%	4.56%	3.26%
S&P 500 Index (former benchmark) [7]	9.80%	0.33%	(0.95)%
Managers Fremont Global Fund Composite Index (former benchmark) [7]	19.55%	4.19%	2.79%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]

Investments in foreign securities and currency instruments are subject to additional risks such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations.

[3]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.

[4]

Because the Fund invests in exchange-traded funds (ETFs) which incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.

[5]

Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.

[6]

The Composite Index is comprised of 60% MSCI World Index and 40% Citigroup World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009 the MSCI World Index consisted of 23 developed country indices. The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The returns shown for the Composite Index reflect no deduction of fees, expenses, or taxes.

[7]

Prior to September 28, 2009, the former benchmark was a Composite Index comprised of 65% of the MSCI World Index and 35% of the Barclays Capital Global Aggregate Index (formerly the Lehman Brothers Global Aggregate Index). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure global developed markets equity performance. The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The returns shown for the former Composite Index reflect no deduction of fees, expenses, or taxes. The S&P 500 Index is a market capitalization weighted index of 500 U.S. common stocks. The returns shown for the S&P 500 Index reflect no deduction of fees, expenses, or taxes.

Not FDIC insured, nor bank guaranteed. May lose value.

22

Managers AMG FQ Funds

Statements of Assets and Liabilities

October 31, 2009

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity
Assets:
Investments at value (including securities on loan valued at $1,799,064 and $1,134,103, respectively)*	$53,851,308	$51,767,614
Cash	—	5,750
Cash collateral for futures	—	77,000
Receivable for investments sold	145,339	—
Receivable for Fund shares sold	1,937	8,475
Dividends and other receivables	31,876	48,155
Prepaid expenses	13,248	16,627
Total assets	54,043,708	51,923,621
Liabilities:
Payable upon return of securities loaned	1,889,526	1,197,104
Payable for Fund shares repurchased	89,492	23,309
Payable for investments purchased	908,964	—
Payable for variation margin on futures	—	7,150
Accrued expenses:
Investment advisory and management fees	33,836	4,840
Administrative fees	—	11,277
Distribution fees	5,788	4,883
Professional fees	39,758	40,201
Other	21,862	32,259
Total liabilities	2,989,226	1,321,023
Net Assets	$51,054,482	$50,602,598
Net Assets Represent:
Paid-in capital	$96,074,292	$75,338,287
Undistributed net investment income	123,985	502,886
Accumulated net realized loss from investments and futures contracts	(50,140,267)	(25,845,325)
Net unrealized appreciation of investments and futures contracts	4,996,472	606,750
Net Assets	$51,054,482	$50,602,598
Class A Shares - Net Assets	$7,175,363	$18,587,613
Shares outstanding	716,715	2,081,504
Net asset value, offering and redemption price per share	$10.01	$8.93
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$10.62	$9.47
Class C Shares - Net Assets	$4,513,437	$840,275
Shares outstanding	457,112	95,119
Net asset value, offering and redemption price per share	$9.87	$8.83
Institutional Class Shares - Net Assets	$39,365,682	$31,174,710
Shares outstanding	3,942,497	3,468,149
Net asset value, offering and redemption price per share	$9.98	$8.99
* Investments at cost	$48,854,836	$51,157,648

The accompanying notes are an integral part of these financial statements.

23

Managers AMG FQ Global Alternatives Fund

Statement of Net Assets

October 31, 2009

	Principal Amount	Value
Assets:
Investments in Securities - 97.1%
U.S. Government Obligations - 7.5%[1,2]
U.S. Treasury Bills, 0.010%, 11/05/09	$6,380,000	$6,379,994
U.S. Treasury Bills, 0.030%, 01/07/10	1,100,000	1,099,959
U.S. Treasury Bills, 0.050%, 01/28/10	10,225,000	10,223,763

Total U.S. Government Obligations (cost $17,703,091)		17,703,716

	Shares
Exchange Traded Fund - 19.6%
S&P 500 SPDR Trust Series I (cost $39,230,480)	448,130	46,408,343
Short-Term Investments - 70.0%[3]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13%[4]	72,334,686	72,334,686
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.25%	92,988,983	92,988,983

Total Short-Term Investments (cost $165,323,669)		165,323,669
Total Investments in Securities (cost $222,257,240)		229,435,728
Receivable for Fund shares sold		3,818,916
Interest and other receivables		29,536
Receivable for variation margin on futures contracts		6,392,266
Unrealized gains on forward foreign currency contracts		9,766,347
Prepaid expenses		28,986
Total assets		249,471,779
Liabilities:
Payable for Fund shares repurchased		870,913
Payable for foreign currency contracts		41,977
Unrealized losses on forward foreign currency contracts		8,135,250
Payable for variation margin on futures contracts		3,731,055
Accrued expenses:
Investment advisory and management fees		230,943
Administrative fees		48,044
Distribution fees		67,047
Professional fees		67,647
Other		58,668
Total liabilities		13,251,544
Net Assets		$236,220,235
Net Assets Represent:
Paid-in capital		$236,392,412
Undistributed net investment loss		(1,589,131)
Accumulated net realized loss from investments, futures and foreign currency contracts		(10,392,804)
Net unrealized appreciation of investments, futures and foreign currency contracts and translations		11,809,758
Net Assets		$236,220,235
Class A Shares - Net Assets		$206,153,169
Shares outstanding		20,697,044
Net asset value and redemption price per share		$9.96
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))		$10.57
Class C Shares - Net Assets		$30,067,066
Shares outstanding		3,077,261
Net asset value and redemption price per share		$9.77

Note: Based on the cost of investments of $222,257,240 for Federal income tax purposes at October 31, 2009, the aggregate gross unrealized appreciation and depreciation were $7,178,488 and $0, respectively, resulting in net unrealized appreciation of investments of $7,178,488.

[1]	Securities held as collateral for futures contracts, amounting to a market value of $17,703,716, or 7.5% of net assets.
[2]	Yield shown represents yield to maturity at October 31, 2009.
[3]

Yield shown for each investment company listed below represents October 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[4]	A portion of this investment is held in a segregated account as collateral for forward currency contracts, amounting to a market value of $780,000, or 0.3% of net assets.

The accompanying notes are an integral part of these financial statements.

24

Managers AMG FQ Global Essentials Fund

Statement of Net Assets

October 31, 2009

	Principal Amount	Value
Assets:
Investments in Securities - 104.7%
U.S. Government Obligations - 32.8%
U.S. Treasury Bills, 0.19%, 01/07/10 [1,2]	$9,000,000	$8,999,838
U.S. Treasury Inflation Indexed Notes, 2.000%, 07/15/14	2,970,912	3,137,330
U.S. Treasury Inflation Indexed Notes, 2.375%, 04/15/11	1,635,209	1,693,081
U.S. Treasury Inflation Indexed Notes, 2.375%, 01/15/17	2,758,743	2,978,364
U.S. Treasury Inflation Indexed Notes, 2.500%, 07/15/16	2,499,432	2,719,110
U.S. Treasury Inflation Indexed Notes, 3.000%, 07/15/12	1,219,444	1,310,807
U.S. Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	554,194	534,710
U.S. Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	3,150,655	3,355,693
U.S. Treasury Inflation Indexed Bonds, 3.375%, 04/15/32	1,392,079	1,727,702

Total U.S. Government Obligations (cost $26,201,187)		26,456,635

	Shares
Exchange Traded Funds - 7.8%
SPDR DB International Government Inflation-Protected Bond [3]	58,318	3,304,881
Vanguard REIT [3]	74,500	2,948,710

Total Exchange Traded Funds (cost $6,333,809)		6,253,591
Short-Term Investments - 64.1%[4]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[5]	3,385,012	3,385,012
BNY Institutional Cash Reserves Fund, Series B*5, [6]	103,687	16,331
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13%	48,289,648	48,289,648

Total Short-Term Investments (cost $51,778,347)		51,690,991
Total Investments (cost $84,313,343)		84,401,217
Receivable for investments sold		2,786
Receivable for Fund shares sold		625
Interest and other receivables		177,333
Receivable for variation margin on futures contracts		452,811
Prepaid expenses		10,833
Total assets		85,045,605
Liabilities:
Payable for Fund shares repurchased		50,486
Payable upon return of securities loaned		3,488,699
Payable for variation margin on futures contracts		764,684
Accrued expenses:
Investment advisory and management fees		38,012
Administrative fees		17,449
Professional fees		47,266
Other		54,581
Total liabilities		4,461,177
Net Assets		$80,584,428
Net Assets Represent:
Paid-in capital		$148,703,298
Undistributed net investment income		710,456
Accumulated net realized loss from investments, futures and foreign currency contracts		(67,666,587)
Net unrealized depreciation of investments, futures and translations		(1,162,739)
Net Assets		$80,584,428
Shares outstanding		7,219,012
Net asset value and redemption price per share		$11.16

Note: Based on the cost of investments of $84,313,347 for Federal income tax purposes at October 31, 2009, the aggregate gross unrealized appreciation and depreciation were $168,092 and $80,222, respectively, resulting in net unrealized appreciation of investments of $87,870.

*	Non-income-producing securities.
[1]	Security held as collateral for futures contracts, amounting to a market value of $8,999,838, or 11.2% of net assets.
[2]	Yield shown represents yield to maturity at October 31, 2009.
[3]	Some or all of these shares, amounting to a market value of $3,354,879, or 4.2% of net assets, were out on loan to various brokers.
[4]

Yield shown for each investment company listed below represents October 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[5]	Collateral received from brokers for securities lending was invested in these short-term investments.
[6]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

The accompanying notes are an integral part of these financial statements.

25

Managers AMG FQ Funds

Statements of Operations

For the fiscal year ended October 31, 2009

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity	FQ Global Alternatives	FQ Global Essentials
Investment Income:
Dividend income	$883,596	$1,163,638	$2,122,129	$1,274,056
Dividend income from affiliate	—	—	—	2,830,865
Interest income	—	—	—	83,687
Securities lending fees	15,506	27,658	—	15,693
Foreign withholding tax	(118)	(78)	—	(95,309)
Total investment income	898,984	1,191,218	2,122,129	4,108,992
Expenses:
Investment advisory and management fees	452,805	174,948	3,241,548	429,572
Administrative fees	—	124,963	476,698	178,988
Distribution fees Class A	22,759	48,071	419,266	—
Distribution fees Class C	52,565	10,289	229,729	—
Interest expense on futures	—	—	63,305	—
Transfer agent	45,788	86,931	145,158	54,561
Professional fees	42,869	43,248	90,637	42,395
Registration fees	38,972	35,266	43,648	18,203
Custodian	22,350	38,361	35,108	94,874
Reports to shareholders	15,777	6,265	57,687	8,134
Trustees fees and expenses	5,820	4,644	19,586	6,964
Miscellaneous	7,386	6,365	9,326	5,920
Total expenses before offsets	707,091	579,351	4,831,696	839,611
Fee waivers	—	—	(41,520)	(162,979)
Expense reimbursements	(101,952)	(124,476)	(797,699)	(4,809)
Expense reductions	(369)	(526)	(3,878)	(13,879)
Net expenses	604,770	454,349	3,988,599	657,944
Net investment income (loss)	294,214	736,869	(1,866,470)	3,451,048
Net Realized and Unrealized Gain (Loss):
Net realized loss on investment transactions	(22,958,298)	(15,696,334)	(3,333,106)	(15,906,860)
Net realized gain (loss) on futures contracts	—	(48,484)	(18,006,514)	73,018
Net realized gain (loss) on foreign currency contracts and translations	—	—	7,743,396	(103,201)
Net unrealized appreciation of investments	21,787,050	16,587,102	10,588,232	25,749,761
Net unrealized appreciation (depreciation) of futures contracts	—	67,978	5,490,007	(1,259,814)
Net unrealized appreciation (depreciation) of foreign currency contracts and translations	—	—	(4,555,555)	9,346
Net realized and unrealized gain (loss)	(1,171,248)	910,262	(2,073,540)	8,562,250
Net Increase (Decrease) in Net Assets Resulting from Operations	$(877,034)	$1,647,131	$(3,940,010)	$12,013,298

The accompanying notes are an integral part of these financial statements.

26

Managers AMG FQ Funds

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	FQ Tax-Managed U.S. Equity		FQ U.S. Equity
	2009	2008	2009	2008
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$294,214	$877,114	$736,869	$1,077,680
Net realized loss on investments, futures, foreign currency contracts and translations	(22,958,298)	(9,642,674)	(15,744,818)	(10,174,159)
Net unrealized appreciation (depreciation) of investments, futures, foreign currency contracts and translations	21,787,050	(43,337,251)	16,655,080	(26,998,895)
Net increase (decrease) in net assets resulting from operations	(877,034)	(52,102,811)	1,647,131	(36,095,374)
Distributions to Shareholders:
From net investment income	(842,465)	(537,697)	(912,255)	(1,004,699)
From net realized gain on investments	—	—	—	(10,995,141)
Total distributions to shareholders	(842,465)	(537,697)	(912,255)	(11,999,840)
From Capital Share Transactions:
Proceeds from the sale of shares	7,327,541	35,754,385	5,551,496	18,968,205
Reinvestment of dividends and distributions	744,847	454,409	890,957	11,587,804
Cost of shares repurchased	(26,207,210)	(41,462,127)	(15,833,671)	(30,215,539)
Net increase (decrease) from capital share transactions	(18,134,822)	(5,253,333)	(9,391,218)	340,470
Total decrease in net assets	(19,854,321)	(57,893,841)	(8,656,342)	(47,754,744)
Net Assets:
Beginning of year	70,908,803	128,802,644	59,258,940	107,013,684
End of year	$51,054,482	$70,908,803	$50,602,598	$59,258,940
End of year undistributed net investment income	$123,985	$675,684	$502,886	$677,554

Share Transactions:
Sale of shares	845,794	2,517,854	723,380	1,781,746
Reinvestment of dividends and distributions	85,675	28,638	116,028	881,812
Shares repurchased	(2,927,306)	(3,114,114)	(2,040,442)	(2,733,178)
Net decrease in shares	(1,995,837)	(567,622)	(1,201,034)	(69,620)

The accompanying notes are an integral part of these financial statements.

27

Managers AMG FQ Funds

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	FQ Global Alternatives		FQ Global Essentials
	2009	2008	2009	2008
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(1,866,470)	$142,091	$3,451,048	$4,426,224
Net realized gain (loss) on investments, futures and foreign currency transactions	(13,596,224)	3,888,830	(15,937,043)	(8,505,421)
Net unrealized appreciation (depreciation) of investments, futures and foreign currency translations	11,522,684	2,778,850	24,499,293	(54,049,244)
Net increase (decrease) in net assets resulting from operations	(3,940,010)	6,809,771	12,013,298	(58,128,441)
Distributions to Shareholders:
From net investment income	(11,141,269)	(121,939)	(3,637,680)	(4,898,251)
From net realized gain on investments	—	(447,105)	—	—
Total distributions to shareholders	(11,141,269)	(569,044)	(3,637,680)	(4,898,251)
From Capital Share Transactions:
Proceeds from the sale of shares[1]	281,611,581	81,169,035	5,118,790	4,188,647
Reinvestment of dividends and distributions	7,669,693	354,090	3,606,451	4,836,471
Cost of shares repurchased	(139,340,041)	(31,583,474)	(14,854,983)	(42,764,695)
Net increase (decrease) from capital share transactions	149,941,233	49,939,651	(6,129,742)	(33,739,577)
Total increase (decrease) in net assets	134,859,954	56,180,378	2,245,876	(96,766,269)
Net Assets:
Beginning of year	101,360,281	45,179,903	78,338,552	175,104,821
End of year	$236,220,235	$101,360,281	$80,584,428	$78,338,552
End of year undistributed net investment income (loss)	$(1,589,131)	$4,977,692	$710,456	$716,819

Share Transactions:
Sale of shares	28,043,294	7,747,805	465,056	305,414
Reinvestment of dividends and distributions	771,498	35,643	398,063	312,116
Shares repurchased	(14,277,061)	(3,101,019)	(1,621,368)	(3,256,235)
Net increase (decrease) in shares	14,537,731	4,682,429	(758,249)	(2,638,705)

[1]	For the fiscal year ended October 31, 2009, the proceeds from the sale of shares for FQ Global Essentials includes the receipt of a market timing settlement of $288,873.

The accompanying notes are an integral part of these financial statements.

28

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$9.99	$16.80	$13.93	$11.89	$9.94
Income from Investment Operations:
Net investment income	0.07	0.13	0.06	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.07	(6.87)	2.82	2.03	2.04
Total from investment operations	0.14	(6.74)	2.88	2.06	2.05
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.07)	(0.01)	(0.02)	(0.10)
Net Asset Value, End of Year	$9.98	$9.99	$16.80	$13.93	$11.89
Total Return[1]	1.65%	(40.26)%	20.68%	17.37%	20.75%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	0.69%	0.92%	0.37%	0.23%	0.04%
Portfolio turnover	147%	136%	65%	98%	105%
Net assets at end of year (000’s omitted)	$39,366	$48,882	$95,510	$82,975	$55,377

Expense Offsets:[2]
Ratio of total expenses to average net assets	1.18%	1.03%	1.07%	1.11%	1.21%
Ratio of net investment income (loss) to average net assets	0.50%	0.88%	0.29%	0.12%	(0.17)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements, fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

29

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period year

	For the fiscal year ended October 31,			For the fiscal period ended October 31, 2006 *
Class A Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$9.99	$16.75	$13.91	$13.01
Income from Investment Operations:
Net investment income	0.09	0.10	0.02	0.00 [5]
Net realized and unrealized gain (loss) on investments	0.04	(6.81)	2.82	0.90
Total from investment operations	0.13	(6.71)	2.84	0.90
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.05)	—	—
Net Asset Value, End of Period	$10.01	$9.99	$16.75	$13.91
Total Return[1]	1.53%	(40.15)%[6]	20.42%	6.92%[2]
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%[3]
Ratio of net investment income (loss) to average net assets[1]	0.45%	0.67%	0.30%	(0.11)%[3]
Portfolio turnover	147%	136%	65%	98%[2]
Net assets at end of period (000’s omitted)	$7,175	$15,334	$23,803	$574

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.43%	1.28%	1.32%	1.40%[3]
Ratio of net investment income (loss) to average net assets	0.26%	0.63%	0.22%	(0.27)%[3]

	For the fiscal year ended October 31,			For the fiscal period ended October 31, 2006 *
Class C Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$9.82	$16.53	$13.83	$13.01
Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.02)	0.00 [5]	(0.03)
Net realized and unrealized gain (loss) on Investments	0.09	(6.69)	2.70	0.85
Total from investment operations	0.06	(6.71)	2.70	0.82
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	—
Net Asset Value, End of Period	$9.87	$9.82	$16.53	$13.83
Total Return[1]	0.66%	(40.56)%	19.52%[6]	6.30%[2]
Ratio of net expenses to average net assets	1.99%	1.99%	1.99%	1.99%[3]
Ratio of net investment loss to average net assets[1]	(0.31)%	(0.09)%	(0.36)%	(0.91)%[3]
Portfolio turnover	147%	136%	65%	98%[2]
Net assets at end of period (000’s omitted)	$4,513	$6,693	$9,490	$941

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.18%	2.03%	2.07%	2.15%[3]
Ratio of net investment loss to average net assets	(0.50)%	(0.13)%	(0.44)%	(1.06)%[3]

*	Class A and Class C shares commenced operations on March 1, 2006. (See Notes to Financial Statements.)
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Not annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Rounds to less than $0.01.
[6]	The Total Return is based on the Financial Statement Net Asset Value as shown above.

30

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.68	$15.49	$14.90	$12.93	$11.62
Income from Investment Operations:
Net investment income	0.14	0.19	0.15	0.17	0.20
Net realized and unrealized gain (loss) on investments	0.32	(5.23)	2.11	2.49	1.26
Total from investment operations	0.46	(5.04)	2.26	2.66	1.46
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.16)	(0.16)	(0.18)	(0.15)
Net realized gain on investments	—	(1.61)	(1.51)	(0.51)	—
Total distributions to shareholders	(0.15)	(1.77)	(1.67)	(0.69)	(0.15)
Net Asset Value, End of Year	$8.99	$8.68	$15.49	$14.90	$12.93
Total Return[1]	5.56%	(36.43)%	16.54%	21.44%	12.64%
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.85%
Ratio of net investment income to average net assets[1]	1.58%	1.36%	0.96%	1.23%	1.49%
Portfolio turnover	151%	227%	106%	89%	105%
Net assets at end of year (000’s omitted)	$31,175	$35,135	$82,915	$78,068	$72,470

Expense Offsets:[2]
Ratio of total expenses to average net assets	1.04%	0.91%	0.83%	0.82%	—
Ratio of net investment income to average net assets	1.33%	1.24%	0.92%	1.19%	—

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements, fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

31

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year period

	For the fiscal year ended October 31,			For the fiscal period ended October 31, 2006*
Class A Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$8.63	$15.43	$14.88	$13.53
Income from Investment Operations:
Net investment income	0.11	0.09	0.17	0.01
Net realized and unrealized gain (loss) on investments	0.32	(5.14)	2.05	1.34
Total from investment operations	0.43	(5.05)	2.22	1.35
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.14)	(0.16)	—
Net realized gain on investments	—	(1.61)	(1.51)	—
Total distributions to shareholders	(0.13)	(1.75)	(1.67)	—
Net Asset Value, End of Period	$8.93	$8.63	$15.43	$14.88
Total Return[1]	5.21%	(36.64)%	16.28%	9.98%[2]
Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.04%[3]
Ratio of net investment income to average net assets[1]	1.35%	1.07%	0.56%	0.63%[3]
Portfolio turnover	151%	227%	106%	89%[2]
Net assets at end of period (000’s omitted)	$18,588	$22,966	$21,773	$371

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.29%	1.16%	1.08%	1.13%[3]
Ratio of net investment income to average net assets	1.10%	0.95%	0.52%	0.54%[3]

	For the fiscal year ended October 31,			For the fiscal period ended October 31, 2006*
Class C Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$8.52	$15.27	$14.85	$13.53
Income from Investment Operations:
Net investment income	0.06	0.04	0.13	0.00 [5]
Net realized and unrealized gain (loss) on investments	0.31	(5.13)	1.96	1.32
Total from investment operations	0.37	(5.09)	2.09	1.32
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.05)	(0.16)	—
Net realized gain on investments	—	(1.61)	(1.51)	—
Total distributions to shareholders	(0.06)	(1.66)	(1.67)	—
Net Asset Value, End of Period	$8.83	$8.52	$15.27	$14.85
Total Return[1]	4.42%	(37.12)%	15.35%	9.76%[2]
Ratio of net expenses to average net assets	1.79%	1.79%	1.79%	1.79%[3]
Ratio of net investment income (loss) to average net assets[1]	0.67%	0.37%	(0.13)%	0.16%[3]
Portfolio turnover	151%	227%	106%	89%[2]
Net assets at end of period (000’s omitted)	$840	$1,158	$2,326	$97

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.04%	1.91%	1.83%	1.88%[3]
Ratio of net investment income (loss) to average net assets	0.42%	0.25%	(0.17)%	(0.07)%[3]

*	Class A and Class C shares commenced operations on March 1, 2006. (See Notes to Financial Statements.)
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Not annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Rounds to less than $0.01.

32

Managers AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,			For the fiscal period ended October 31, 2006 *
Class A Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$11.00	$9.94	$9.73	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.09)[6]	0.04 [6]	0.18 [6]	0.16
Net realized and unrealized gain (loss) on investments	(0.27)[6]	1.15 [6]	0.22 [6]	(0.43)
Total from investment operations	(0.36)	1.19	0.40	(0.27)
Less Distributions to Shareholders from:
Net investment income	(0.68)[7]	(0.03)	(0.19)	—
Net realized gain on investments	—	(0.10)	—	—
Total distributions to shareholders	(0.68)	(0.13)	(0.19)	—
Net Asset Value, End of Period	$9.96	$11.00	$9.94	$9.73
Total Return[1]	(3.15)%	12.17%[5]	4.11%[5]	(2.70)%[2]
Ratio of net expenses to average net assets	2.00%	2.26%	2.50%	2.50%[3]
Ratio of net investment income (loss) to average net assets[1]	(0.88)%	0.36%	1.72%	1.38%[3]
Portfolio turnover	77%	133%	104%	48%[2]
Net assets at end of period (000’s omitted)	$206,153	$89,232	$37,716	$20,661

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.44%	2.45%	2.56%	3.20%[3]
Ratio of net investment income (loss) to average net assets	(1.32)%	0.17%	1.66%	0.68%[3]

	For the fiscal year ended October 31,			For the fiscal period ended October 31, 2006 *
Class C Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.81	$9.82	$9.69	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.16)[6]	(0.04)[6]	0.11 [6]	0.02
Net realized and unrealized gain (loss) on investments	(0.26)[6]	1.13 [6]	0.21 [6]	(0.33)
Total from investment operations	(0.42)	1.09	0.32	(0.31)
Less Distributions to Shareholders from:
Net investment income	(0.62)[7]	(0.01)	(0.19)	—
Net realized gain on investments	—	(0.09)	—	—
Total distributions to shareholders	(0.62)	(0.10)	(0.19)	—
Net Asset Value, End of Period	$9.77	$10.81	$9.82	$9.69
Total Return[1]	(3.86)%	11.31%[5]	3.30%[5]	(3.10)%[2]
Ratio of net expenses to average net assets	2.75%	3.02%	3.25%	3.25%[3]
Ratio of net investment income (loss) to average net assets[1]	(1.68)%	(0.38)%	1.03%	1.03%[3]
Portfolio turnover	77%	133%	104%	48%[2]
Net assets at end of period (000’s omitted)	$30,067	$12,128	$7,464	$695

Expense Offsets:[4]
Ratio of total expenses to average net assets	3.19%	3.21%	3.31%	3.52%[3]
Ratio of net investment income (loss) to average net assets	(2.12)%	(0.57)%	0.97%	0.76%[3]

*	Commencement of operations was on March 30, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Not annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursements/ recoupments or fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Per share numbers have been calculated using average shares.
[7]

The per share net investment income distribution shown for Class A shares and Class C shares includes $0.67 and $0.61, respectively, of distributions from foreign currency gains. (See Note 1(d) of Notes to Financial Statements.)

33

Managers AMG FQ Global Essentials Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Global Essentials Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$9.82	$16.49	$14.24	$13.19	$12.19
Income from Investment Operations:
Net investment income	0.47 [3]	0.45 [3]	0.08	0.27	0.46
Net realized and unrealized gain (loss) on investments	1.35 [3]	(6.65)[3]	2.31	1.48	0.69
Total from investment operations	1.82	(6.20)	2.39	1.75	1.15
Less Distributions to Shareholders from:
Net investment income	(0.48)	(0.47)	(0.14)	(0.70)	(0.15)
Net Asset Value, End of Year	$11.16	$9.82	$16.49	$14.24	$13.19
Total Return [1]	19.67%	(38.66)%	16.94%	13.67%	9.79%
Ratio of net expenses to average net assets	0.92%	0.80%	0.90%	1.11%	1.09%
Ratio of net investment income to average net assets [1]	4.82%	3.18%	0.52%	1.68%	1.56%
Portfolio turnover	213%	143%	123%	60%	108%
Net assets at end of year (000’s omitted)	$80,584	$78,339	$175,105	$182,387	$183,197

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.17%	1.08%	1.10%	1.13%	1.10%
Ratio of net investment income to average net assets	4.57%	2.90%	0.32%	1.67%	1.56%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

34

Managers AMG FQ Funds

Notes to Financial Statements

October 31, 2009

1. Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”), Managers AMG FQ U.S. Equity Fund (“U.S. Equity”), Managers AMG FQ Global Alternatives Fund (“Global Alternatives”) and Managers AMG FQ Global Essentials Fund (“Global Essentials”) (formerly Managers Fremont Global Fund), collectively the “Funds.”

Each Fund except Global Essentials offers Class A and Class C shares. In addition, Tax-Managed and U.S. Equity offer an Institutional Class. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class A and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Tax-Managed and U.S. Equity Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

At a meeting held September 10-11, 2009, the Board of Trustees approved the following changes effective September 28, 2009, for Global Essentials: (1) a name change from Managers Fremont Global Fund to Managers AMG FQ Global Essentials Fund; (2) the implementation of a new investment strategy and a change in the Fund’s benchmark; and (3) implementation of a new contractual expense limitation to limit total annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) to 0.99% of the Fund’s average daily net assets.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities

35

Managers AMG FQ Funds

Notes to Financial Statements (continued)

and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Tax-Managed
Investments in Securities
Common Stocks [1]	$50,947,687	—	—	$50,947,687
Short-Term Investments	2,853,139	$50,482	—	2,903,621

Total Investments in Securities	$53,800,826	$50,482	—	$53,851,308

	Level 1	Level 2	Level 3	Total
U.S. Equity
Investments in Securities
Common Stocks [1]	$50,179,863	—	—	$50,179,863
Short-Term Investments	1,556,078	$31,673	—	1,587,751

Total Investments in Securities	51,735,941	31,673	—	51,767,614
Other Financial Instruments [2]	—	(3,216)	—	(3,216)

Totals	$51,735,941	$28,457	—	$51,764,398

36

Managers AMG FQ Funds

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
Global Alternatives
Investments in Securities
US Government Obligations	—	$17,703,716	—	$17,703,716
Exchange Traded Funds	$46,408,343	—	—	46,408,343
Short-Term Investments	165,323,669	—	—	165,323,669

Total Investments in Securities	211,732,012	17,703,716	—	229,435,728
Other Financial Instruments [2]	3,043,368	1,631,097	—	4,674,465

Totals	$214,775,380	$19,334,813	—	$234,110,193

	Level 1	Level 2	Level 3	Total
Global Essentials
Investments in Securities
US Government Obligations	—	$26,456,635	—	$26,456,635
Exchange Traded Funds	$6,253,591	—	—	6,253,591
Short-Term Investments	48,289,648	16,331	—	48,305,979

Total Investments in Securities	54,543,239	26,472,966	—	81,016,205
Other Financial Instruments [2]	(1,259,814)	—	—	(1,259,814)

Totals	$53,283,425	$26,472,966	—	$79,756,391

[1]	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
[2]

Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The fair values of derivative instruments at October 31, 2009 for U.S. Equity, Global Alternatives and Global Essentials were as follows:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

U.S. Equity	Equity contracts	Receivable for variation margin on futures*	—	Payable for variation margin on futures*	$7,150

Global Alternatives	Equity contracts	Receivable for variation margin on futures*	$2,153,581	Payable for variation margin on futures*	$1,638,597

	Interest Rate Contracts	Receivable for variation margin on futures*	4,238,685	Payable for variation margin on futures*	2,092,458

	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	9,766,347	Unrealized depreciation of foreign currency contracts	8,135,250

		Totals	$16,158,613		$11,866,305

Global Essentials	Equity contracts	Receivable for variation margin on futures*	$65,437	Payable for variation margin on futures*	$728,043

	Interest Rate Contracts	Receivable for variation margin on futures*	387,374	Payable for variation margin on futures*	36,641

		Totals	$452,811		$764,684

*	Includes only the current day’s variation margin for fixed futures. For non-fixed futures, the variation margin includes the unrealized appreciation/depreciation of the future. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

37

Managers AMG FQ Funds

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2009, the effect of derivative instruments on the Statement of Operations for U.S. Equity, Global Alternatives and Global Essentials and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
U.S. Equity	Equity contracts	$(48,484)	—	$(48,484)

Global Alternatives	Equity contracts	$(12,660,472)	—	$(12,660,472)
	Interest rate contracts	(5,346,042)	—	(5,346,042)
	Foreign exchange contracts	—	$9,057,383	9,057,383

	Totals	$(18,006,514)	$9,057,383	$(8,949,131)

Global Essentials	Equity contracts	$145,468	—	$145,468
	Interest rate contracts	(72,450)	—	(72,450)
	Foreign exchange contracts	—	$(140,194)	(140,194)

	Totals	$73,018	$(140,194)	$(67,176)

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
U.S. Equity	Equity contracts	$67,978	—	$67,978

Global Alternatives	Equity contracts	$925,412	—	$925,412
	Interest rate contracts	4,564,595	—	4,564,595
	Foreign exchange contracts	—	$(4,527,315)	(4,527,315)

	Totals	$5,490,007	$(4,527,315)	$962,692

Global Essentials	Equity contracts	$(998,160)	—	$(998,160)
	Interest rate contracts	(261,654)	—	(261,654)
	Foreign exchange contracts	—	$8,576	8,576

	Totals	$(1,259,814)	$8,576	$(1,251,238)

38

Managers AMG FQ Funds

Notes to Financial Statements (continued)

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the fiscal year ended October 31, 2009, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: US Equity - $150 and Global Essentials - $13,267 or 0.02%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2009, the custodian expense was reduced as follows: Tax-Managed - $0, U.S. Equity - $35, Global Alternatives - $2,615, and Global Essentials - $132.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2009, overdraft fees for Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials equaled $1,972, $1,252, $0 and $223, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2009, the transfer agent expense was reduced as follows: Tax-Managed - $369, U.S. Equity - $341, Global Alternatives - $1,263 and Global Essentials - $480.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio- Capital Share Class. For the fiscal year ended October 31, 2009, the management fee was reduced as follows: Tax-Managed - $0, U.S. Equity -$0, Global Alternatives - $41,520 and Global Essentials - $0.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

39

Managers AMG FQ Funds

Notes to Financial Statements (continued)

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 were as follows:

	Tax-Managed Equity		U.S. Equity		Global Alternatives		Global Essentials
	2009	2008	2009	2008	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$842,465	$537,697	$912,255	$1,004,699	$11,141,269	$121,939	$3,637,680	$4,898,251
Short-term capital gains	—	—	—	3,272,050	—	—	—	—
Long-term capital gains	—	—	—	7,723,091	—	447,105	—	—

Totals	$842,465	$537,697	$912,255	$11,999,840	$11,141,269	$569,044	$3,637,680	$4,898,251

As of October 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Tax-Managed Equity	U.S. Equity	Global Alternatives	Global Essentials
Capital loss carryforward	$50,140,266	$24,444,445	$8,472,046	$68,021,939
Undistributed ordinary income	123,985	508,888	—	710,456
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of October 31, 2009, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Tax-Managed	$22,952,633	2017
	9,627,945	2016
	17,559,688	2010

Total	$50,140,266

U.S. Equity	$16,764,174	2017
	7,680,271	2016

Total	$24,444,445

Global Alternatives	$8,295,120	2017
	176,926	2016

Total	$8,472,046

Global Essentials	$19,440,810	2017
	5,312,619	2016
	43,268,510	2011

Total	$68,021,939

For the fiscal year ended October 31, 2009, Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials utilized capital loss carryovers in the amounts of $0, $0, $0 and $0, respectively.

40

Managers AMG FQ Funds

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The capital stock transactions by class for Tax-Managed, U.S. Equity, and Global Alternatives for the fiscal years ended October 31, 2009 and 2008 were as follows:

	Tax-Managed				U.S. Equity
	2009		2008		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	395,887	$3,454,064	1,083,470	$15,075,982	585,836	$4,439,785	1,566,421	$16,619,942
Reinvestment of dividends and distributions	8,544	74,589	1,904	30,137	41,408	317,181	174,679	2,290,036
Shares repurchased	(1,223,343)	(11,130,161)	(971,029)	(12,672,266)	(1,208,396)	(9,460,890)	(489,573)	(5,432,086)

Net increase (decrease)	(818,912)	$(7,601,508)	114,345	$2,433,853	(581,152)	$(4,703,924)	1,251,527	$13,477,892

Class C Shares
Sale of shares	84,469	$726,778	344,329	$4,887,814	71,446	$571,849	28,722	$347,005
Reinvestment of dividends and distributions	482	4,176	—	—	766	5,838	8,512	110,908
Shares repurchased	(309,608)	(2,785,487)	(236,813)	(3,098,613)	(113,020)	(857,531)	(53,602)	(642,435)

Net increase (decrease)	(224,657)	$(2,054,533)	107,516	$1,789,201	(40,808)	$(279,844)	(16,368)	$(184,522)

Institutional Class
Sale of shares	365,438	$3,146,699	1,090,055	$15,790,589	66,098	$539,862	186,603	$2,001,258
Reinvestment of dividends and distributions	76,649	666,082	26,734	424,272	73,854	567,938	698,621	9,186,860
Shares repurchased	(1,394,355)	(12,291,562)	(1,906,272)	(25,691,248)	(719,026)	(5,515,250)	(2,190,003)	(24,141,018)

Net decrease	(952,268)	$(8,478,781)	(789,483)	$(9,476,387)	(579,074)	$(4,407,450)	(1,304,779)	$(12,952,900)

	Global Alternatives
	2009		2008
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	25,672,311	$258,404,171	6,997,102	$73,521,698
Reinvestment of dividends and distributions	719,845	7,162,463	30,757	306,011
Shares repurchased	(13,809,688)	(134,816,815)	(2,707,381)	(27,611,339)

Net increase	12,582,468	$130,749,819	4,320,478	$46,216,370

Class C Shares
Sale of shares	2,370,983	$23,207,410	750,703	$7,647,337
Reinvestment of dividends and distributions	51,653	507,230	4,886	48,079
Shares repurchased	(467,373)	(4,523,226)	(393,638)	(3,972,135)

Net increase	1,955,263	$19,191,414	361,951	$3,723,281

41

Managers AMG FQ Funds

Notes to Financial Statements (continued)

At October 31, 2009, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares as follows:

Fund	Class A	Class C	Institutional Class
Tax-Managed	2 collectively own 39%	3 collectively own 74%	2 collectively own 35%
U.S. Equity	None	4 collectively own 59%	None
Global Alternatives	2 collectively own 31%	3 collectively own 85%	N/A

At October 31, 2009, Global Essentials had no shareholders of record that held greater than 10% of the outstanding shares.

h. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by First Quadrant, L.P. (“First Quadrant” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and First Quadrant with respect to each of the Funds. AMG indirectly owns a majority interest in First Quadrant.

Tax-Managed is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

U.S. Equity, Global Alternatives and Global Essentials are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.35%, 1.70% and 0.60%, respectively, of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as subadvisor. Effective September 28, 2009, Managers Fremont Global redeemed its position in the Managers Global Bond Fund. As a result, the Investment Manager stopped waiving its entire management fee with respect to those assets invested in Managers Global Bond Fund. The amount waived for the period November 1, 2008 to September 27, 2009 was $122,234.

The Investment Manager has contractually agreed, through at least March 1, 2010, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) will be limited to the following amounts of the Funds’ average daily net assets:

Fund	Class A	Class C	Institutional Class
Tax-Managed	1.24%	1.99%	0.99%
U.S. Equity	1.04%	1.79%	0.79%
Global Alternatives	1.99%	2.74%	N/A

At a meeting held on September 10-11, 2009, the Trust’s Board of Trustees approved a contractual expense limitation with respect to Global Essentials. Effective September 28, 2009, the Investment Manager contractually agreed, through at least March 1, 2011, to waive management fees and or/reimburse Fund expenses in order to limit net annual Fund operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.99% of the Fund’s average daily net assets. Prior to September 28, 2009, the Fund had no expense limitation.

42

Managers AMG FQ Funds

Notes to Financial Statements (continued)

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Funds’ total operating expenses in any such future year to exceed that Fund’s respective expense cap. At October 31, 2009, the twelve-month and cumulative amounts of reimbursable expenses for the Funds were as follows:

Fund	Fiscal Year ended October 31, 2009	Cumulative Reimbursement Amount
Tax-Managed	$101,952	$232,124
U.S. Equity	124,476	92,834
Global Alternatives	797,699	858,632
Global Essentials	4,809	4,809

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or Distributor.

All Funds except Global Essentials have adopted a distribution and service plan (the “Plan”) with respect to the Class A and Class C shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Funds may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of U.S. Equity, Tax-Managed and Global Alternatives for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

Global Essentials has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of the average daily net assets of each Fund. Prior to September 28, 2009, the Investment Manager agreed to waive a portion of its administrative fee for Managers Fremont Global Fund with respect to those assets of the Fund invested in the Managers Global Bond Fund such that its administrative fee would be 0.05% of the average net assets invested in the Managers Global Bond Fund. For the period November 1, 2008 to September 27, 2009, the amount waived was $40,745.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through October 31, 2009, the following Funds either borrowed from or lent to other Funds in the Fund Family: Tax-Managed borrowed varying amounts up to $575,274 for 6 days paying interest of $90; U.S. Equity borrowed $144,478 for 1 day paying interest of $4; Global Alternatives lent varying amounts up to $321,093 for 2 days earning interest of $17; Global Essentials lent varying amounts up to $122,043 for 2 days earning interest of $4. The interest amounts can be found in the Statement of Operations in interest income or as miscellaneous expense.

43

Managers AMG FQ Funds

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2009, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Tax-Managed	$79,392,634	$97,891,557	N/A	N/A
U.S. Equity	75,606,621	85,417,135	N/A	N/A
Global Alternatives	26,271,249	5,393,069	$44,344,698	$36,115,000
Global Essentials	106,944,211	188,036,338	27,728,456	1,514,278

4. Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Tax-Managed and U.S. Equity’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and Global Essentials’ position is included in the Statement of Assets and Liabilities. The unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2009, Global Alternatives invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

44

Managers AMG FQ Funds

Notes to Financial Statements (continued)

Cash pledged to cover margin requirements for open forward positions in Global Alternatives at October 31, 2009 was $780,000. The open forward foreign currency exchange contracts (in U.S. Dollars) at October 31, 2009 were as follows:

Global Alternatives - Foreign Currency

Type	Position	Settlement Date	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Australian Dollar	Short	12/16/2009	$38,453,205	$39,494,222	$(1,041,017)
Canadian Dollar	Short	12/16/2009	95,244,465	94,394,968	849,497
Swiss Franc	Short	12/16/2009	95,020,196	96,873,829	(1,853,633)
Euro	Short	12/16/2009	71,058,756	71,998,392	(939,636)
Pound Sterling	Short	12/16/2009	57,608,746	58,026,784	(418,038)
Japanese Yen	Short	12/16/2009	12,579,297	12,625,021	(45,724)
New Zealand Dollar	Short	12/16/2009	21,466,087	21,066,649	399,438
Swedish Krona	Short	12/16/2009	59,989,540	58,892,493	1,097,047
Australian Dollar	Long	12/16/2009	53,772,593	53,149,173	623,420
Canadian Dollar	Long	12/16/2009	28,331,407	29,102,909	(771,502)
Swiss Franc	Long	12/16/2009	37,674,426	37,595,730	78,696
Euro	Long	12/16/2009	26,974,161	27,067,299	(93,138)
Pound Sterling	Long	12/16/2009	37,248,026	37,118,175	129,851
Japanese Yen	Long	12/16/2009	87,017,134	85,573,884	1,443,250
New Zealand Dollar	Long	12/16/2009	89,013,295	86,755,482	2,257,813
Swedish Krona	Long	12/16/2009	9,118,587	9,203,814	(85,227)

Totals			$820,569,921	$818,938,824	$1,631,097

8. Futures Contracts

U.S. Equity uses Equity Index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Essentials and Global Alternatives may use futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

45

Managers AMG FQ Funds

Notes to Financial Statements (continued)

Assets pledged to cover margin requirements for the open futures positions at October 31, 2009 amounted to $77,000, $17,703,716 and $8,999,838 for U.S. Equity, Global Alternatives and Global Essentials, respectively. Each Fund had the following open futures contracts as of October 31, 2009:

U.S. Equity

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
S&P 500 Index	1	Long	12/17/2009	$(3,216)

Global Alternatives
Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/ (Loss)
Australian 10-Year Bond	AUD	376	Long	12/15/2009	$(745,992)
Australian SPI 200	AUD	383	Short	12/17/2009	75,057
Canadian 10-Year Bond	CAD	1287	Short	12/18/2009	(680,429)
S&P/TSE 60 Index	CAD	14	Long	12/17/2009	(54,077)
CAC40 10 Euro	EUR	225	Short	11/20/2009	741,326
Amsterdam Index	EUR	220	Short	11/20/2009	1,152,169
DAX Index	EUR	19	Short	12/18/2009	80,581
IBEX 35 Index	EUR	10	Short	11/20/2009	30,952
Euro-Bund 10-Year	EUR	821	Long	12/8/2009	552,196
FTSE/MIB Index	EUR	52	Long	12/18/2009	(315,460)
U.K. 10-Year Gilt	GBP	551	Short	12/29/2009	695,932
FTSE 100 Index	GBP	432	Long	12/18/2009	(456,630)
Hang Seng Index	HKD	141	Long	11/27/2009	(469,816)
Japanese 10-Year Bond	JPY	567	Short	12/9/2009	523,898
TOPIX Index	JPY	17	Long	12/10/2009	(7,097)
S&P 500 Index	USD	114	Short	12/17/2009	219,055
U.S. Treasury 10-Year Note	USD	1253	Long	12/21/2009	1,701,703
Total					$3,043,368

46

Managers AMG FQ Funds

Notes to Financial Statements (continued)

Global Essentials

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/ (Loss)
Australian 10-Year Bond	AUD	184	Long	12/15/2009	$(396,263)
Australian SPI 200	AUD	13	Long	12/17/2009	(27,627)
Canadian 10-Year Bond	CAD	142	Long	12/18/2009	(44,512)
S&P/TSE 60 Index	CAD	11	Long	12/17/2009	(51,605)
CAC40 10 Euro	EUR	24	Long	11/20/2009	(81,493)
Amsterdam Index	EUR	15	Long	11/20/2009	(80,933)
DAX Index	EUR	7	Long	12/18/2009	(62,900)
IBEX 35 Index	EUR	8	Long	11/20/2009	(22,636)
Euro-Bund 10-Year	EUR	91	Long	12/8/2009	81,041
FTSE/MIB Index	EUR	8	Long	12/18/2009	(64,306)
U.K. 10-Year Gilt	GBP	87	Long	12/29/2009	100,614
FTSE 100 Index	GBP	17	Long	12/18/2009	(27,115)
Hang Seng Index	HKD	10	Long	11/27/2009	(33,696)
Japanese 10-Year Bond	JPY	110	Long	12/9/2009	(151,364)
TOPIX Index	JPY	14	Long	12/10/2009	(41,663)
S&P 500 Index	USD	26	Long	12/18/2009	(18,637)
E-Mini MSCI	USD	135	Long	12/18/2009	(79,595)
Russell 2000 Mini	USD	102	Long	12/18/2009	(405,954)
U.S. Treasury 10-Year Note	USD	139	Long	12/21/2009	148,830
Total					$(1,259,814)

Investments Definitions and Abbreviations:

Abbreviations have been used throughout this table to indicate the underlying currencies:

AUD:	Australian Dollar	EUR:	Euro	HKD:	Hong Kong Dollar	USD:	U.S. Dollar
CAD:	Canadian Dollar	GBP:	British Pound	JPY:	Japanese Yen

9. Subsequent Events

The Funds have determined that no additional material events or transactions occurred subsequent to October 31, 2009, and through December 22, 2009, the date of issuance of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Pending approval by the Securities and Exchange Commission, effective January 1, 2010, Global Essentials and Global Alternatives will have a new class structure. They will offer three classes of shares, Institutional Class shares, Service Class shares and Investor Class Shares, each offering varying levels of shareholder servicing and/or 12b-1 fees. Global Essentials shareholders will become shareholders in the Institutional Class and also offer a new Investor Class and Service Class. Global Alternatives will have a new Institutional Class and Service Class added to the existing A and C share classes.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Tax-Managed, U.S. Equity, Global Essentials and Global Alternatives hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2009, $0, $0, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of

Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund,

Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund

(formerly Managers Fremont Global Fund):

In our opinion, the accompanying statements of assets and liabilities for Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund, including the schedules of portfolio investments, the statements of net assets for Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund (formally Managers Fremont Global Fund), and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund (four of the series constituting Managers Trust I, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2009

48

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004- 2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

49

Annual Renewal of Investment Advisory Agreements

On June 4-5, 2009, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (each a “Fund”) and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark index for each Fund (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 4-5, 2009, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Sub-advisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance.

With respect to the Managers AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was above, above, above and below, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 3000 Index. The Trustees took into account management’s discussion of the Fund’s performance and noted that the Fund’s Subadvisor was engaged in 2004. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year and 5-year periods ended March 31, 2009 and for the period from the Fund’s inception on December 18, 2000 through March 31, 2009 was below, below, above and above, respectively, the median performance of the Peer Group and below, below, above and above, respectively, the performance of the Fund Benchmark, the Russell 3000 Index. The Trustees also took into account management’s discussion of the Fund’s longer term performance, including the fact that the Fund’s Institutional Class outperformed the Fund Benchmark while performing in the top quartile relative to the Peer Group over the 5-year period and since the Fund’s inception. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

50

Annual Renewal of Investment Advisory Agreements (continued)

With respect to the Managers AMG FQ Global Alternatives Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year and 3-year periods ended March 31, 2009 and for the period from the Fund’s inception on March 30, 2006 through March 31, 2009 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the Citigroup 1-Month T-Bill Index, for each period. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s performance against the Peer Group for the last three years and since the Fund’s inception. The Trustees concluded that the Fund’s performance was satisfactory in light of its limited performance record.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that, in the case of the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ U.S. Equity Fund, the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions over the past year, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Subadvisor regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships. In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreements and the profitability to the Subadvisor of its relationship with the Funds, the Trustees noted the current asset level of each Fund and the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Funds by the Subadvisor to be a material factor in their considerations at this time.

With respect to the Managers AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2010, to limit the Fund’s net annual operating expenses to 1.04%, 1.79% and 0.79% for Class A shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2010, to limit the Fund’s net annual operating expenses to 1.24%, 1.99% and 0.99% for Class A shares, Class C shares and Institutional

51

Annual Renewal of Investment Advisory Agreements (continued)

Class shares, respectively. The Board also took into account the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Global Alternatives Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were both higher than the average for the Fund’s Peer Group. In this regard, the Trustees noted that because of the Investment Strategy of the Fund, the Peer Group contains a small group of funds, some of which pursue an investment strategy considerably different from that of the Fund. The Trustees took into account the fact that the Investment Manager has contractually agreed, through at least March 1, 2010, to limit the Fund’s net annual operating expenses to 1.99% for Class A shares and 2.74% for Class C shares. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 4-5, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements (as applicable) for each Fund.

MANAGERS FREMONT GLOBAL FUND

On June 4-5, 2009, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers Fremont Global Fund (the “Fund”) and the Subadvisory Agreement for each Subadvisor of the Fund. The Fund’s name was changed to the Managers AMG FQ Global Essentials Fund on September 28, 2009. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for a relevant benchmark index (the “Fund Benchmark”) and, with respect to each Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 4-5, 2009, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment

52

Annual Renewal of Investment Advisory Agreements (continued)

Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund.

The Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the portion of the Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. The Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, a Composite Index (65% MSCI World Index and 35% Barclays Capital Global Aggregate Index), for each period. The Trustees took into account management’s discussion of the Fund’s performance. The Trustees noted that the Fund’s long-term performance had previously been strong and had been negatively affected by the past year’s performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and considered each Subadvisor’s performance as compared to an appropriate peer group of managed accounts and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies, including with respect to the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Fund. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisors and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager allocated a portion of the Fund’s assets to another fund in the Managers Family of Funds and received direct and indirect benefits from that arrangement. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting total expenses. The Trustees also considered the current asset levels of the Fund, including the effect on assets attributable to the economic and market conditions over the past year, and considered the impact on profitability of the current asset levels and any future growth of assets of the Fund. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual

53

Annual Renewal of Investment Advisory Agreements (continued)

fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2010, to waive its entire management fee for the Fund with respect to those assets of the Fund invested in another fund in the Managers Family of Funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the foregoing management fee waiver and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than First Quadrant, L.P. (“FQ”)), which is an affiliate of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager (other than FQ). In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profit-ability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by a Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

In considering the reasonableness of the fee payable by the Investment Manager to FQ, the Trustees noted that FQ is an affiliate of the Investment Manager and reviewed information provided by FQ regarding the cost to FQ of providing subadvisory services to the Fund and the resulting profitability from such relationship. The Trustees also noted that the subadvisory fee is paid by the Investment Manager out of the advisory fee. Based on the current size of the portion of the Fund managed by each Subadvisor, the Trustees concluded that the effect of any economies of scale being realized by FQ was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 4-5, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements for the Fund.

54

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
EMERGING MARKETS EQUITY	CHICAGO EQUITY PARTNERS MID-CAP	CHICAGO EQUITY PARTNERS BALANCED
Rexiter Capital Management Limited	Chicago Equity Partners, LLC	Chicago Equity Partners, LLC
Schroder Investment Management North America Inc.	REAL ESTATE SECURITIES	ALTERNATIVE FUNDS
	Urdang Securities Management, Inc.	FQ GLOBAL ALTERNATIVES
ESSEX GROWTH		FQ GLOBAL ESSENTIALS
ESSEX LARGE CAP GROWTH	RENAISSANCE LARGE CAP GROWTH	First Quadrant, L.P.
ESSEX SMALL/MICRO CAP GROWTH	Renaissance Group LLC
Essex Investment Management Co., LLC		INCOME FUNDS
	SKYLINE SPECIAL EQUITIES PORTFOLIO	BOND (MANAGERS)
FQ TAX-MANAGED U.S. EQUITY	Skyline Asset Management, L.P.	FIXED INCOME
FQ U.S. EQUITY		GLOBAL BOND
First Quadrant, L.P.	SMALL CAP	Loomis, Sayles & Co., L.P.
Frontier Capital Management Company, LLC
GW&K SMALL CAP EQUITY		BOND (MANAGERS FREMONT)
Gannett Welsh & Kotler, LLC	SPECIAL EQUITY	Pacific Investment Management Co. LLC
Ranger Investment Management, L.P.
INSTITUTIONAL MICRO-CAP	Lord, Abbett & Co. LLC	CALIFORNIA INTERMEDIATE TAX-FREE
MICRO-CAP	Smith Asset Management Group, L.P.	Miller Tabak Asset Management LLC
Lord, Abbett & Co. LLC	Federated MDTA LLC
WEDGE Capital Management L.L.P.		GW&K MUNICIPAL BOND
Next Century Growth Investors LLC	SYSTEMATIC VALUE	GW&K MUNICIPAL ENHANCED YIELD
Voyageur Asset Management Inc.	SYSTEMATIC MID CAP VALUE	Gannett Welsh & Kotler, LLC
Systematic Financial Management, L.P.
INTERNATIONAL EQUITY		HIGH YIELD
AllianceBernstein L.P.	TIMESSQUARE MID CAP GROWTH	J.P. Morgan Investment Management LLC
Lazard Asset Management, LLC	TIMESSQUARE SMALL CAP GROWTH
Martin Currie Inc.	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended October 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

MONEY MARKET
JPMorgan Investment Advisors Inc.

ANNUAL REPORT

Managers Funds

October 31, 2009

Managers Fremont Bond Fund

AR021-1009

Managers Fremont Bond Fund

Annual Report — October 31, 2009

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER COMMENTS	4

FUND SNAPSHOT	7
Summary of portfolio credit quality and top ten holdings at October 31, 2009

SCHEDULE OF PORTFOLIO INVESTMENTS	8

FINANCIAL STATEMENTS:
Statement of Assets and Liabilities	18
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	19
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statement of Changes in Net Assets	20
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	21
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34

TRUSTEES AND OFFICERS	35

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	36

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The past twelve months will go down in the history books as one of the wildest rides in the history of Wall Street. Early in the period, securities markets were under severe pressure as the credit crisis, which began in the summer of 2007, accelerated in the fourth quarter of last year amid ongoing concerns about deteriorating economic conditions and the health of some of the most prominent financial institutions. Banks of all sizes remained under pressure, which led to continued consolidation within the industry. Wachovia agreed to sell itself to Wells Fargo & Co. while PNC agreed to acquire the troubled National City. Meanwhile, the U.S. Government attempted to stabilize the system by formally bailing out companies like Citigroup and by providing injections of capital into hundreds of other financial institutions. Like a sprawling fire, the crises extended to other industries with the automakers finding themselves on the verge of collapse. Once again, the U.S. Government stepped in and in late December 2008 President Bush approved an emergency bailout of the U.S. auto industry, offering $17.4 billion in rescue loans to Chrysler and General Motors with the expectation that the companies would move quickly to develop acceptable plans for long-term viability.

Consumer and investor confidence continued to sink in the early part of 2009 despite the U.S. Government’s aggressive efforts to restore the economy and stabilize the financial markets. During January, February and early March, stocks plunged, sending broad indexes to levels not seen since the mid to late 1990s. From peak (October 10, 2007) to trough (March 9, 2009), stocks, as measured by the S&P 500 Index lost 55.5%, the Index’s steepest decline since the Great Depression. Then, on March 10, a very sharp recovery began amid preliminary signs that the Government’s efforts might be starting to bear fruit. More specifically, Citigroup, which had been under extreme pressure and was essentially bailed out by the Government, reported that it returned to profitability in the months of January and February. Citigroup’s surprising news seemed to ignite both equity and credit markets and ultimately set the stage for a sharp recovery in equities and extended the rally in credit sensitive fixed income securities.

For the period, bonds generated strong returns as measured by the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital Global Aggregate ex US Index, which returned 13.8% and 21.3%, respectively. Within the fixed income markets, lower-quality securities posted the best results as investors took advantage of extraordinarily wide yield spreads. This is best exemplified by the 48.1% and 6.3% returns generated by the Barclays Capital U.S. Corporate High Yield Index and the Barclays Capital U.S. Government –Treasury Index, respectively.

Against this backdrop, for the one-year period that ended October 31, 2009, the Managers Fremont Bond Fund (the “Fund”) posted a strong absolute return of 20.6%. This compares favorably on a relative basis as its benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted a return of 13.8% for that same period as detailed further below.

Periods Ended 10/31/09	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers Fremont Bond Fund	11.79%	20.62%	8.31%	6.30%	7.33%	4/30/1993
Barclays Capital U.S. Aggregate Bond Index®	5.61%	13.79%	6.35%	5.05%	6.31%

1

Letter to Shareholders (continued)

The Fund’s strong absolute and relative returns for the period are attributable to a number of factors including the Fund’s interest rate strategies and sector positioning. Yield curve steepening strategies, including exposure to short maturities in the U.S. and U.K., added value as yield curves generally steepened throughout the period. In addition, a substantial overweight to high-quality agency mortgage pass-through securities, since reduced, helped add significant value as these bonds outperformed in the first half of 2009. In addition, the Fund’s emphasis on bonds of financial companies, which outperformed the broader corporate market as major banks began to wean themselves off of government aid during the second and third quarters, also added value to the Fund. Finally, the Fund also benefited in early 2009 from exposure to rebounding areas of the credit markets including holdings of TIPS (Treasury Inflation Protected Securities) and municipal bonds.

Looking ahead, we anticipate the Fund will focus its interest rate strategies on maintaining a modestly longer duration than the benchmark given the investment team’s benign cyclical inflation outlook. The Fund will likely increase holdings in longer-dated Treasuries given improving valuations. In addition, we anticipate the Fund will continue to scale back holdings of mortgages prior to the end of the Federal Reserve’s purchase program. We also anticipate the Fund will maintain an underweight in the near-term to corporate bonds as current fundamentals do not seem to support the risk/return tradeoff. Within emerging markets, the Fund will focus on countries where debt is paired with strong reserves. Finally, the Fund looks to maintain a modest exposure to TIPS as disinflation looks likely over a cyclical timeframe.

The following report covers the one year period that ended October 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2009	Expense Ratio	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Expenses Paid During the Period*
Managers Fremont Bond Fund
Actual	0.58%	$1,000	$1,118	$3.10
Hypothetical (5% return before expenses)	0.58%	$1,000	$1,022	$2.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Fremont Bond Fund

Portfolio Managers’ Comments

Managers Fremont Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in debt securities such as corporate, mortgage backed, international, and government bonds. Normally, the Fund will invest at least 80% of its total assets in these types of bonds.

The Portfolio Manager

Pacific Investment Management Company, LLC

Pacific Investment Management Company, LLC (“PIMCO”), the subadvisor for the Managers Fremont Bond Fund, was founded in 1971. PIMCO is one of the world’s leading fixed-income managers with expertise and significant resources committed to virtually every sector of the global bond market.

Managers Fremont Bond Fund is an actively managed, diversified bond fund that focuses on intermediate-term, investment-grade bonds. The universe for the Fund includes all sectors of the bond market: governments, corporate bonds, mortgages, asset-backed securities, money market instruments, and international bonds. The Fund seeks total return consistent with preservation of capital by employing PIMCO’s “Total Return” fixed-income investment philosophy. This philosophy follows three key principles:

•	Major shifts in portfolio strategy are driven by longer-term, or secular, trends as opposed to short-term interest rate fluctuations.

•	Consistent investment performance is achieved by avoiding extreme swings in maturity/duration of a portfolio.

•	Emphasis is placed on adding value through state-of-the-art tools such as futures, options, and volatility analysis.

Economic analysis serves as the base for PIMCO’s portfolio strategy. Annually, PIMCO investment professionals conduct a three-day secular forum, where long-term economic and market forces are evaluated and portfolio strategies are set. Each quarter, the team meets to evaluate the current business cycle and develop shorter-term forecasts which are used to fine-tune the investment strategy. PIMCO’s fixed-income research efforts focus on identifying relative value and understanding the risks inherent in different portfolio structures, strategies, and bond market sectors. Using proprietary analytics and bottom-up credit analysis, the portfolio managers select individual bonds based on recommendations from sector analysts (who specialize in corporate, mortgage, high yield, government, and international bonds).

The ideal investment exhibits many of the following traits:

•

It allows management to meet its overall portfolio positioning targets. Management typically invests in investment-grade securities but may invest up to 10% of the portfolio in securities that are below investment grade.

•	The investment has been independently analyzed by PIMCO. PIMCO does not rely solely on the credit ratings assigned by outside credit agencies.

•	Fund management deems that the security provides value relative to other securities within the same sector.

Portfolio management:

•	Is committed to seeking value across all bond market sectors.

•	Actively manages duration exposure, yield-curve position, volatility, sector allocation, and security selection and takes only modest exposures in each of these areas relative to the market.

•	Normally hedges at least 75% of its foreign currency exposure.

•	Utilizes derivatives (futures, options, swap agreements) as substitutes for physical securities as a means of gaining more cost-effective exposure.

The investment team may sell securities when:

•	Securities individually no longer represent relative value.

•	Fund management makes a shift in its portfolio strategy (change in duration, yield curve positioning, sector strategy, etc.).

The Year in Review

The U.S. bond market started the fiscal year that ended October 31, 2009, in the midst of a global credit crisis. Eventually the U.S. bond market stabilized, along with broader financial markets and the economy, in the latter stages of the first quarter of 2009. Policy initiatives enacted in late 2008 began to yield positive results in the second half of this past fiscal year as the Federal Reserve’s purchase of mortgage and Treasury securities along with the government’s support for consumer finance markets and near zero short-term interest rates all helped revive risk appetites and helped stabilize credit markets both in the U.S. and abroad. As a result, riskier, higher yielding assets outperformed their higher quality counterparts within global credit markets

For the 12 months ended October 31, 2009, the Managers Fremont Bond Fund returned 20.6%, compared with 13.8% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The Fund’s strong absolute and relative returns for the period are attributable to a number of factors, including the Fund’s interest rate strategies and sector positioning. Yield curve steepening strategies, including exposure to short maturities in the U.S. and U.K., added value as yield curves generally steepened throughout the period. In addition, a substantial overweight to high-quality agency mortgage pass-through securities, since reduced, helped add significant value as these bonds outperformed in the first half of 2009. In addition, the Fund’s emphasis on bonds of financial companies, which outperformed the broader corporate market as major banks began to wean themselves off of government aid during the second and third quarters, also added value to the Fund. Finally, the Fund also benefited in early 2009 from exposure to rebounding areas of the credit markets, including holdings of TIPS (Treasury Inflation Protected Securities) and municipal bonds.

Looking Forward

The portfolio management team at PIMCO believes that the likely outcome for the U.S. economy will be a weak recovery in 2010. On the downside, the U.S. could slip back into recession. Emerging economies, especially China, should continue to grow at a faster pace than the developed world, helped by aggressive stimulus policies. The rationale for PIMCO’s outlook includes:

•

Limits to U.S. Growth– A slower pace of inventory drawdown by businesses and positive effects from stimulus programs should support growth at the end of 2009 but PIMCO believes this boost will not be sustainable. The reasons include: excessive levels of consumer debt and an expected increase

4

Managers Fremont Bond Fund

Portfolio Managers’ Comments (continued)

in savings to work these levels down, a stubbornly high unemployment rate, and weak business investment in the face of record lows in capacity utilization.

•

Muted Monetary Policy– PIMCO expects the Federal Reserve to retain near-zero policy rates for some time. Even so, the impact of low rates and the Fed’s huge liquidity injections may be largely muted due to overleveraged consumers’ reluctance to borrow.

•

Weak Recoveries in Europe, U.K., and Japan– The rest of the developed world is expected to face similar challenges with the sustainability of demand into 2010. In Europe, large public debts and economic linkages to the U.S. and U.K. are likely to impose constraints on recovery. Japan’s recovery will face limits arising from its reliance on U.S. demand for its exports, especially autos, and weak capital spending as capacity utilization rates remain low.

•

China to Grow Faster– China is likely to grow far faster than more developed economies. Its fiscal stimulus has been especially large to compensate for a decline in exports. A surge in infrastructure investment has readjusted China’s GDP back towards its critical growth target of 8%.

•

Bifurcated Emerging Markets– Emerging economies overall are showing signs of a rebound. PIMCO believes that EM economies that are more reliant on external demand, such as Korea, Mexico, and Russia, will face greater headwinds for sustained recovery. Countries driven more by internal demand, including Brazil and India, would appear to be more resilient.

•

Tame Inflation– Substantial excess capacity in labor and product markets should keep inflation low over a cyclical time frame. Over the longer run, inflation risk may be heightened by the massive liquidity the Federal Reserve has injected into the financial system. For now, however, transmission of that liquidity into the broader economy will continue to be constrained by strong demand for cash among financial institutions and consumers eager to pay down debt.

PIMCO will look to tactically reduce risk exposures within the Fund following powerful rallies in non-Treasury sectors driven primarily by favorable technicals and government policy. PIMCO believes this approach will protect the Fund in the event that the economy slips back into a recession and should allow PIMCO to reinvest at more attractive valuations later. The key elements of PIMCO’s positioning within the Fund include:

•

Interest Rate Strategies– PIMCO will target above-index duration. While shorter maturity yields are unlikely to move much from current lows, there could be downward pressure on longer maturity yields should the economy weaken over the next year. PIMCO will retain money market futures positions in the U.S., Europe, and the U.K. as it anticipates that central banks will tighten more slowly than markets expect.

•

Move Toward an Underweight in Agency Mortgages– PIMCO’s significant overweight to high-quality Agency mortgage-backed securities (MBS) has recently been strongly positive for returns. With MBS valuations having richened substantially and the Federal Reserve’s mortgage plan slated to end in March of next year, PIMCO will look to potentially move to an underweight in an effort to benefit from an expected cheapening of Agency MBS. To help offset any loss of yield from this move, PIMCO will seek to collect premiums from written options on fixed income securities.

•

Reduce Corporate Bond Holdings– PIMCO will also look to trim corporate bond positions into the current rally, especially those that have appreciated most such as senior bonds of high-quality banks. While PIMCO will look to underweight the corporate sector overall, PIMCO will retain an emphasis on recession-resistant sectors such as telecom and utilities as well as energy.

•

Emerging Markets and Currency– PIMCO will take exposure to high-quality EM credits such as Mexico, Brazil, Korea, and Russia, which have relatively little debt coming due in the near future and a high level of reserves. PIMCO will take similar positions in EM currencies, with the exception of Russia, and also take exposure to the Chinese yuan, anticipating that faster growth in these economies should allow their currencies to gain versus the U.S. dollar.

•

Municipals and TIPS– PIMCO will continue to sell tax-exempt municipal bond positions, especially longer-dated issues, which have rallied along with other non-Treasury assets. While TIPS offer a potential hedge against long-run inflation risks, PIMCO believes their valuations compared to nominal bonds are unappealing over a cyclical time frame. As a consequence, the Fund’s TIPS holdings will likely be relatively light.

5

Managers Fremont Bond Fund

Portfolio Managers’ Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Aggregate Bond Index® is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index® is unmanaged, is not available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers Fremont Bond Fund on October 31, 1999, to a $10,000 investment made in the Barclays Capital U.S. Aggregate Bond Index® for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Fremont Bond Fund and the Barclays Capital U.S. Aggregate Bond Index® from October 31, 1999 through October 31, 2009.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years
Managers Fremont Bond [2,3,4,5,6,7]	20.62%	6.30%	7.33%
Barclays Capital U.S. Aggregate Bond Index® [8]	13.79%	5.05%	6.31%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.
[7]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]	Prior to October 31, 2008, the Index was known as the Lehman Brothers U.S. Aggregate Bond Index.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Fremont Bond Fund

Fund Snapshot

October 31, 2009

Portfolio Breakdown

Rating	Managers Fremont Bond Fund**	Barclays Capital U.S. Aggregate Bond Index®
U.S. Treasury & Agency	63.5%	73.2%
Aaa	12.2%	5.2%
Aa	7.1%	3.8%
A	11.4%	9.7%
Baa	3.5%	8.1%
Ba & lower	2.3%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
U.S. Treasury Notes, 1.000%, 08/31/11	13.3%
JPMorgan Chase & Co., dated 10/30/09, due 11/03/09, 0.11%, total to be received $84,000,257 (secured by $85,840,000 Cash Management Bills, 1.000%, 07/15/10)	7.5
JPMorgan Chase & Co., dated 10/29/09, due 11/02/09, 0.07%, total to be received $83,900,489 (secured by $86,481,850 U.S. Treasury Inflation Indexed Bonds, 2.375%, 01/15/25)	7.5
JPMorgan Chase & Co., dated 10/30/09, due 11/03/09, 0.10%, total to be received $81,500,226 (secured by $83,163,000 U.S. Treasury Bills, 0.257%, 02/25/10)	7.3
JPMorgan Chase & Co., dated 10/29/09, due 11/02/09, 0.07%, total to be received $78,400,457 (secured by $80,205,000 U.S. Treasury Bills, 0.364%, 08/26/10)	7.0
U.S. Treasury Bonds, 4.250%, 05/15/39	3.1
FHLMC, 6.000%, TBA	2.8
FHLMC, 5.500%, TBA	2.6
FHLMC Gold Pool, 5.000%, TBA	2.3
FNMA, 6.000%, TBA	2.2

Top Ten as a Group	55.6%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers Fremont Bond Fund

Schedule of Portfolio Investments

October 31, 2009

	Principal Amount	Value
Corporate Bonds - 42.8%
Asset-Backed Securities - 3.2%
Asset Backed Funding Certificates, Series 2006-OPT3 A3A, 0.304%, 11/25/36, (11/25/09)[4]	$215,158	$212,895
Ally Autos Receivable Trust, Series 2009-A, Class A2, 1.320%, 03/15/12 (a)	1,200,000	1,201,659
Amortizing Residential Collateral Trust, 0.534%, 07/25/32, (11/25/09)[4]	77,398	55,571
Bear Stearns Asset Backed Securities, Inc., 0.324%, 10/25/36, (11/25/09)[4]	397,538	361,932
Countrywide Asset-Backed Certificates, 0.294%, 05/25/37, (11/25/09)[4]	423,603	412,248
EMC Mortgage Loan Trust, Class A, 0.614%, 05/25/40, (11/25/09) (a)[4]	1,052,963	735,851
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 0.294%, 11/25/36, (11/25/09)[4]	740,330	729,328
First NLC Trust, 0.314%, 08/25/37, (11/25/09) (a)[4]	1,195,109	841,034
Fremont Home Loan Trust, 0.304%, 01/25/37, (11/25/09)[4]	551,974	357,749
GSAMP Trust, Series 2006-HE7, Class A2A, 0.284%, 10/25/46, (11/25/09)[4]	265,077	261,127
HSI Asset Securitization Corp. Trust, 0.294%, 12/25/36, (11/25/09)[4]	306,896	211,773
Indymac Residential Asset Backed Trust, 0.304%, 04/25/37, (11/25/09)[4]	131,568	128,984
JPMorgan Acquisition Corp., Class A, 0.294%, 08/25/36, (11/25/09)[4]	46,893	45,950
Lehman XS Trust, 0.324%, 11/25/46, (11/25/09)[4]	786,736	750,538
Long Beach Mortgage Loan Trust, 0.524%, 10/25/34, (11/25/09)[4]	55,661	42,806
Morgan Stanley ABS Capital I, 0.284%, 10/25/36, (11/25/09)[4]	206,624	202,442
Morgan Stanley ABS Capital I, 0.294%, 10/25/36, (11/25/09)[4]	113,609	109,573
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1, 0.294%, 11/25/36, (11/25/09)[4]	229,480	222,922
Option One Mortgage Loan Trust, 0.294%, 01/25/37, (11/25/09)[4]	181,147	178,185
Park Place Securities, Inc., Series 2005-WCW1, Class A1B, 0.504%, 09/25/35, (11/25/09)[4]	1,587,551	1,038,885
Residential Asset Securities Corp., 0.314%, 11/25/36, (11/25/09)[4]	17,728	17,555
Saxon Asset Securities Trust, 0.304%, 10/25/46, (11/25/09)[4]	36,535	36,130
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2A, 0.284%, 01/25/37, (11/25/09)[4]	845,194	775,392
Securitized Asset Backed Receivables LLC Trust, 0.304%, 12/25/36, (11/25/09)[4]	674,364	336,417
Structured Asset Securities Corp., 0.294%, 10/25/36, (11/25/09)[4]	555,052	522,260
Structured Asset Securities Corp., 0.534%, 01/25/33, (11/25/09)[4]	71,607	47,343
U.S. Small Business Administration Participation Certificates, Series 2009-20E, Class 1, 4.430%, 05/01/29	5,500,000	5,738,295
U.S. Small Business Administration Participation Certificates, Series 2008-10E, Class 1, 5.110%, 09/01/18	3,739,252	4,042,168
U.S. Small Business Administration Participation Certificates, 5.130%, 09/01/23	111,728	118,815
U.S. Small Business Administration Participation Certificates, Series 2007-20K, Class 1, 5.510%, 11/01/27	4,879,623	5,250,768
U.S. Small Business Administration Participation Certificates, Series 2008-20I, 5.600%, 09/01/28	9,388,177	10,192,456
U.S. Small Business Administration Surety Bonds, 6.344%, 08/01/11	304,613	319,736
U.S. Small Business Administration Surety Bonds, 7.449%, 08/01/10	18,161	18,730
Total Asset-Backed Securities		35,517,517

The accompanying notes are an integral part of these financial statements.

8

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Financials - 25.6%
Allstate Life Global Funding Trusts, 5.375%, 04/30/13	$1,600,000		$1,719,228
American Express Centurion Bank, Series BKNT, 0.304%, 03/23/10, (11/23/09)[4]	5,000,000		4,982,395
American Express Co., 7.000%, 03/19/18	1,000,000		1,106,987
American Express Credit Co., 0.304%, 11/09/09, (11/09/09)[4]	2,400,000		2,399,945
American Express Travel Related Services Co., Inc., Series EMTN, 0.444%, 06/01/11, (12/01/09)[4]	900,000		863,319
American International Group, Inc., 5.050%, 10/01/15	400,000		310,126
American International Group, Inc., 8.250%, 08/15/18	4,500,000		3,840,854
ANZ National International, Ltd., 6.200%, 07/19/13 (a)	1,800,000		1,968,581
Australia and New Zealand Banking Group, Ltd., 3.200%, 12/15/11 (a)	19,000,000	[2]	19,638,400
Banco Santander, 6.671%, 10/29/49 (a)[5,6]	2,100,000		1,919,100
Bank of America Corp., 2.100%, 04/30/12 (FDIC Guaranteed)[11]	5,500,000		5,594,550
Bank of America Corp., 6.000%, 10/15/36	900,000		918,777
Bank of America Corp., 6.500%, 08/01/16	2,800,000		2,999,738
Barclays Bank PLC, 5.450%, 09/12/12	17,300,000		18,736,678
Bear Stearns Companies, Inc., The, 0.650%, 08/15/11, (11/16/09)[4]	200,000		199,778
Bear Stearns Companies, Inc., The, 6.950%, 08/10/12	5,800,000		6,513,267
C10 Capital SPV, Ltd., 6.722%, 12/31/49 (a)[5,6]	1,500,000	[2]	1,065,616
Chrysler Term Loan, 4.250%, 8/30/14	5,880,000		5,647,658
CIT Group, Inc. Term Loan, 01/18/12*[8,9]	1,200,000		1,248,000
CIT Group, Inc., 05/13/14*[9]	€1,800,000		1,576,136
Citibank NA, 1.875%, 06/04/12 (FDIC Guaranteed)[11]	400,000	[2]	404,226
Citigroup Capital XXI, 8.300%, 12/21/57[5]	1,200,000		1,122,000
Citigroup Funding, Inc., 2.250%, 12/10/12 (FDIC Guaranteed)[11]	1,500,000		1,524,345
Citigroup, Inc., 0.313%, 12/28/09, (12/28/09)[4]	300,000		300,006
Citigroup, Inc., 1.875%, 05/07/12 (FDIC Guaranteed)[11]	800,000		808,836
Citigroup, Inc., 2.125%, 04/30/12 (FDIC Guaranteed)[11]	800,000		815,819
Citigroup, Inc., 5.300%, 10/17/12	200,000		209,788
Citigroup, Inc., 5.500%, 08/27/12	500,000		524,962
Citigroup, Inc., 5.500%, 10/15/14	5,800,000		5,954,628
Citigroup, Inc., 5.625%, 08/27/12	1,300,000		1,347,693
Citigroup, Inc., 5.850%, 07/02/13	100,000		104,900
Citigroup, Inc., 6.000%, 08/15/17	4,200,000		4,235,851
Citigroup, Inc., 6.125%, 05/15/18	800,000		810,975
Citigroup, Inc., 6.125%, 08/25/36	4,200,000		3,750,541
Citigroup, Inc., 8.125%, 07/15/39	600,000		700,349
Citigroup, Inc., 8.500%, 05/22/19	100,000		117,088
Citigroup, Inc., Series EMTN, Class B, 3.625%, 11/30/17[5]	€3,800,000		4,711,802
Commonwealth Bank of Australia, 0.704%, 07/12/13, (01/12/10) (a)[4]	7,500,000		7,484,175
Credit Agricole (London), 0.422%, 05/28/10, (11/30/09) (a)[4]	2,200,000		2,199,883
Danske Bank A/S, 2.500%, 05/10/12 (a)	1,200,000		1,225,651
Deutsche Bank AG London, 6.000%, 09/01/17	5,000,000		5,464,340

The accompanying notes are an integral part of these financial statements.

9

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Financials - 25.6% (continued)
Ford Motor Credit Company LLC, 7.250%, 10/25/11	$200,000		$196,248
Ford Motor Credit Company LLC, 7.375%, 02/01/11	300,000		301,276
Ford Motor Credit Company LLC, 7.875%, 06/15/10	2,900,000		2,928,710
Ford Motor Credit Company LLC, 8.625%, 11/01/10	700,000	[2]	714,235
Fortis Bank Nederland Holding N.V., 3.000%, 04/17/12	€200,000		300,641
General Electric Capital Corp., 0.484%, 01/08/16, (01/08/10)[4]	1,000,000		895,071
General Electric Capital Corp., 0.510%, 08/15/11, (11/16/09)[4]	3,600,000		3,524,108
General Electric Capital Corp., 2.000%, 09/28/12 (FDIC Guaranteed)[11]	3,100,000		3,129,872
General Electric Capital Corp., 3.000%, 12/09/11 (FDIC Guaranteed)[11]	200,000		207,653
General Electric Capital Corp., 5.500%, 09/15/67 (a)[5]	€5,500,000		6,475,254
General Electric Capital Corp., 5.875%, 01/14/38	2,300,000		2,205,173
General Electric Capital Corp., Series MTN, 2.625%, 12/28/12 (FDIC Guaranteed)[11]	7,900,000		8,118,222
GMAC LLC, 6.000%, 12/15/11	400,000	[2]	375,410
Goldman Sachs Group, Inc., 0.520%, 11/16/09, (11/16/09)[4]	1,300,000		1,300,079
Goldman Sachs Group, Inc., 5.950%, 01/18/18	4,800,000		5,065,829
Goldman Sachs Group, Inc., 6.150%, 04/01/18	2,000,000		2,134,740
Goldman Sachs Group, Inc., 6.250%, 09/01/17	3,200,000		3,429,002
HSBC Holdings PLC, 6.500%, 05/02/36	800,000		879,939
HSBC Holdings PLC, 6.500%, 09/15/37	900,000		989,780
ICICI Bank, Ltd., 5.900%, 01/12/10, (01/12/10) (a)[4]	3,400,000		3,366,313
International Lease Finance Corp., 4.380%, 11/01/09	2,500,000		2,500,000
International Lease Finance Corp., 5.875%, 05/01/13	400,000		305,954
International Lease Finance Corp., 6.375%, 03/25/13	400,000		316,602
International Lease Finance Corp., Series MTN, 5.250%, 01/10/13	400,000		321,844
JPMorgan Chase & Co., 6.000%, 01/15/18	1,600,000		1,715,837
JPMorgan Chase Bank, N.A., 0.630%, 06/13/16, (12/14/09)[4]	1,300,000		1,212,022
JPMorgan Chase Bank, N.A., 6.000%, 10/01/17	4,500,000		4,800,658
JPMorgan Chase Capital, 6.550%, 09/29/36	400,000		374,122
Key Bank N.A., 2.598%, 06/02/10, (12/02/09) (a)[4]	2,700,000		2,699,330
Korea Development Bank, 0.424%, 04/03/10, (01/04/10)[4]	7,100,000		7,037,250
LeasePlan Corp. N.V., 3.125%, 02/10/12	€1,300,000		1,961,881
Lehman Brothers Holdings, Inc., 10/22/08*[8,9]	3,900,000		633,750
Lehman Brothers Holdings, Inc., 12/23/08*[8,9]	200,000		32,500
Lehman Brothers Holdings, Inc., 04/03/09*[8,9]	4,700,000		763,750
Lehman Brothers Holdings, Inc., 11/16/09*[8,9]	1,200,000		195,000
Lehman Brothers Holdings, Inc., 05/25/10*[8,9]	1,000,000		162,500
Lehman Brothers Holdings, Inc., 07/18/11*[8,9]	1,700,000		276,250
Lehman Brothers Holdings, Inc., 01/24/13*[8,9]	2,000,000		330,000
Lehman Brothers Holdings, Inc., 05/02/18*[8,9]	600,000		99,750
Lloyds Banking Group PLC, 5.920%, 09/29/49 (a)[5,6]	400,000		254,000
Lloyds TSB Bank PLC, 6.350%, 10/29/49[5,6]	€1,800,000		1,894,012

The accompanying notes are an integral part of these financial statements.

10

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Financials - 25.6% (continued)
Merrill Lynch & Co., Inc., 0.410%, 12/04/09, (12/04/09)[4]	$2,100,000	$2,100,080
Merrill Lynch & Co., Inc., 0.482%, 07/25/11, (01/25/10)[4]	3,000,000	2,949,222
Met Life Global Funding, 0.480%, 05/17/10, (11/17/09) (a)[4]	4,100,000	4,092,985
Metlife, Inc., 6.400%, 12/15/36	800,000	705,000
Morgan Stanley, 0.374%, 01/15/10, (01/15/10)[4]	4,600,000	4,599,347
Morgan Stanley, 3.250%, 12/01/11 (FDIC Guaranteed)[11]	1,300,000	1,357,039
Morgan Stanley, 5.950%, 12/28/17	1,800,000	1,853,917
Morgan Stanley, 6.250%, 08/28/17	1,000,000	1,050,350
Morgan Stanley, Series MTN, 2.550%, 05/14/10, (11/16/09)[4]	3,100,000	3,133,294
MUFG Captial Finance, Ltd., 6.299%, 07/29/49[5,6]	£400,000	548,179
National Australia Bank, Ltd., 5.350%, 6/12/13 (a)	1,500,000	1,608,208
Petroleum Export Ltd., 5.265%, 06/15/11 (a)	146,790	143,601
Principal Life Income Funding Trust, 5.300%, 04/24/13	1,500,000	1,544,958
Principal Life Income Funding Trust, 5.550%, 04/27/15	2,300,000	2,321,581
Resona Bank Ltd., 5.850%, 04/15/49 (a)[5,6]	500,000	438,066
Royal Bank of Scotland Group PLC, 0.854%, 04/08/11, (11/13/09)(a)[4]	3,700,000	3,709,624
Royal Bank of Scotland Group PLC, 3.000%, 12/09/11 (a)	2,700,000	2,788,614
Royal Bank of Scotland Group PLC, 4.875%, 08/25/14 (a)	200,000	203,769
Royal Bank of Scotland Group PLC, 6.990%, 10/29/49 (a)[5,6]	2,600,000	1,457,856
Royal Bank of Scotland Group PLC, 9.118%, 10/01/49[6]	1,000,000	935,089
SLM Corp., 0.499%, 3/15/11, (12/15/09)[4]	4,500,000	3,999,510
SMFG Preferred Capital, Ltd., 6.078%, 01/29/49 (a)[5,6]	200,000	173,754
SMFG Preferred Capital, Ltd., Series REGS, 6.164%, 01/29/49[5,6]	£1,100,000	1,445,478
State Street Capital, 1.299%, 06/15/37, (12/15/09)[4]	300,000	202,608
State Street Capital Trust III, 8.250%, 03/15/42[5,6]	2,000,000	2,018,460
Swedbank AB, 3.625%, 12/02/11	€200,000	303,634
Temasek Financial I, Ltd., 4.300%, 10/25/19 (a)	900,000	895,999
TNK- BP Finance SA, 6.125%, 03/20/12 (a)	400,000	403,500
TransCapitalInvest, Ltd., 8.700%, 08/07/18 (a)	600,000	673,051
UBS AG, 5.750%, 04/25/18	1,300,000	1,328,005
UBS AG, Series DPNT, 5.875%, 12/20/17	1,400,000	1,440,215
USB Capital IX, 6.189%, 3/29/49[5,6]	300,000	233,250
Wachovia Corp., 0.411%, 12/01/09, (12/01/09)[4]	4,500,000	4,500,166
Wachovia Corp., 0.414%, 10/15/11, (01/15/10)[4]	3,500,000	3,443,468
Wachovia Corp., 5.750%, 02/01/18	4,400,000	4,605,810
Wachovia Corp., Series MTN, 0.471%, 08/01/13, (02/01/10)[4]	300,000	285,857
Wells Fargo & Co., Series K, 7.980%, 02/28/49[5,6]	21,200,000	19,954,500
Total Financials		284,939,602

The accompanying notes are an integral part of these financial statements.

11

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Industrials - 6.3%
Amgen, Inc., 6.150%, 06/01/18	$4,900,000		$5,512,407
AstraZeneca PLC, 5.900%, 09/15/17	800,000		898,378
AstraZeneca PLC, 6.450%, 09/15/37	700,000		815,219
AT&T, Inc., 0.379%, 02/05/10, (02/05/10)[4]	1,200,000		1,200,554
AT&T, Inc., 4.950%, 01/15/13	1,700,000		1,815,591
AT&T, Inc., 5.500%, 02/01/18	1,700,000		1,787,523
AT&T, Inc., 6.300%, 01/15/38	1,200,000		1,255,087
Codelco, Inc., 6.150%, 10/24/36 (a)	300,000		302,522
Comcast Corp., 5.875%, 02/15/18	600,000		634,481
Comcast Corp., 6.450%, 03/15/37	600,000		617,095
Corp Nacional del Cobre de Chile, 7.500%, 01/15/19 (a)	1,500,000		1,788,039
Gaz Capital SA, 6.212%, 11/22/16 (a)	400,000		385,520
Gaz Capital SA, 8.625%, 04/28/34	5,500,000		6,091,800
IBM Corp., 5.700%, 09/14/17	9,000,000		9,954,315
NGPL Pipeco LLC, 6.514%, 12/15/12 (a)	1,800,000		1,967,832
Peabody Energy Corp., 7.875%, 11/01/26	700,000		686,000
Petroleos Mexicanos, 8.000%, 05/03/19	5,100,000		5,877,750
Philip Morris International, Inc., 5.650%, 05/16/18	1,000,000		1,077,422
Qwest Capital Funding, Inc., 7.250%, 02/15/11	1,813,000		1,822,065
Ras Laffan Liquefied Natural Gas Co., Ltd, 5.298%, 09/30/20 (a)	900,000		915,121
Rohm & Haas Holdings, 6.000%, 09/15/17	1,100,000		1,112,385
Sonat, Inc., 7.625%, 07/15/11	1,300,000		1,329,229
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	6,145,000	[2]	6,517,080
Time Warner, Inc., 0.684%, 11/13/09, (11/13/09)[4]	2,000,000		2,000,212
Time Warner, Inc., 5.875%, 11/15/16	1,200,000		1,288,244
United Airlines, Inc., 10.400%, 11/01/16	500,000	[2]	510,000
UnitedHealth Group, Inc., 4.875%, 02/15/13	1,600,000		1,671,422
Vale Overseas, Ltd., 6.250%, 01/23/17	500,000		523,950
Vale Overseas, Ltd., 6.875%, 11/01/36	500,000		504,300
Verizon Wireless Capital LLC, 5.250%, 02/01/12 (a)	9,300,000		9,942,965
Total Industrials			70,804,508
Mortgage-Backed Securities - 7.1%
American Home Mortgage Investment Trust, 4.390%, 02/25/45, (12/01/09)[4]	757,212		610,892
Bank of America Funding Corp., 3.442%, 05/25/35	1,146,279		1,122,823
Bear Stearns Adjustable Rate Mortgage Trust, 3.442%, 11/25/30	27,504		26,045
Bear Stearns Adjustable Rate Mortgage Trust, 5.118%, 04/25/33	469,861		426,045
Bear Stearns Adjustable Rate Mortgage Trust, 5.629%, 02/25/33	110,195		108,482
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 2.194%, 03/25/35, (12/01/09)[4]	8,769,719		7,870,312
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 2.830%, 03/25/35, (12/01/09)[4]	13,207,671		11,889,884
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2, 4.550%, 08/25/35, (12/01/09)[4]	16,827,622		14,982,175
Bear Stearns Alt-A Trust, 5.353%, 05/25/35[5]	1,654,748		1,255,854

The accompanying notes are an integral part of these financial statements.

12

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities - 7.1% (continued)
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1, 5.487%, 09/25/35[5]	$812,497	$548,695
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.700%, 06/11/50	2,800,000	2,594,162
Bear Stearns Mortgage Funding Trust, 0.314%, 02/25/37, (11/25/09)[4]	1,051,696	965,956
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, 2.510%, 08/25/35, (10/25/10)[4]	8,578,691	8,106,731
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class 2A1, 4.700%, 12/25/35, (07/25/10)[4]	499,006	459,651
Countrywide Alternative Loan Trust, 0.424%, 05/25/47, (11/25/09)[4]	1,562,806	812,238
Countrywide Home Loans, Inc., 5.250%, 02/20/36, (09/20/10)[4]	531,092	370,380
Greenpoint Mortgage Funding Trust, 0.324%, 10/25/46, (11/25/09)[4]	1,077,239	929,645
Greenpoint Mortgage Funding Trust, 0.324%, 01/25/47, (11/25/09)[4]	1,168,073	1,020,033
GS Mortgage Securities Corp., 0.334%, 03/06/20, (11/06/09) (a)[4]	2,223,170	2,107,666
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.237%, 11/25/35[5]	1,998,777	1,799,907
Impac Secured Assets Corp, 0.324%, 01/25/37, (11/25/09)[4]	290,721	169,823
Indymac Index Mortgage Loan Trust, 0.334%, 11/25/46, (11/25/09)[4]	486,857	444,795
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 1A1, 5.210%. 01/25/36[5]	1,976,185	1,251,367
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 5.014%, 02/25/35	1,210,059	1,149,269
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 05/15/47	2,100,000	1,894,765
Lehman Brothers Floating Rate Commecial Mortgage Trust, 0.325%, 09/15/21, (11/15/09) (a)[4]	272,026	250,805
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A, 0.454%, 02/25/36, (11/25/09)[4]	926,834	636,585
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.494%, 11/25/35, (11/25/09)[4]	247,268	180,071
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	3,000,000	2,718,638
Prime Mortgage Trust, 0.644%, 02/25/19, (11/25/09)[4]	40,650	38,471
Prime Mortgage Trust, 0.644%, 02/25/34, (11/25/09)[4]	263,523	239,078
Structured Asset Mortgage Investments, Inc., 0.905%, 09/19/32, (11/19/09)[4]	413,040	352,026
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A2, 0.495%, 07/19/35, (11/19/09)[4]	1,018,735	775,928
Structured Asset Securities Corp., 3.384%, 01/25/32	27,417	25,533
Structured Asset Securities Corp., 3.783%, 10/25/35 (a)[5]	1,065,730	649,082
Thornburg Mortgage Securities Trust, 0.354%, 12/25/36, (11/25/09)[4]	1,186,653	1,147,927
Wachovia Bank Commercial Mortgage Trust, 0.325%, 06/15/20, (11/15/09) (a)[4]	2,547,462	2,184,193
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1, 0.335%, 09/15/21, (11/15/09) (a)[4]	5,643,919	4,958,955
Washington Mutual Mortgage Pass-Through, 1.958%, 11/25/42, (12/01/09)[4]	198,315	132,616
Washington Mutual Mortgage Pass-Through, Series 2005-AR13, Class A1A1, 0.534%, 10/25/45, (11/25/09)[4]	376,568	278,345
Washington Mutual MSC Mortgage Pass-Through, 3.056%, 02/25/31	66,451	56,673
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1, 4.950%, 03/25/36[5]	2,194,321	1,880,119
Total Mortgage-Backed Securities		79,422,640
Utilities - 0.6%
Enel Finance International SA, 6.800%, 09/15/37 (a)	5,800,000	6,595,273
Total Corporate Bonds (cost $488,579,775)		477,279,540

The accompanying notes are an integral part of these financial statements.

13

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Foreign Government and Agency Obligations - 0.3%
Export-Import Bank of China, The, 4.875%, 07/21/15 (a)		$300,000	$319,756
Mexico Government International Bond, 6.050%, 01/11/40		800,000	807,200
Republic of Brazil, 10.250%, 01/10/28	R$	1,250,000	711,356
Societe Financement de l’Economie Francaise, 0.484%, 07/16/12, (01/18/10) (a)[4]		1,000,000	1,000,000
Total Foreign Government and Agency Obligations (cost $2,815,165)			2,838,312
U.S. Government and Agency Obligations - 49.7%
Federal Home Loan Bank - 0.1%
FHLB, 3.375%, 06/24/11		1,000,000	1,039,748
Federal Home Loan Mortgage Corporation - 11.3%
FHLMC, 0.395%, 07/15/19 to 08/15/19, (11/15/09)[4]		6,630,654	6,538,462
FHLMC, 0.545%, 05/15/36, (11/15/09)[4]		1,389,925	1,370,923
FHLMC, 0.745%, 09/15/30, (11/15/09)[4]		53,613	53,187
FHLMC, 1.125%, 06/01/11		6,000,000	6,037,740
FHLMC, 3.884%, 07/01/30, (07/01/10)[4]		3,023	3,076
FHLMC, 3.909%, 11/01/34, (06/01/10)[4]		2,260,755	2,342,199
FHLMC, 5.000%, 04/18/17 to 11/01/18		4,727,340	5,187,002
FHLMC, 5.030%, 08/01/35, (08/01/15)[4]		280,779	295,623
FHLMC, 5.250%, 07/18/11		600,000	645,516
FHLMC, 5.500%, 08/01/37		2,573,952	2,715,561
FHLMC, 5.500%, TBA		27,800,000	29,263,837
FHLMC, 6.000%, 02/01/16 to 09/01/16		140,308	151,238
FHLMC, 6.000%, TBA		29,500,000	31,348,352
FHLMC, 6.500%, 01/01/26 to 08/15/31		8,648,610	9,388,296
FHLMC, 7.000%, 11/15/20		24,778	26,535
FHLMC, 7.500%, 08/15/30		339,224	386,538
FHLMC Gold Pool, 4.500%, 02/01/14		169,029	174,945
FHLMC Gold Pool, 5.000%, TBA		25,000,000	25,910,150
FHLMC Gold Pool, 5.500%, 04/01/37		3,196,409	3,372,263
FHLMC Gold Pool, 6.000%, 05/01/16 to 02/01/38		495,851	528,340
FHLMC Structured Pass Through Securities, 2.101%, 02/25/45, (12/01/09)[4]		182,108	172,034
Total Federal Home Loan Mortgage Corporation			125,911,817
Federal National Mortgage Association - 17.3%
FNMA, 0.304%, 12/25/36, (11/25/09)[4]		952,282	880,839
FNMA, 2.101%, 07/01/44, (11/01/09)[4]		335,456	331,108
FNMA, 3.500%, 07/01/11		181,387	185,211
FNMA, 3.827%, 05/01/36, (11/01/09)[4]		1,570,626	1,564,716
FNMA, 4.000%, 05/01/14		207,431	213,330
FNMA, 4.036%, 05/01/36, (11/01/09)[4]		876,726	881,995
FNMA, 4.084%, 05/25/35		320,840	327,605
FNMA, 4.500%, TBA		5,700,000	5,922,653
FNMA, 4.679%, 09/01/35, (08/01/10)[4]		3,250,385	3,387,664

The accompanying notes are an integral part of these financial statements.

14

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association - 17.3% (continued)
FNMA, 4.825%, 06/01/35, (06/01/10)[4]	$5,340,696	$5,553,956
FNMA, 5.000%, 05/01/14 to 03/01/36	42,038,800	43,925,626
FNMA, 5.000%, TBA	18,000,000	18,660,942
FNMA, 5.021%, 05/01/35, (05/01/15)[4]	267,722	282,462
FNMA, 5.500%, 12/01/16 to 03/01/39	28,292,435	29,907,278
FNMA, 5.500%, TBA	1,900,000	2,000,046
FNMA, 6.000%, 04/01/16 to 01/01/39	44,066,359	46,964,246
FNMA, 6.000%, TBA	23,500,000	24,965,084
FNMA, 6.500%, 11/01/35 to 04/01/37	1,019,844	1,097,404
FNMA, 6.500%, TBA	4,800,000	5,153,251
FNMA, 7.200%, 05/25/23	722,745	806,406
FNMA Whole Loan, 6.500%, 12/25/42	321,534	349,083
Total Federal National Mortgage Association		193,360,905
Government National Mortgage Association - 1.1%
GNMA, 4.125%, 11/20/24 to 11/20/29, (01/01/10)[4]	355,084	360,661
GNMA, 4.375%, 04/20/21, (07/01/10)[4]	8,022	8,232
GNMA, 4.375%, 03/20/24, (04/01/10)[4]	40,608	41,508
GNMA, 4.625%, 08/20/25, (10/01/10)[4]	27,382	28,214
GNMA, 6.000%, TBA	2,000,000	2,124,064
GNMA, 6.500%, 06/20/28	906,398	983,538
GNMA, 6.750%, 10/16/40[5]	7,660,874	8,483,203
Total Government National Mortgage Association		12,029,420
United States Treasury Securities - 19.9%
U.S. Treasury Bills, 0.14%, 04/01/10[7,13]	46,000	45,976
U.S. Treasury Notes, 0.875%, 12/31/10[7]	300,000	301,500
U.S. Treasury Notes, 0.875%, 02/28/11	200,000	200,977
U.S. Treasury Notes, 0.875%, 03/31/11[7]	200,000	200,953
U.S. Treasury Notes, 0.875%, 04/30/11[7]	1,708,000	1,715,607
U.S. Treasury Notes, 0.875%, 05/31/11	100,000	100,418
U.S. Treasury Notes, 1.000%, 07/31/11[7]	11,106,000	11,162,407
U.S. Treasury Notes, 1.000%, 08/31/11[7]	148,100,000	148,695,954
U.S. Treasury Notes, 1.000%, 09/30/11	400,000	401,250
U.S. Treasury Notes, 1.125%, 06/30/11[7]	310,000	312,362
U.S. Treasury Bonds, 3.500%, 02/15/39	5,300,000	4,647,443
U.S. Treasury Bonds, 4.250%, 05/15/39	34,900,000	34,992,729
U.S. Treasury Bonds, 4.375%, 02/15/38	4,500,000	4,606,880
U.S. Treasury Bonds, 4.500%, 05/15/38 to 08/15/39	5,500,000	5,747,333
U.S. Treasury Bonds, 4.750%, 02/15/37	1,800,000	1,952,439
U.S. Treasury Bonds, 5.375%, 02/15/31	5,800,000	6,741,595
Total United States Treasury Securities		221,825,823
Total U.S. Government and Agency Obligations (cost $540,809,960)		554,167,713

The accompanying notes are an integral part of these financial statements.

15

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 2.0%
Buckeye Tobacco Settlement Financing Authority (OH), Class A-2, 5.875%, 06/01/30	$1,000,000	$868,460
California State University, Series A, 5.250%, 11/01/38	500,000	508,595
Chicago Transit Authority, Series A, 6.300%, 12/01/21	300,000	323,463
Chicago Transit Authority, Series A, 6.899%, 12/01/40	1,600,000	1,749,360
Chicago Transit Authority, Series B, 6.899%, 12/01/40	1,700,000	1,858,695
Illinois Municipal Electric Agency Power Supply System Revenue, Series C, 6.832%, 02/01/35	800,000	859,696
Los Angeles, CA Unified School District, Series A-1, 4.500%, 07/01/22 (FSA Insured)[11]	3,600,000	3,674,664
North Carolina Turnpike Authority Revenue, Series B, 6.700%, 01/01/39	900,000	948,339
Public Power Generation Agency Revenue (NE), Series A, 7.240%, 01/01/41	1,200,000	1,212,024
State of California, 5.000%, 06/01/32	2,200,000	2,063,402
State of California, 5.650%, 04/01/39, (04/01/13)[4]	1,200,000	1,255,836
State of California, 7.500%, 04/01/34 to 04/01/39	2,600,000	2,693,275
State of Texas, Transportation Commission Mobility Fund, Series A, 4.750%, 04/01/35	1,000,000	1,010,410
Truckee Meadows Water Authority (NY), 5.000%, 07/01/36	200,000	198,530
University of California Revenue, Series R, 6.270%, 05/15/31	2,500,000	2,575,825
Total Municipal Bonds (cost $20,855,549)		21,800,574

	Shares
Municipal Bond Funds - 0.5%
Dreyfus Municipal Income, Inc.	37,500	312,000
DWS Municipal Income Trust	55,000	624,250
MFS Municipal Income Trust	53,800	346,472
Nuveen Performance Plus Municipal Fund	55,000	741,400
Nuveen Premium Income Municipal Fund II	55,000	716,100
Nuveen Premium Income Municipal Fund IV	55,000	642,950
Nuveen Quality Income Municipal Fund	55,000	729,300
Putnam Municipal Opportunities Trust	33,648	370,128
Van Kampen Advantage Municipal Income Trust II	61,796	697,059
Van Kampen Trust for Investment Grade Municipals	55,000	745,250
Total Municipal Bond Funds (cost $6,544,612)		5,924,909
Preferred Stocks - 0.5%
DG Funding Trust, 0.629%, (12/31/09) (a)[4,8] (cost $6,037,773)	573	5,101,695
Short-Term Investments - 30.9%
Other Investment Companies - 1.5%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	10,385,038	10,385,038
BNY Institutional Cash Reserves Fund, Series B*[3,10]	643,217	101,307
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13%[12]	6,352,906	6,352,906
Total Other Investment Companies		16,839,251

The accompanying notes are an integral part of these financial statements.

16

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Repurchase Agreements - 29.4%
JPMorgan Chase & Co., dated 10/30/09, due 11/03/09, 0.11%, total to be received $84,000,257 (secured by $85,840,000 Cash Management Bills, 1.000%, 07/15/10)	$84,000,000	$84,000,000
JPMorgan Chase & Co., dated 10/30/09, due 11/03/09, 0.10%, total to be received $81,500,226 (secured by $83,163,000 U.S. Treasury Bills, 0.257%, 02/25/10)	81,500,000	81,500,000
JPMorgan Chase & Co., dated 10/29/09, due 11/02/09, 0.07%, total to be received $83,900,489 (secured by $86,481,850 U.S. Treasury Inflation Indexed Bonds, 2.375%, 01/15/25)	83,900,000	83,900,000
JPMorgan Chase & Co., dated 10/29/09, due 11/02/09, 0.07%, total to be received $78,400,457 (secured by $80,205,000 U.S. Treasury Bills, 0.364%, 08/26/10)	78,400,000	78,400,000
Total Repurchase Agreements		327,800,000
Total Short-Term Investments (cost $345,181,161)		344,639,251
Total Investments - 126.7% (cost $1,410,823,995)		1,411,751,994
Other Assets, less Liabilities - (26.7)%		(297,588,127)
Net Assets - 100.0%		$1,114,163,867

Note: Based on the cost of investments of $1,411,216,804 for Federal income tax purposes at October 31, 2009, the aggregate gross unrealized appreciation and depreciation were $34,607,217 and $34,072,027, respectively, resulting in net unrealized appreciation of investments of $535,190.

*	Non-income-producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2009, the value of these securities amounted to $106,133,298, or 9.5% of net assets.
[1]

Yield shown for each investment company listed represents the October 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities, amounting to a market value of $10,732,377, or 1.0% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Floating Rate Security. The rate listed is as of October 31, 2009. Date in parentheses represents the security’s next coupon rate reset.
[5]	Variable Rate Security. The rate listed is as of October 31, 2009 and is periodically reset subject to terms and conditions set forth in the debenture.
[6]	Perpetuity Bond. The date shown is the final call date.
[7]	Some or all of this security is held as collateral for futures contracts, amounting to a market value of $3,137,244, or 0.3% of net assets.
[8]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities.

[9]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
[10]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[11]	At October 31, 2009, 2.3% of the securities in the portfolio were backed by insurance of financial institutions and financial guaranty assurance agencies.
[12]	Collateral received from brokers for swap contracts in the amount of $5,860,263, was invested in this short-term investment.
[13]	Yield shown represents yield to maturity at October 31, 2009.

Investment Definitions and Abbreviations:

EMTN:	European Medium Term Note

FDIC:	Federal Deposit Insurance Corp.

FHLB:	Federal Home Loan Bank

FHLMC:	Federal Home Loan Mortgage Corp.

FNMA:	Federal National Mortgage Association

FSA:	Financial Security Assurance

GNMA:	Government National Mortgage Association

MTN:	Medium Term Note

TBA:	To Be Announced

Abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

R$:	Brazilian Real

£:	British Pound

€:	Euro

The accompanying notes are an integral part of these financial statements.

17

Managers Fremont Bond Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments at value* (including securities on loan valued at $10,732,377)	$1,411,751,994
Foreign currency**	3,126,246
Receivable for delayed delivery investments sold	145,988,524
Receivable for investments sold	40,996
Receivable for Fund shares sold	4,579,590
Unrealized appreciation on swaps	5,142,046
Variation margin receivable	742,514
Unrealized appreciation on foreign currency contracts	290,037
Dividends, interest and other receivables	7,266,207
Prepaid expenses	36,556
Total assets	1,578,964,710
Liabilities:
Payable for investments purchased	165,500,000
Payable to brokers upon termination of swap contracts	5,857,262
Payable for delayed delivery investments purchased	238,546,895
Payable for TBA sale commitments	39,266,408
Payable for Fund shares repurchased	1,671,457
Payable upon return of securities loaned	11,028,255
Options written (premiums received $2,550,510)	806,649
Variation margin payable	492
Unrealized depreciation on swaps	611,006
Unrealized depreciation on foreign currency contracts	368,803
Dividends payable to shareholders	365,473
Accrued expenses:
Investment advisory and management fees	240,375
Administrative fees	187,003
Other	350,765
Total liabilities	464,800,843
Net Assets	$1,114,163,867
Shares outstanding	105,022,041
Net asset value, offering and redemption price per share	$10.61
Net Assets Represent:
Paid-in capital	$1,088,699,726
Undistributed net investment income	4,372,366
Accumulated net realized gain from investments, options, futures, swaps, foreign currency contracts and translations	10,196,498
Net unrealized appreciation of investments, options, futures, swaps, foreign currency contracts and translations	10,895,277
Net Assets	$1,114,163,867
* Investments at cost	$1,410,823,995
** Foreign currency at cost	$3,123,155

The accompanying notes are an integral part of these financial statements.

18

Managers Fremont Bond Fund

Statement of Operations

For the fiscal year ended October 31, 2009

Investment Income:
Interest income	$42,595,507
Dividend income	820,793
Securities lending fees	23,744
Total investment income	43,440,044
Expenses:
Investment advisory and management fees	3,987,329
Administrative fees	2,492,080
Transfer agent fees	399,824
Professional fees	305,742
Custodian fees	245,230
Reports to shareholders	133,058
Trustees fees and expenses	105,313
Registration fees	64,445
Insurance	52,678
Miscellaneous	15,960
Total expenses before offsets	7,801,659
Expense reimbursements	(1,512,408)
Fee waivers	(498,416)
Expense reductions	(7,969)
Net expenses	5,782,866
Net investment income	37,657,178
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments, options, futures, and swap transactions	49,221,068
Net realized gain on foreign currency contracts and translations	(1,416)
Net unrealized appreciation of investments, options, futures, swaps, foreign currency contracts and translations	103,136,316
Net realized and unrealized gain	152,355,968
Net increase in net assets resulting from operations	$190,013,146

The accompanying notes are an integral part of these financial statements.

19

Managers Fremont Bond Fund

Statement of Changes in Net Assets

For the fiscal years ended October 31,

	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment income	$37,657,178	$53,229,700
Net realized gain on investments, options, futures, swaps, foreign currency contracts and translations	49,219,652	60,687,064
Net unrealized appreciation (depreciation) of investments, options, futures, swaps, foreign currency contracts and translations	103,136,316	(113,536,012)
Net increase in net assets resulting from operations	190,013,146	380,752
Distributions to Shareholders:
From net investment income	(49,075,351)	(58,764,642)
From net realized gain on investments	(69,131,312)	—
Total distributions to shareholders	(118,206,663)	(58,764,642)
From Capital Share Transactions:
Proceeds from the sale of shares	384,079,754	442,971,996
Reinvestment of dividends	104,726,190	54,573,251
Cost of shares repurchased	(482,953,055)	(609,729,159)
Net increase (decrease) from capital share transactions	5,852,889	(112,183,912)
Total increase (decrease) in net assets	77,659,372	(170,567,802)
Net Assets:
Beginning of year	1,036,504,495	1,207,072,297
End of year	$1,114,163,867	$1,036,504,495
End of year undistributed net investment income	$4,372,366	$3,739,280

Share Transactions:
Sale of shares	38,751,647	41,903,295
Shares issued in connection with reinvestment of dividends	11,025,577	5,209,779
Shares repurchased	(50,015,482)	(57,793,808)
Net decrease in shares	(238,258)	(10,680,734)

The accompanying notes are an integral part of these financial statements.

20

Managers Fremont Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$9.85	$10.41	$10.31	$10.31	$10.79
Income from Investment Operations:
Net investment income	0.49	0.57	0.47	0.47	0.37
Net realized and unrealized gain (loss) on investments	1.44	(0.61)	0.13	(0.00)[3]	(0.17)
Total from investment operations	1.93	(0.04)	0.60	0.47	0.20
Less Distributions to Shareholders from:
Net investment income	(0.49)	(0.52)	(0.50)	(0.47)	(0.35)
Net realized gain on investments	(0.68)	—	—	—	(0.33)
Total distributions to shareholders	(1.17)	(0.52)	(0.50)	(0.47)	(0.68)
Net Asset Value, End of Year	$10.61	$9.85	$10.41	$10.31	$10.31
Total Return [1]	20.62%	(0.60)%	5.96%	4.75%	2.00%
Ratio of net operating expenses to average net assets	0.58%	0.58%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets [1]	3.78%	4.47%	4.86%	4.72%	3.43%
Portfolio turnover	531%	431%	249%	244%	392%
Net assets at end of year (000’s omitted)	$1,114,164	$1,036,504	$1,207,072	$1,163,251	$971,130

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.78%	0.75%	0.77%	0.77%	0.72%
Ratio of net investment income to average net assets	3.58%	4.30%	4.69%	4.55%	3.31%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than ($0.01) per share.

21

Managers Fremont Bond Fund

Notes to Financial Statements

October 31, 2009

1. Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report is the Managers Fremont Bond Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by the third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

22

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Fremont Bond
Investments in Securities
Corporate Bonds
Asset-Backed Securities	—	$35,517,517	—	$35,517,517
Financials	—	284,939,602	—	284,939,602
Industrials	—	70,804,508	—	70,804,508
Mortgage-Backed Securities	—	79,422,640	—	79,422,640
Utilities	—	6,595,273	—	6,595,273
Foreign Government and Agency Obligations	—	2,838,312	—	2,838,312
U.S. Government and Agency Obligations
Federal Home Loan Bank	—	1,039,748	—	1,039,748
Federal Home Loan Mortgage Corporation	—	125,911,817	—	125,911,817
Federal National Mortgage Association	—	193,360,905	—	193,360,905
Government National Mortgage Association	—	12,029,420	—	12,029,420
United States Treasury Securities	—	221,825,823	—	221,825,823
Municipal Bonds	—	21,800,574	—	21,800,574
Municipal Bond Funds	$5,924,909	—		5,924,909
Preferred Stocks	—	5,101,695	—	5,101,695
Short-Term Investments
Other Investment Companies	16,737,944	101,307	—	16,839,251
Repurchase Agreements	—	327,800,000	—	327,800,000

Total Investments in Securities	22,662,853	1,389,089,141	—	1,411,751,994
Other Financial Instruments*	4,177,420	6,131,855	—	10,309,275

Totals	$26,840,273	$1,395,220,996	—	$1,422,061,269

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards, options, and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

23

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

The fair values of derivative instruments at October 31, 2009, were as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$275,640	Unrealized depreciation on swap contracts	$103,701
Interest rate contracts	Unrealized appreciation on swap contracts	4,866,406	Unrealized depreciation on swap contracts	507,305
Interest rate contracts	—	—	Options written on Treasuries	806,649
Interest rate contracts	Variation margin receivable on futures contracts*	742,514	Variation margin payable on futures contracts*	492
Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	290,037	Unrealized depreciation of foreign currency contracts	368,803

Totals		$6,174,597		$1,786,950

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

For the fiscal year ended October 31, 2009, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Options	Swaps	Total
Credit contracts	—	—	—	$(1,056,205)	$(1,056,205)
Foreign exchange contracts	—	$616,335	—	—	616,335
Interest rate contracts	$40,001,114	—	$(11,865,534)	(23,692,335)	4,443,245

Totals	$40,001,114	$616,335	$(11,865,534)	$(24,748,540)	$4,003,375

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Options	Swaps	Total
Credit contracts	—	—	—	$1,499,777	$1,499,777
Foreign exchange contracts	—	$(1,015,310)	—	—	(1,015,310)
Interest rate contracts	$(24,352,508)	—	$602,239	11,576,977	(12,173,292)

Totals	$(24,352,508)	$(1,015,310)	$602,239	$13,076,754	$(11,688,825)

Open derivatives as of October 31, 2009, which is also indicative of activity for the year ended October 31, 2009, can be found in the Notes to Financial Statements.

24

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

b. Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (formerly The Bank of New York) (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended October 31, 2009, the custodian expense was reduced by $1,177.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2009, overdraft fees equaled $1,239.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2009, the transfer agent expense was reduced by $6,792.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 were as follows:

Distributions paid from:	2009	2008
Ordinary income	$49,075,351	$58,764,642
Short-term capital gains	47,684,315	—
Long-term capital gains	21,446,997	—

	$118,206,663	$58,764,642

As of October 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$5,520,034
Undistributed short-term capital gains	14,260,699
Undistributed long-term capital gains	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

25

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

f. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2009, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: 2 collectively own 39%. Transactions by these shareholders may have a material impact on the Fund.

g. Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2009, the market value of repurchase agreements outstanding was $327,800,000.

h. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i. Securities Transacted on a When Issued Basis

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA sale commitments outstanding at October 31, 2009 were as follows:

Principal/Share Amount	Security	Current Liability
$7,200,000	FNMA, 5.000%, 11/15/24	$7,585,877
30,000,000	FNMA, 5.000%, 11/15/34	31,101,570
550,000	FNMA, 5.500%, 11/15/37	578,961

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement dated January 15, 2005, under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets for the fiscal year ended October 31, 2009, was 0.40%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible

26

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% per annum. For the fiscal year ended October 31, 2009, the Administrator voluntarily agreed to waive 0.05% of its fee amounting to $498,416. During the fiscal year ended October 31, 2009, the Fund paid administration fees of $1,993,664, net of waivers.

Effective June 9, 2008, the Investment Manager has contractually agreed, through at least March 1, 2010, to limit net annual fund operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to 0.58% of average daily net assets of the Fund.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated expense limitation percentage of the Fund’s average daily net assets. For the fiscal year ended October 31, 2009, the Fund made no such repayments to the Investment Manager. At October 31, 2009, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Fund equaled $3,967,446.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through October 31, 2009, the Fund either borrowed from or lent to other Funds in the Fund Family as follows: the Fund lent $6,971,873 for 3 days earning interest of $337; the interest amount can be found in the Statement of Operations in Interest income.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2009, were $9,892,575,201 and $10,523,157,496, respectively. Purchases and sales of U.S. Government securities for the fiscal year ended October 31, 2009, were $9,653,731,669 and $10,150,246,321, respectively.

27

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

4. Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to the Fund. The Fund’s position in the separate sleeves of the ICRF Fund is included in the Schedule of Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. Futures Contracts

The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

At October 31, 2009, the Fund had the following open futures contracts:

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
3-Month Eurodollar	1,932	Long	12/14/09- 12/14/10	$3,545,176
3-Month Euro Euribor	69	Long	12/14/09- 03/15/10	174,663
3-Month Pound Sterling	124	Long	12/16/09- 12/15/10	331,364
2-Year U.S. Treasury Note	570	Long	12/31/09	196,547
5-Year U.S. Treasury Note	9	Long	12/31/09	14,906
10-Year U.S. Treasury Note	387	Long	12/21/09	(149,516)
Total				$4,113,140

8. Interest Rate Caps, Swap Contracts and Options

The Fund may enter into over-the-counter transactions involving interest rate caps, swap contracts, or purchased and written (sold) options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Swap contracts represent an agreement between counterparties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counterparty to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that

28

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

swap or swaption contract counterparties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the written contracts, the Fund pays a premium, to the counterparty, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. The Fund holds zero coupon swaps in which one party makes regular payments while the other party makes one lump sum payment, typically at the end of the contract. The Fund also sold credit protection through credit default swaps. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount.

In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

At October 31, 2009, the Fund had the following open swap contracts:

Pay	Receive	Counterparty	Maturity	Notional Amount		Unrealized Gain/(Loss)
Interest Rate Swaps
3-Month AUD-BBR-BBSW	Fixed Rate 4.500%	DUB	06/15/11	A$	40,800,000	$(358,678)
6-Month AUD-BBR-BBSW	Fixed Rate 6.000%	UAG	09/15/12	A$	15,300,000	(20,454)
6-Month EUR-EURIBOR-Reuters	Fixed Rate 4.500%	BPS	03/18/14		€2,200,000	252,332
6-Month France CPI Excl. Tobacco Index	Fixed Rate 2.103%	BRC	10/15/10		€3,900,000	215,089
6-Month France CPI Excl. Tobacco Index	Fixed Rate 2.146%	UAG	10/15/10		€1,000,000	56,709
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	GLM	09/17/13		£500,000	62,507
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	HUS	09/17/13		£2,900,000	362,539
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	DUB	03/18/14		£3,100,000	400,580
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	DUB	03/18/14		£9,000,000	1,162,973
6-Month GBP-LIBOR-BBA	Fixed Rate 5.250%	RYL	03/18/14		£1,500,000	219,226
6-Month GBP-LIBOR-BBA	Fixed Rate 5.250%	GLM	03/18/14		£600,000	87,690
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	GLM	12/19/09		£2,400,000	25,367
3-Month USD-LIBOR-BBA	Fixed Rate 3.000%	RYL	02/04/11		$11,900,000	336,466
3-Month USD-LIBOR-BBA	Fixed Rate 3.450%	RYL	08/05/11		$5,400,000	224,090
3-Month USD-LIBOR-BBA	Fixed Rate 3.600%	RYL	07/07/11		$16,100,000	694,332
3-Month USD-LIBOR-BBA	Fixed Rate 4.000%	RYL	12/16/14		$2,700,000	158,066
Credit Default Swaps
American International Group, Inc.	Fixed Rate 5.000%	JPM	09/20/16		$800,000	$(78,884)
Federative Republic of Brazil Bond	Fixed Rate 1.520%	MYC	01/20/17		$3,000,000	6,615
Federative Republic of Brazil Bond	Fixed Rate 1.950%	MYC	08/20/16		$3,500,000	102,399
General Electric Capital Corp.	Fixed Rate 1.000%	BPS	09/20/10		$5,600,000	(19,936)
General Electric Capital Corp.	Fixed Rate 5.000%	DUB	12/20/09		$6,000,000	31,190
General Electric Capital Corp.	Fixed Rate 5.000%	JPM	09/20/11		$2,000,000	124,153
Republic of Panama Bond	Fixed Rate 1.250%	JPM	01/20/17		$200,000	(4,881)
CDX.NA.HY.12	Fixed Rate 5.000%	DUB	06/20/14		$(188,000)	11,283

29

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Pay	Receive	Counterparty	Maturity	Notional Amount		Unrealized Gain/(Loss)

Zero Coupon Swaps
Brazil Interbank Deposit Rate	Fixed Rate 10.575%	UAG	01/02/12	R$	6,700,000	$(110,825)
Brazil Interbank Deposit Rate	Fixed Rate 10.600%	JPM	01/02/12	R$	600,000	(3,622)
Brazil Interbank Deposit Rate	Fixed Rate 10.600%	BRC	01/02/12	R$	900,000	(5,434)
Brazil Interbank Deposit Rate	Fixed Rate 10.610%	HUS	01/02/12	R$	1,400,000	(8,292)
Brazil Interbank Deposit Rate	Fixed Rate 11.360%	BRC	01/04/10	R$	5,500,000	8,971
Brazil Interbank Deposit Rate	Fixed Rate 11.430%	MLC	01/04/10	R$	3,600,000	9,391
Brazil Interbank Deposit Rate	Fixed Rate 11.465%	GLM	01/04/10	R$	1,400,000	4,318
Brazil Interbank Deposit Rate	Fixed Rate 11.980%	MLC	01/02/12	R$	5,800,000	50,754
Brazil Interbank Deposit Rate	Fixed Rate 12.410%	UAG	01/04/10	R$	2,800,000	42,646
Brazil Interbank Deposit Rate	Fixed Rate 12.540%	UAG	01/02/12	R$	3,400,000	56,803
Brazil Interbank Deposit Rate	Fixed Rate 12.540%	BRC	01/02/12	R$	3,400,000	56,803
Brazil Interbank Deposit Rate	Fixed Rate 12.540%	MLC	01/02/12	R$	7,300,000	121,959
Brazil Interbank Deposit Rate	Fixed Rate 12.670%	MYC	01/04/10	R$	2,800,000	43,720
Brazil Interbank Deposit Rate	Fixed Rate 12.780%	MYC	01/04/10	R$	5,000,000	101,716
Brazil Interbank Deposit Rate	Fixed Rate 12.948%	MLC	01/04/10	R$	2,100,000	47,839
Brazil Interbank Deposit Rate	Fixed Rate 14.765%	HUS	01/02/12	R$	300,000	12,704
Brazil Interbank Deposit Rate	Fixed Rate 14.765%	MLC	01/02/12	R$	1,200,000	50,816

Total						$4,531,040

A$: Australian Dollar	£: British Pound	$: U.S. Dollar
R$: Brazilian Real	€: Euro

BPS: BNP Paribas	GLM: Goldman Sachs	MLC: Merrill Lynch	RYL: Royal Bank of Scotland
BRC: Barclays Bank	HUS: HSBC Bank	MYC: Morgan Stanley	UAG: UBS
DUB: Deutsche Bank	JPM: JPMorgan Chase

As of October 31, 2009, the Fund paid and received premiums of $27,620,334 and $27,331,921, respectively, on open swap contracts. At October 31, 2009, the unrealized appreciation (excluding premiums) on open swap contracts was $4,242,627.

The table that follows shows the undiscounted maximum potential amount of future payments by the Fund related to selling credit protection in credit default swaps:

Type of reference asset on which the Fund sold protection	Maximum potential amount of future payments(undiscounted) for selling credit protection	Amount Recoverable*	Reference asset rating range**
Investment Grade Corporate Debt	$14,400,000	—	Aa2 to A3
Investment Grade Sovereign Debt	6,500,000	—	Baa3
Non-Investment Grade Sovereign Debt	200,000	—	Ba1

Totals	$21,100,000	—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings are included in the equivalent Moody’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

30

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

At October 31, 2009, the following written put and call options and swaptions were outstanding:

Name	Number of Contracts/Par	Exercise Price	Expiration Date	Unrealized Gain/Loss
3-Month USD-LIBOR-BBA (Put)	15,000,000	3.00%	11/23/09	$91,372
3-Month USD-LIBOR-BBA (Put)	2,800,000	3.25%	04/19/10	(10,349)
3-Month USD-LIBOR-BBA (Put)	2,800,000	3.25%	04/19/10	(8,808)
3-Month USD-LIBOR-BBA (Put)	77,700,000	3.42%	11/23/09	89,614
3-Month USD-LIBOR-BBA (Put)	31,000,000	3.42%	11/23/09	334,128
3-Month USD-LIBOR-BBA (Put)	7,000,000	4.00%	11/23/09	73,387
3-Month USD-LIBOR-BBA (Put)	2,000,000	4.00%	11/23/09	20,168
3-Month USD-LIBOR-BBA (Put)	2,800,000	4.25%	04/19/10	16,075
3-Month USD-LIBOR-BBA (Put)	2,800,000	4.25%	04/19/10	15,235
3-Month USD-LIBOR-BBA (Put)	6,700,000	4.25%	12/29/09	15,330
3-Month USD-LIBOR-BBA (Put)	600,000	4.35%	11/23/09	3,360
3-Month USD-LIBOR-BBA (Put)	1,800,000	4.35%	11/23/09	8,267
3-Month USD-LIBOR-BBA (Put)	2,000,000	5.00%	04/19/10	7,625
3-Month USD-LIBOR-BBA (Put)	25,000,000	5.00%	06/15/10	265,392
3-Month USD-LIBOR-BBA (Put)	28,000,000	5.50%	08/31/10	217,417
3-Month USD-LIBOR-BBA (Put)	29,000,000	5.50%	08/31/10	163,820
3-Month USD-LIBOR-BBA (Put)	45,000,000	5.50%	08/31/10	265,454
3-Month USD-LIBOR-BBA (Put)	7,500,000	6.00%	08/18/10	36,919
3-Month USD-LIBOR-BBA (Put)	2,000,000	6.00%	08/31/10	5,140
3-Month USD-LIBOR-BBA (Put)	11,600,000	6.00%	08/31/10	54,193
3-Month USD-LIBOR-BBA (Put)	2,900,000	6.00%	08/31/10	13,322
3-Month USD-LIBOR-BBA (Put)	1,000,000	6.00%	08/31/10	2,520
10-Year U.S. Treasury Notes (Put)	136	112	12/24/09	7,957
10-Year U.S. Treasury Notes (Put)	88	115	11/20/09	53,155
10-Year U.S. Treasury Notes (Call)	68	119	11/20/09	3,018
10-Year U.S. Treasury Notes (Call)	95	120	12/24/09	(9,175)
10-Year U.S. Treasury Notes (Call)	20	121	11/20/09	9,325

Total				$1,743,861

31

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Transactions in written put and call options and swaptions for the fiscal year ended October 31, 2009, were as follows:

	Number of Contracts/Par	Amount of Premiums
Options outstanding at October 31, 2008	150,500,436	$4,385,034
Options written	381,001,129	3,398,529
Options exercised/expired	(224,501,158)	(5,233,052)

Options outstanding at October 31, 2009	307,000,407	$2,550,510

9. Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2009, the Fund invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange contracts (in U.S. Dollars) at October 31, 2009, were as follows:

Foreign Currency		Settlement Date	Contract Value (Receivable)	Contract Value (Payable)	Unrealized Gain/Loss
Australian Dollar	Short	11/05/09	$79,614	$77,377	$2,237
Australian Dollar	Long	11/30/09	2,707,964	2,755,406	(47,442)
Brazilian Real	Long	02/02/10	6,204,839	6,029,686	175,153
Canadian Dollar	Long	12/10/09	1,187,590	1,204,887	(17,297)
Chinese Yuan Renminbi	Long	03/29/10-08/25/10	7,458,248	7,588,000	(129,752)
Euro	Short	11/19/09	11,051,623	11,108,958	(57,335)
Euro	Long	11/19/09	2,943,160	2,966,380	(23,220)
Indonesian Rupiah	Long	10/07/10	1,324,511	1,300,000	24,511
Japanese Yen	Short	11/24/09	2,819,480	2,841,454	(21,974)
Japanese Yen	Long	11/17/09	417,067	419,439	(2,372)
Malaysian Ringgit	Short	11/12/09	191,454	189,265	2,189
Malaysian Ringgit	Long	11/12/09-06/14/10	1,938,360	1,914,270	24,090
Pound Sterling	Short	11/24/09	8,013,185	8,047,445	(34,260)
Singapore Dollar	Long	11/18/09	419,005	407,000	12,005
South Korean Won	Short	11/18/09-11/27/09	1,027,139	1,031,817	(4,678)
South Korean Won	Long	11/18/09-08/27/10	3,753,466	3,737,144	16,322
New Taiwan Dollar	Long	11/16/09	409,057	406,000	3,057

Totals			$51,945,762	$52,024,528	$(78,766)

32

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

10. Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

11. Dollar Roll Transactions

The Fund may enter into dollar rolls in which it sells debt securities for delivery currently and simultaneously contracts to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds its costs.

12. Subsequent Events

The Fund has determined that no additional material events or transactions occurred subsequent to October 31, 2009, and through December 22, 2009, the date of the issuance of the Fund’s financial statements, which require additional disclosure in the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Fremont Bond hereby designates $0 as a capital gain distribution with respect to the taxable year ended October 31, 2009, or if subsequently determined to be different, the net capital gains of such year.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Fremont Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Fremont Bond Fund (one of the series constituting Managers Trust I, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2009

34

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004- 2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

35

Annual Renewal of Investment Advisory Agreements

On June 4-5, 2009, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers Fremont Bond Fund (the “Fund”) and the Subadvisory Agreement for the Subadvisor of the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 4-5, 2009, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was above the median performance of the Peer Group for each period and below, below, below and above, respectively, the performance of the Fund Benchmark, the Barclays Capital U.S. Aggregate Index. The Board also took into account management’s discussion of the Fund’s performance, noting that the Fund outperformed the Peer Group for each period and outperformed the Fund Benchmark for the 10-year period. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers”

36

Annual Renewal of Investment Advisory Agreements (continued)

complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered the current asset level of the Fund, including the effect on assets attributable to the economic and market conditions over the past year, and considered the impact on profitability of the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the current advisory fee structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2010, to limit the Fund’s net annual operating expenses to 0.58%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by the Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and the Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) the Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 4-5, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund’s Subadvisor.

37

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

Voyageur Asset Management Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

Frontier Capital Management Company, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended October 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MONEY MARKET JPMorgan Investment Advisors Inc.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Managers AMG FQ Tax-Managed U.S. Equity Fund	21,519	$21,437
Managers AMG FQ U.S. Equity Fund	21,387	$21,301
Managers AMG FQ Global Alternatives Fund [1]	31,260	$28,449
Managers Fremont Global Fund	26,126	$25,905
Managers Small Cap Fund	21,619	$17,135
Managers Fremont Micro-Cap Fund	19,833	$19,305
Managers Fremont Institutional Micro-Cap Fund	19,917	$19,387
Managers Real Estate Securities Fund	20,799	$20,189
Managers Fremont Bond Fund	43,122	$42,030
Managers CA Intermediate Tax-Free Fund	20,519	$19,937

1    –    Fund commenced operations on March 30, 2006

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Managers AMG FQ Tax-Managed U.S. Equity Fund	6,900	$7,046
Managers AMG FQ U.S. Equity Fund	6,500	$7,046
Managers AMG FQ Global Alternatives Fund [1]	11,200	$10,593
Managers Fremont Global Fund	9,600	$9,298
Managers Small Cap Fund	6,650	$7,046
Managers Fremont Micro-Cap Fund	6,500	$7,237
Managers Fremont Institutional Micro-Cap Fund	5,800	$7,237
Managers Real Estate Securities Fund	10,100	$9,634
Managers Fremont Bond Fund	11,200	$10,593
Managers CA Intermediate Tax-Free Fund	8,500	$6,231

1    –    Fund commenced operations on March 30, 2006

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2008	2007	2008	2007	2008	2007
Control Affiliates	$343,015	$467,485	$897,895	$1,264,360	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	January 8, 2010

By:	/S/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date:	January 8, 2010